                       DATE                           2007
                       -----------------------------------

                       GCP EUROPE GENERAL PARTNERSHIP L.P.

                                 EMMANUEL TESONE

                          FORM OF AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT

                                       FOR

               GREENHILL CAPITAL PARTNERS EUROPE (EMPLOYEES) L.P.

                                   Macfarlanes
                                10 Norwich Street
                                 London EC4A 1BD

                                           CONTENTS

CLAUSE                                                                                     PAGE

1       Definitions                                                                           2
2       Establishment                                                                        14
2.1     Nature                                                                               14
2.2     Purpose                                                                              15
2.3     Name                                                                                 15
2.4     Principal Place of Business                                                          15
2.5     Commencement and Duration                                                            15
2.6     Currency                                                                             16
2.7     Further Partners                                                                     16
2.8     The General Partner's Commitment and Initial Investments                             19
2.9     Side Letters                                                                         20
2.10    Venture Capital Operating Company Requirements                                       20
3       Capital Contributions                                                                21
3.1     Carried Interest Partner                                                             21
3.2     Investors                                                                            21
3.3     Interest                                                                             21
3.4     Repayment                                                                            21
4       Loans                                                                                21
4.1     Investors                                                                            21
4.2     General Partner                                                                      23
4.3     Interest                                                                             23
4.4     Failure to Comply with Drawdown Notice                                               23
4.5     Repayment of the Loans                                                               25
4.6     Key Executive Provisions                                                             25
5       The Manager and the General Partner                                                  26
5.1     Appointment of a Manager                                                             26
5.2     Restriction on the Limited Partners                                                  27
5.3     Authority and powers of the General Partner/Manager                                  27
5.4     Termination of the Manager's Agreement                                               31
5.5     Authority and Powers of the General Partner                                          31
5.6     Restrictions on the General Partner                                                  32
5.7     Separate liabilities of the General Partner                                          32
5.8     Compliance with the Act and other laws                                               32
5.9     Expenses and Fees                                                                    33
5.10    Tax and Other Information and Withholding Taxes                                      34
5.11    Parallel Funds and Co-investment Agreement                                           35
5.12    Trade or Business Income                                                             35
6       Partnership accounts, allocations and distributions                                  36
6.1     Partnership accounts                                                                 36
6.2     Allocation of debts, liabilities and obligations                                     37
6.3     Allocations of Income, Capital Gains and Capital Losses                              37
6.4     Application of Cash                                                                  40
6.5     Distributions of Cash                                                                42
6.6     Distributions in specie                                                              42
6.7     Tax Credits                                                                          44
6.8     Drawings by the General Partner                                                      44
6.9     Repayments of Carried Interest                                                       45
7       Assignment of Interests or Shares and Resignation from the Partnership               46
7.1     Assignment of Interest of the General Partner and the Carried Interest Partner       46
7.2     Restriction on Assignment of Interest of Investors                                   46
7.3     Position of Substitute Investors                                                     48

7.4     Assignment of Interests in Violation of this Clause                                  49
7.5     Resignation of General Partner                                                       49
7.6     Expulsion of Investors                                                               49
7.7     Withdrawal of Limited Partners                                                       49
7.8     Termination of Employment                                                            53
8       Meetings                                                                             53
9       Termination and Liquidation                                                          55
9.1     Termination                                                                          55
9.2     Extension of Life of the Partnership                                                 55
9.3     Continuation of the Partnership                                                      55
9.4     Removal of the General Partner                                                       56
9.5     Liquidation of Interests of Partners                                                 56
10      Reports and Valuations                                                               57
11      Miscellaneous                                                                        58
11.1    Non-exclusivity                                                                      58
11.2    Indemnities                                                                          59
11.3    Confidential Information                                                             61
11.4    Variation of Partnership Agreement                                                   63
11.5    Notices                                                                              64
11.6    Auditors                                                                             64
11.7    Changes in the Partnership                                                           65
11.8    Excused Investors                                                                    65
11.9    Agreement Binding Upon Successors and Assigns                                        68
11.10   Value Added Tax                                                                      68
11.11   Execution in Counterpart                                                             68
11.12   Service of Process                                                                   68
11.13   Co-Investment                                                                        68
11.14   Contracts (Rights of Third Parties) Act 1999                                         69
11.15   Litigation                                                                           69
11.16   Governing Law                                                                        69
11.17   Tax Matters                                                                          69

The Schedules

I       Subscription Agreement                                                               71
II      Form of Drawdown                                                                    105
III     Investment Policy                                                                   106

                                       ii

                          LIMITED PARTNERSHIP AGREEMENT

DATE                                                                        2007

PARTIES

1       GCP EUROPE GENERAL PARTNERSHIP L.P., whose principal place of business is at 50 Lothian Road, Festival Square, Edinburgh EH3 9WJ (the "General
        Partner")

2       EMMANUEL TESONE of Lansdowne House, Berkeley Square, London W1J 6ER (the
        "Initial Partner")

RECITALS

A       The Parties hereto established a limited partnership under the name
        "Greenhill Capital Partners Europe (Employees) L.P." (the "Partnership")
        for the purpose of raising a fund for investment in unquoted companies in accordance with the Investment Policy. The Partnership will invest in parallel with Greenhill Capital Partners Europe, L.P. The Partnership was established by an agreement dated 11 April 2007 (the "Original
        Partnership Agreement").

B       The Partnership was registered as a limited partnership in England under the Limited Partnerships Act 1907 with registration number LP012088.

C       The General Partner and the Initial Partner wish to restate and amend the terms of the Original Partnership Agreement.

D       GCP Europe General Partnership L.P., as general partner of the
        Partnership, is responsible for the conduct and management of the
        Partnership's business. The General Partner has appointed Greenhill
        Capital Partners Europe LLP to manage and operate the Partnership.
        Greenhill Capital Partners Europe LLP is authorised and regulated by the
        FSA in the conduct of its designated investment business.

E       The Initial Partner has subscribed or agreed to subscribe (pound)1 of partnership capital in its capacity as Initial Partner. On the First
        Closing Date, the Initial Partner shall transfer half of his Capital
        Contribution to the General Partner.

F       The General Partner may, in its sole discretion, subscribe as an
        Investor for a Commitment in the Partnership at any time prior to the
        Final Closing Date.

G       A portion of the Commitments subscribed for by Investors at First
        Closing will be used by the Partnership to acquire the Ironshore
        Investment, at a price to be determined by the Manager pursuant to the provisions of this Agreement.

H       In addition to the Commitment of the General Partner, in its capacity as an Investor, referred to in Recital F above (if any), the General
        Partner shall make a Capital Contribution of (pound)62.33 in its capacity as the Carried Interest Partner. The Capital Contribution of
        the General Partner, in its capacity as the Carried Interest Partner, shall be subject to adjustment in accordance with Clause 3.1.

I       Unless it otherwise decides, acting in its sole discretion, the General
        Partner shall restrict admission to the Partnership to Eligible
        Employees and Eligible Family Members (and any entities formed for the benefit of such persons). Upon acceptance by the General Partner of a
        Subscription Agreement, properly signed

        and delivered, persons determined by the General Partner to be eligible investors shall become Limited Partners and be treated as parties to this Agreement.

IT IS HEREBY AGREED by the General Partner and the Initial Partner that the
Original Partnership Agreement be replaced in its entirety and be superseded by this Amended and Restated Partnership Agreement.

AGREEMENT

1       DEFINITIONS

1.1     In this Agreement (including the Recitals and the Schedules), unless the context otherwise requires, the following words and expressions have the meanings shown:-

        ABORT COSTS: costs and expenses (which shall, for the avoidance of doubt, include travel expenses) incurred in connection with Investment proposals pursued by the Partnership which do not proceed to completion;

        ACCOUNTING DATE: 31 December 2007 and 31 December in each year thereafter or such other date as the General Partner may determine and notify to the Limited Partners or (in the case of the final Accounting
        Period of the Partnership) the date when the Partnership is terminated;

        ACCOUNTING PERIOD: a period ending on and including an Accounting Date and beginning on the commencement of the Partnership or on the day following the preceding Accounting Date (as the case may require);

        ACQUISITION COST: the aggregate of all acquisition costs of an
        Investment together with any costs, duties (including stamp duties), fees and expenses (which shall, for the avoidance of doubt, include travel expenses) related to such acquisition payable by the Partnership;

        ACT: the Limited Partnerships Act 1907 as amended and/or restated from time to time and any successor legislation thereto;

        ADMINISTRATIVE GUIDELINES: any administrative guidelines issued by any governmental authority (whether or not such guidelines have the force of law);

        ADMISSION DATE: in respect of each Investor, the date of admission of such Investor to the Partnership, or in the case of each ERISA Partner, the date upon which such ERISA Partner is admitted to the Partnership pursuant to Clause 2.10;

        AGGREGATE PREFERRED RETURN: such amount, calculated on a daily basis
        (from the date of drawdown of such Loan Commitment to the date of repayment), and determined at the termination of the Partnership, as is equal to 8% per annum (compounded annually on 31 December) on the amount of the aggregate Loan Commitments drawn down from MD Limited Partners;

        AGREEMENT: this limited partnership agreement (including for the avoidance of doubt the schedules hereto), as amended from time to time;

                                        2

        ASSOCIATE:

        (a)     if the person concerned is a body corporate:-

                (i)     the holding company of such person or a subsidiary of
                        such person or a subsidiary of any such holding company;
                        or

                (ii)    any other body corporate in which the person holds
                        directly or indirectly 50 per cent. or more of any class
                        of equity share capital; or

                (iii)   any director of such person.

        (b)     if the person concerned is a limited liability partnership:-

                (i)     any subsidiary of such person;

                (ii)    any other body corporate in which the person holds
                        directly or indirectly 50 per cent. or more of any class
                        of equity share capital; or

                (iii)   any member of such person.

        (c)     if the person concerned is a limited partnership:-

                (i)     the general partner of such person; or

                (ii)    if the general partner of such person is a body
                        corporate, any person who is an Associate of the general
                        partner within the meaning of (a) above.

        (d)     if the person concerned is an individual or a firm or other unincorporated body:-

                (i)     any body corporate in which the person holds directly or
                        indirectly 50 per cent. or more of any class of equity
                        share capital; or

                (ii)    the spouse or any business partner of such person.

        PROVIDED THAT, for the purposes of this Agreement, the Partnership shall not be construed as an Associate of either the General Partner or the
        Manager;

        AUDITORS: such accountants of international repute as may be selected by the General Partner pursuant to Clause 11.6 to be the auditors of the
        Partnership;

        AUTHORISED PERSON: a person who is an authorised person under Part IV of the FSMA;

        BUSINESS DAY: any day, other than a Saturday, Sunday or any other day on which clearing banks in the City of London are not open for the conduct of ordinary non-automated business;

        CAPITAL: amounts reasonably determined by the General Partner in good faith to be in the nature of capital and available for distribution by the Partnership or (as the

                                        3

        case may be) already distributed by the Partnership, including the value attributed by the General Partner to any assets of the Partnership distributed in specie;

        CAPITAL CONTRIBUTION: in respect of each Partner, the amount shown (in the absence of manifest error) as contributed to the capital of the
        Partnership by such Partner in the books of the Partnership (such amount being equal, in the case of an Investor, to 0.001% of its Commitment)
        which shall not include any capital which has been returned to Investors pursuant to Clauses 3.1, 4.4.3 and 6.4;

        CAPITAL GAIN: the amount (if any) by which the Capital Proceeds of an
        Investment, after deduction of Disposal Costs, exceed the Acquisition
        Cost of that Investment (or the attributable part of the Acquisition
        Cost in the case of a partial disposal) (and "Capital Gains" shall be construed accordingly);

        CAPITAL LOSS: the amount (if any) by which the Acquisition Cost (or the attributable part of the Acquisition Cost in the case of a partial disposal) exceeds the Capital Proceeds of an Investment after deduction of the Disposal Costs of that Investment (and "Capital Losses" shall be construed accordingly);

        CAPITAL PROCEEDS: all cash or other proceeds received by the Partnership in relation to the Realisation or part Realisation of an Investment and reasonably determined by the General Partner to be in the nature of capital;

        CARRIED INTEREST PARTNER: GCP Europe General Partnership L.P. in its
        capacity as the carried interest holder;

        CLOSING DATE: any date prior to the Final Closing Date on which
        Investors are admitted as Partners to the Partnership (other than pursuant to a Transfer from an Existing Investor) or on which the
        Commitment of an Existing Investor is increased;

        THE CODE: the US Internal Revenue Code of 1986, as amended from time to time;

        CO-INVESTMENT AGREEMENT: any co-investment agreement to be entered into by the Partnership, the Manager and the other Parallel Funds;

        COMMITMENT: with respect to an Investor, means the amount agreed to be committed by such Investor to the Partnership, comprising a Capital
        Contribution of 0.001% and a Loan Commitment of 99.999% thereof (or, as the context may require, the amount agreed to be committed by an investor to a Parallel Fund);

        DEFAULTING INVESTOR: shall have the meaning ascribed thereto in Clause
        4.4.1;

        DISPOSAL COSTS: the aggregate amount of all costs, duties, fees and expenses incurred in accordance with the terms of this Agreement in the
        Realisation (or partial Realisation) of an Investment Interest;

        DISTRIBUTIONS: distributions in cash or in specie to the Partners pursuant to Clauses 6.5 and 6.6 (and "Distribution" and "Distributed"
        shall be construed accordingly);

        DRAWDOWN NOTICE: a written notice of drawdown from the General Partner to the Investors, issued pursuant to the terms of this Agreement and substantially in the form set out in Schedule II;

                                        4

        ELIGIBLE EMPLOYEE: means an individual who is a current or former employee, officer, director, senior adviser or consultant of Greenhill or an Associate and is determined by the General Partner to be eligible
        (which, for the avoidance of doubt, may require the relevant individual to be an "accredited investor" under Rule 501(a) of Regulation D of the
        Securities Act);

        ELIGIBLE FAMILY MEMBER: means a spouse, parent, child, spouse of child or grandchild of an Eligible Employee;

        ERISA: the United States Employee Retirement Income Security Act of
        1974, as amended;

        ERISA PARTNER: a Limited Partner that is an employee benefit plan subject to Title I of ERISA or an entity whose underlying assets include
        "plan assets" within the meaning of ERISA and Regulation 29 CFR Section
        2510.3-101 by reason, of investment in the entity by an employee benefit plan subject to Title I of ERISA and including any plan established and maintained by a state or governmental agency or any of its political subdivisions or any agency or instrumentality thereof who elects to be treated as an ERISA Partner pursuant to its Subscription Agreement;

        EXCUSED INVESTMENT: shall have the meaning ascribed thereto in Clause
        11.8.3;

        EXCUSED INVESTOR: means any Limited Partner which the General Partner has determined is to be excused from participation in an Investment pursuant to the provisions of Clause 11.8.1;

        EXISTING INVESTORS: shall have the meaning attributed thereto in Clause
        2.7.2.2;

        FINAL CLOSING DATE: the final Closing Date, as determined by the General
        Partner, for receipt of applications from persons wishing to become
        Investors, which shall not be later than twelve months after the First
        Closing Date;

        FIRST CLOSING DATE: the Closing Date upon which the first Investor is admitted to the Partnership or any Parallel Fund;

        FIRST DRAWDOWN DATE: the First Closing Date or such other date as the
        General Partner may determine;

        FSA: the Financial Services Authority of 25 The North Colonnade, Canary
        Wharf, London E14 5HS or any successor regulatory organisation;

        FSA RULES: the rules and guidance issued by FSA from time to time and for the time being in force (as varied by any waivers or dispensations granted by FSA and applicable to the Manager);

        FSMA: the Financial Services and Markets Act 2000 as amended from time to time and any successor legislation thereto;

        GENERAL PARTNER: GCP Europe General Partnership L.P. or any replacement general partner for the time being of the Partnership;

        GENERAL PARTNER GP: GCP Europe General Partner Limited;

        GENERAL PARTNER'S SHARE: the amount referred to in Clause 6.3.2;

                                        5

        GOVERNMENT OR LOCAL AUTHORITY PLAN: a pension or retirement plan or trust established by any government or local authority or other public body or any of its political subdivisions or any agency or instrument thereof for the benefit of its employees;

        GOVERNMENT OR LOCAL AUTHORITY PLAN RESTRICTIONS: with respect to any
        Government or Local Authority Plan, those laws, rules, regulations, interpretations and investment policies which apply to such Government or Local Authority Plans;

        GREENHILL: means Greenhill & Co., Inc.;

        GREENHILL EUROPE: Greenhill & Co Europe Limited;

        INCOME: all cash received by the Partnership and reasonably determined by the General Partner to be in the nature of income;

        INDEMNIFIED PERSON: means each of the General Partner, the General
        Partner GP, the Manager and their Associates, and the directors, officers, members, partners, employees, shareholders, agents and representatives of the General Partner, the General Partner GP, the
        Manager and their Associates;

        INITIAL PARTNER: Emmanuel Tesone of Lansdowne House, Berkeley Square,
        London W1J 6ER;

        INTEREST: the interest of a Partner in the Partnership and all other rights which such Partner has in the Partnership, including its Share and its rights to vote and inspect the books and records of the
        Partnership;

        INVESTEE COMPANY: a body corporate which is the subject of an
        Investment;

        INVESTMENT: an investment acquired by the Partnership in accordance with the Investment Policy (whether for consideration in cash or the securities or assets of existing Investments or otherwise) including but not limited to shares, debentures, loan stock or other securities of and loans (whether secured or unsecured) made to any body corporate or other entity;

        INVESTMENT COMMITTEE: the investment committee of the Manager which shall initially be comprised of the Key Executives;

        INVESTMENT PERIOD: the period commencing on the First Closing Date and ending on the earliest of:

        (a)     the fifth anniversary of the Final Closing Date; or

        (b)     the date determined pursuant to the provisions of Clause 4.6; or

        (c)     the date on which the Loan Commitments have been fully drawn down and no further undrawn Loan Commitments can arise; or

        (d)     at the discretion of the General Partner, the date on which at least 66 2/3% of the Loan Commitments have been drawn down or are committed or allocated to Investments (and provided that such Loan Commitments will not be available for further
                drawdowns); or

                                        6

        (e)     at the discretion of the General Partner, the date on which the
                General Partner determines that applicable laws or regulations make it necessary to terminate the Investment Period; or

        (f)     such date as may be agreed by the General Partner and the
                Investors by an Investors' Ordinary Consent;

        but in any event, ending no later than the investment period of any
        Parallel Funds;

        INVESTMENT POLICY: the investment objective and policy of the
        Partnership, as set out in Schedule III;

        INVESTMENT REPAYMENT POINT: means, in relation to any Investment, the point where carried interest becomes distributable to the Carried
        Interest Partner pursuant to Clause 6.4;

        INVESTOR: any person who subscribes for a Commitment in the Partnership either pursuant to this Agreement or by signing a Subscription Agreement substantially in the form set out in Schedule I and referred to in
        Clause 2.7 and any Substitute Investor (and including, for the avoidance of doubt, the General Partner in respect of its Commitment, but not in respect of its interest as the Carried Interest Partner or in its capacity as General Partner);

        INVESTORS' ORDINARY CONSENT: the written consent (which may consist of one or more documents in like form each signed by one or more of the
        Investors) of such of the Investors and investors in the other Parallel
        Funds (other than the General Partner except where the provisions of this Agreement specifically provide otherwise, in which case the General
        Partner shall be entitled to exercise its votes in respect of its
        Commitment) whose aggregate Commitments represent over 50% of the aggregate amount of Commitments subscribed by all of the Investors in the Partnership and investors in the other Parallel Funds (other than the General Partner except where the provisions of this Agreement specifically provide otherwise) at the time of the request for such consent (and, for the avoidance of doubt, an Investor shall be entitled to split its Commitment for these purposes so that an Investor may consent in respect of part of its Commitment and withhold consent in respect of the balance);

        INVESTOR'S PROPORTIONATE SHARE: means in relation to any Investment in which an Investor is participating, the proportionate share of the
        Investment attributable to such Investor, which shall be calculated by reference to the Loan Commitment drawn down from such Investor to fund the Acquisition Costs in respect of that Investment as against the aggregate Loan Commitments drawn down from Investors to fund the
        Acquisition Costs in respect of that Investment;

        INVESTORS' SPECIAL CONSENT: the written consent (which may consist of one or more documents in like form each signed by one or more of the
        Investors) of such of the Investors and investors in the other Parallel
        Funds (other than the General Partner, except where the provisions of this Agreement specifically provide otherwise, in which case the General
        Partner shall be entitled to exercise its votes in respect of its
        Commitment) whose aggregate Commitments represent over 75% of the aggregate amount of Commitments subscribed by all of the Investors in the Partnership and investors in the other Parallel Funds (other than the General Partner, except where the provisions of this Agreement specifically provide otherwise) at the time of the request for such consent (and, for the avoidance of

                                        7

        doubt, an Investor shall be entitled to split its Commitment for these purposes so that an Investor may consent in respect of part of its
        Commitment and withhold consent in respect of the balance);

        IRONSHORE INVESTMENT: means 3,000,000 Ordinary Shares of Ironshore Inc.
        held by Greenhill Europe;

        KEY EXECUTIVES: Simon Borrows, Robert Niehaus and Brian Phillips and any
        person approved by the Investors (by way of an Investors' Ordinary
        Consent) as a Key Executive in addition to or in substitution for another Key Executive and provided that on the approval of any such additional Key Executive, they shall be appointed to the Investment
        Committee of the Manager;

        KEY MAN EVENT: shall have the meaning ascribed thereto in Clause 4.6;

        LIMITED PARTNER: each of the Investors (other than the General Partner in respect of its Commitment);

        LISTED SECURITIES: any securities which have been or are admitted to
        Listing;

        LISTING: the admission of the whole or any part of the securities of an
        Investee Company to a Recognised Investment Exchange or Designated
        Investment Exchange (as such terms are defined in the glossary of the
        FSA Handbook in force from time to time) or which in the reasonable opinion of the General Partner is an appropriate market (which, for the avoidance of doubt, shall include AIM);

        LOANS: in respect of each Investor, the aggregate amount of the loans
        (if any) advanced to the Partnership by such Investor pursuant to Clause
        4;

        LOAN COMMITMENT: in respect of each Investor, the Loans (if any)
        advanced or agreed to be advanced by such Investor pursuant to Clause 4
        (whether or not such Loan has been repaid to the Investor in whole or in part) being equal to 99.999% of such Investor's Commitment;

        MANAGEMENT AGREEMENT: the agreement between the General Partner and the
        Manager, appointing the Manager as manager of the Partnership;

        MANAGER: Greenhill Capital Partners Europe LLP or its successor for the time being appointed as manager of the Partnership in accordance with
        Clause 5.1;

        MD LIMITED PARTNER: means a Limited Partner who, at the time of subscribing for a Commitment in the Partnership, is a Managing Director
        of Greenhill or an Eligible Family Member of a Managing Director (or, if
        applicable, any other Associate of Greenhill which the General Partner may determine and provided that in the event that the Associate is an entity which does not have Managing Directors, the General Partner shall be entitled, in its sole discretion (but subject to any applicable laws to the contrary), to determine whether the employee, officer or member of such entity shall have the status of a Managing Director for the purposes of this Agreement);

        NET CAPITAL GAINS: for any period, the amount (if any) by which the aggregate Capital Gains exceed the aggregate Capital Losses;

                                        8

        ONGOING EXPENSES: the reasonable and proper costs and expenses of the
        Partnership being:-

        (i)     the costs of Investor meetings and of printing and circulating reports and notices (including the costs of providing tax
                reporting information) to Investors;

        (ii)    all introduction and similar fees;

        (iii)   legal fees and expenses and any litigation costs;

        (iv)    accounting, auditors' and valuers' fees and expenses;

        (v)     fees and expenses incurred in connection with tax advisory services or with the preparation of tax reports;

        (vi)    any fees and expenses incurred in relation to the administration of the Partnership;

        (vii)   bank charges and borrowing costs;

        (viii)  custodians' fees and expenses;

        (ix)    external consultants' fees and expenses;

        (x)     costs and expenses (including all stamp duties and professional fees) of identifying, evaluating, negotiating, acquiring,
                holding, monitoring and disposing of Investments not covered by fees received by the General Partner or the Manager; and

        (xi)    costs of providing insurance for the personnel of the General
                Partner, the Manager or any of their Associates in their roles as directors of Investee Companies;

        in each case together with any VAT thereon to the extent due but excluding, for the avoidance of doubt, overheads of the General Partner or of the Manager including, without limitation, remuneration and expenses paid to their employees, rent, utilities and marketing expenditure and subsistence costs;

        PARALLEL FUNDS: the Partnership and any additional limited partnerships established under agreements containing substantially similar commercial terms to this Agreement and formed with the intention of investing alongside the Partnership;

        PARTICIPATING INVESTOR: has the meaning given in Clause 11.8.3;

        PARTNER: the General Partner and/or all or any of the Limited Partners,
        as the case may require;

        PARTNERSHIP: Greenhill Capital Partners Europe (Employees) L.P., being the limited partnership established by the Original Partnership
        Agreement, the activities and operation of which shall be governed by the terms and conditions of this Agreement as amended and/or restated
        from time to time;

        PARTNERSHIP ASSETS: all of the assets of the Partnership;

                                        9

        PLAN ASSETS REGULATIONS: has the meaning given in Clause 2.10;

        PORTFOLIO: all Investments, money, assets or borrowings for the time being held by or to the order of the Partnership and managed by the
        Manager under the Management Agreement;

        PREFERRED RETURN: shall have the meaning ascribed thereto in Clause
        6.4.7;

        PRELIMINARY EXPENSES: the reasonable and proper costs and expenses incurred in the establishment of the Partnership being:-

        (i)     accountancy costs and fees;

        (ii)    legal costs and fees;

        (iii)   tax advisory costs and fees;

        (iv)    all document preparation, printing and postage costs;

        (v)     costs of distribution and placing of the Commitments;

        (vi)    marketing costs and fees; and

        (vii)   travel costs and expenses;

        in each case together with any VAT thereon to the extent due but excluding, for the avoidance of doubt, any fees or commissions payable to placement agents, brokers and itermediaries, which shall be borne by the General Partner;

        PRIVATE PLACING MEMORANDUM: the private placement memorandum a draft of which was issued in February 2007 and a supplement to which was issued in May 2007 relating to the placing of Commitments in the Partnership and any Parallel Funds and any supplement thereto;

        REALISATION: the occurrence of any of the following events in relation to an Investment (or portion thereof):-

        (i)     the receipt of consideration and distribution in cash or the receipt of consideration and distribution in specie of any securities of a capital nature; or

        (ii)    the unconditional completion of an agreement for the sale of the whole or any part of an Investment (save that where the
                consideration for such sale is wholly comprised of securities of a company or, where the consideration for such sale is comprised partly of securities of a company and partly of cash, in
                relation to that part of the consideration comprised of
                securities, there shall be no Realisation for the purposes of this sub-paragraph (ii)); or

        (iii)   the receipt of any deferred consideration (other than that of an income nature) or the release of a provision made by the General
                Partner in either case arising from a previous Realisation of the whole or any part of an Investment; or

                                       10

        (iv)    at the discretion of the General Partner, the redemption of any securities of a company which is the subject of an Investment
                (other than any redemption of such securities which is made solely in connection with any other event constituting a
                Realisation); or

        (v)     the winding up or dissolution of any company in which an
                Investment is held;

        and "REALISED" shall be interpreted accordingly.

        PROVIDED THAT to the extent that consideration is received in connection with a reorganisation, recapitalisation or other similar transaction
        (and, if the consideration is in the form of cash, such consideration is not required to be reinvested in the Investee Company in accordance with the terms of such reorganisation, recapitalisation or other similar transaction), the General Partner may deem such an event not to be a
        Realisation and such consideration shall be treated as an Investment in substitution for (or in addition to) the original Investment;

        RECURRING EXCUSED INVESTOR: means a Limited Partner which is an Excused
        Investor in respect of three or more Drawdown Notices (whether or not consecutive) and which the General Partner determines in its reasonable discretion shall be treated as a Recurring Excused Investor (provided that, for the avoidance of doubt, an Investor shall not be a Recurring
        Excused Investor where the Excused Investments relate to the same
        Investee Company);

        RELEVANT ADMISSION DATE: shall have the meaning attributed thereto in
        Clause 2.7.2.1;

        RELEVANT DRAWDOWNS: shall have the meaning attributed thereto in Clause
        2.7.2.2;

        RELEVANT PERIOD: a period starting on the commencement of the
        Partnership and ending on 30 June 2007 and thereafter a period commencing on the day following the end of the previous Relevant Period and ending on the following 30 June or 31 December (whichever is the earlier);

        RETIREMENT: means termination of employment on or after the date the relevant Limited Partner has: (i) attained age 65 and completed at least two years of service following Greenhill's initial public offering; (ii)
        completed at least twelve years of service as a managing director of
        Greenhill or its predecessors; or (iii) has completed at least twenty years of service with Greenhill or its predecessors and, for the purposes of this definition, references to Greenhill shall, where the context permits, include references to any applicable Associate;

        SECURITIES ACT: the US Securities Act of 1933, as amended;

        SHARE: the financial share of a Partner in the profits of the
        Partnership, comprising all or any part of such Partner's entitlement under this Agreement to:

        (a)     its share of the profits, including Capital Gains and Income, of the Partnership and the right to repayment of outstanding Loan
                (if any) and on termination of the Partnership, to the return of its Capital Contribution; and

                                       11

        (b)     its share of the Partnership Assets upon the dissolution of the
                Partnership and, for the purposes of ascertaining that share, its entitlement to an account as from the date of the
                dissolution

        but excluding any entitlement to interfere in the management or administration of the Partnership's business or affairs, or to require any accounts of the partnership's transactions or to inspect the
        Partnership's books;

        SIDE LETTER: an amendment or variation to the terms of this Agreement
        (or the limited partnership agreement governing any other Parallel Fund)
        which is legally binding on the General Partner and which is entered into for the benefit of an Investor or an investor in a Parallel Fund;

        STATE: any of the states comprising the US;

        STERLING: the official currency of the United Kingdom;

        SUBSCRIPTION AGREEMENT: the subscription agreement substantially in the form set out in Schedule I to be entered into by a prospective investor pursuant to which it applies to become a Limited Partner in the
        Partnership;

        SUBSEQUENT INVESTOR: shall have the meaning attributed thereto in Clause
        2.7.2.1;

        SUBSTITUTE INVESTOR: a person admitted pursuant to Clause 7 as an
        Investor by virtue of a Substitution or Transfer;

        SUBSTITUTION: the event of a person becoming the successor entity to an
        Investor in accordance with the terms of this Agreement, and thereby becoming the successor to all, or part of, the rights and liabilities of such Investor in respect of such Investor's Interest in the Partnership;

        SUCCESSOR FUND: shall mean any fund formed pursuant to the provisions of
        Clause 11.1.4;

        SUSPENSION PERIOD: a period during which the General Partner is not allowed to draw down Loans from Investors, other than in the circumstances set out in Clause 4.6.1.3;

        TAX CREDITS: has the meaning ascribed thereto in Clause 6.7;

        TEMPORARY INVESTMENTS: any Investment Realised in whole or in part within 18 months of the acquisition of the Investment by the Partnership
        (and for these purposes the date of acquisition will be the date on which the Investment is legally or beneficially transferred and held for the account of the Partnership), which shall include, but not be limited to, Underwritten Investments (provided that the syndication of such
        Underwritten Investments occurs within 18 months of such Investment being made);

        TERMINATION ACCOUNTING PERIOD: shall have the meaning ascribed thereto in Clause 5.9.4;

        TOTAL COMMITMENTS: the aggregate amount of all Commitments to the
        Partnership from time to time (or, as the context may require, the aggregate amount of all Commitments to this Partnership and all Parallel
        Funds);

                                       12

        TRANSACTION FEES: means any of the following which are paid to the
        General Partner or, if applicable, the Manager:

        (i)     all advisory or monitoring fees payable by an Investee Company which are directly referable to the Partnership's Investment in an Investee Company;

        (ii)    all break fees payable in connection with a proposed investment which does not proceed to completion;

        (iii)   all directors' fees and benefits payable in connection with the appointment of a director or observer to the board of directors of an Investee Company;

        (iv)    all underwriting fees payable in connection with the
                underwriting of Investments; and

        (v)     all other fees, commissions and amounts including arrangement fees and exit fees which are directly referable to the
                Partnership's Investment in an Investee Company;

        PROVIDED THAT Transaction Fees will not include compensation paid to
        Greenhill and/or its Associates, including, without limitation:
        investment banking fees; investment advisory fees; fees in connection with restructurings and mergers and acquisitions; underwriting and placement fees and fees in respect of other services;

        TRANSFER: any sale, assignment, transfer, exchange, pledge, encumbrance or other disposition of any Investor's Interest in the Partnership;

        US: shall have the meaning ascribed thereto in Appendix IV to Schedule
        I;

        US INVESTMENT COMPANY ACT: US Investment Company Act of 1940, as
        amended;

        US INVESTOR: any Investor which is a US Person;

        US PERSON: shall have the meaning ascribed thereto in Appendix IV to
        Schedule I;

        UNDERWRITTEN INVESTMENT: any Investment in an Investee Company made with a view to syndication provided that such syndication is anticipated within 18 months of the making of such Investment;

        UNREALISED INVESTMENT: any Investment which has not been the subject of a Realisation;

        VALUATION PROCEDURES: the basis of valuation of Investments being the basis set out in the valuation guidelines contained in the
        "International Private Equity and Venture Capital Valuation Guidelines"
        published in March 2005 (as amended, supplemented or replaced from time to time);

        VALUE: means (except where otherwise expressly stated) in relation to any Investment, such valuation to be determined by the General Partner acting in its reasonable discretion and in good faith in accordance with the Valuation Procedures;

                                       13

        VAT: United Kingdom value added tax or any other value added tax or sales tax applicable in the United Kingdom.

1.2     In this Agreement a company is a "subsidiary" of another company, its
        "holding company", if that other company -

1.2.1   holds a majority of the voting rights in it, or

1.2.2   is a member of it and has the right to appoint or remove a majority of its board of directors, or

1.2.3   is a member of it and controls alone or pursuant to an agreement with other shareholders or members a majority of the voting rights in it, or

1.2.4   if it is a subsidiary of a company which is itself a subsidiary of that other company

        and "subsidiaries" and "holding companies" in this Agreement are to be construed accordingly and "group" means all subsidiaries and holding companies of a company and all subsidiaries of any holding company.

1.3     References to the parties, the Recitals, Clauses and the Schedules are respectively to the parties, the Recitals, Clauses and Schedules of and to this Agreement.

1.4     Any reference to a statutory provision shall include any subordinate legislation made from time to time under that provision.

1.5     Any reference to a statutory provision or any regulation under a statutory provision shall include that provision or regulation as from time to time modified or re-enacted whether before or after the date of this Agreement so far as such modification or re-enactment applies or is capable of applying to any transactions entered into prior to the date hereof and (so far as liability thereunder may exist or can arise) shall include also any past statutory provision or regulation under a statutory provision (as from time to time modified or re-enacted) which such provision or regulation has directly or indirectly replaced.

1.6     The Interpretation Act 1978 shall apply to this Agreement in the same way as it applies to an enactment.

1.7     In this Agreement, any reference to a "person" or "persons" includes natural persons, partnerships, companies, bodies corporate, associations, organisations, governments, states, foundations and trusts
        (in each case whether or not having separate legal personality).

2       ESTABLISHMENT

2.1     NATURE

2.1.1   The Partnership is a limited partnership registered in England pursuant to the Act.

2.1.2   Any change which may occur in the particulars to be furnished pursuant to the Act shall forthwith be notified by the General Partner to the appropriate Registrar of Companies in a statement specifying the date and nature of such change.

                                       14

2.1.3   In the event that the Partnership is unable to pay its debts, liabilities or obligations, the liability of a Limited Partner will be limited to the amount of its or his Capital Contribution together with such portion of the Loan advanced to the Partnership by such Limited
        Partner as shall not at the relevant time have been repaid.

2.2     PURPOSE

2.2.1   The purpose of the Partnership is to carry on the business of an investor in accordance with the Investment Policy and in particular but without limitation to identify, research and negotiate investment opportunities and make and monitor the progress of and arrange the sale of investments in accordance with the Investment Policy which shall include but shall not be limited to the purchase, acquisition, sale and disposal of ordinary shares, preference shares, debentures, loan stocks, other securities, options and warrants of and in private equity transactions in accordance with the Investment Policy with the principal objective of providing Investors with a high overall rate of return by means of both income and capital growth.

2.2.2   The Partnership (acting through the General Partner, the Manager or persons authorised on behalf of the Partnership) may execute, deliver and perform all contracts and other undertakings and engage in all activities and transactions as may in the reasonable opinion of the
        General Partner be necessary or advisable in order to carry out the foregoing purposes and objectives, provided that any such activities and transactions fall within the scope of the Investment Policy.

2.3     NAME

        The business of the Partnership shall be carried on under the name and style or firm name of "Greenhill Capital Partners Europe (Employees)
        L.P." or such other name as the General Partner may in its absolute discretion determine, provided that any change of name shall be notified to Investors by the General Partner as soon as is reasonably practicable.

2.4     PRINCIPAL PLACE OF BUSINESS

        The principal place of business of the Partnership shall be at 7th
        Floor, Lansdowne House, Berkeley Square, London W1J 6ER or such other place in England as the General Partner shall from time to time determine. Any change in the principal place of business of the
        Partnership shall forthwith be notified to each Limited Partner. The
        General Partner shall ensure that the registered office of the
        Partnership shall remain in England and Wales.

2.5     COMMENCEMENT AND DURATION

2.5.1   The Partners shall be partners in the Partnership as from the date of this Agreement or, if later, the Admission Date.

2.5.2   Subject to the provisions of Clause 9, the term of the Partnership shall continue until the expiration of ten years from the First Closing Date.

                                       15

2.6     CURRENCY

2.6.1   All advances by and distributions to Partners and all calculations pursuant to the terms of this Agreement shall be made in Sterling.

2.6.2   Notwithstanding Clause 2.6.1 above, should the official currency of the
        United Kingdom change from Sterling, the General Partner shall, acting reasonably and in good faith, make the appropriate adjustments to the accounts of the Partnership at the relevant prevailing rate to reflect such change and, with effect from the date on which such change occurs, all advances by and distributions to Partners and all calculations pursuant to the terms of this Agreement shall be made in such other official currency and references to "Sterling" in this Agreement shall be deemed to be references to such other currency.

2.7     FURTHER PARTNERS

2.7.1   Further Investors who are (unless the General Partner determines otherwise and subject to applicable laws and regulations) Eligible
        Employees or Eligible Family Members may be admitted as Limited Partners by the General Partner at any time on or prior to the Final Closing Date provided that:-

        2.7.1.1   (subject always to Clause 2.7.3) they each subscribe for a
                  Commitment in excess of any minimum Commitment requirements the General Partner may, in its sole discretion, apply to the
                  Partnership; and

        2.7.1.2   they each sign, deliver and have accepted a Subscription
                  Agreement substantially in the form set out in Schedule I
                  (and, for the avoidance of doubt, provide any appropriate
                  evidence of identity which the General Partner or Manager is entitled to request pursuant to the Subscription Agreement)
                  whereupon they each shall, save as otherwise provided in this
                  Agreement, be treated as "Investors" and "Limited Partners"
                  for all purposes of this Agreement;

        2.7.1.3   notwithstanding the foregoing provisions of this Clause 2.7.1 the General Partner may, after the Final Closing Date, admit as a Limited Partner any ERISA Partner which has executed a
                  Subscription Agreement prior to the Final Closing Date but whose admission as a Limited Partner is required to be delayed until the Manager certifies that the Partnership is a "venture capital operating company" within the meaning of the Plan
                  Asset Regulations pursuant to Clause 2.10.

2.7.2   Where:

        2.7.2.1   a Limited Partner (a "Subsequent Investor") is admitted to the
                  Partnership or increases its Commitment in the Partnership after the First Closing Date but on or prior to the Final
                  Closing Date (the "Relevant Admission Date"); and

        2.7.2.2   at the Relevant Admission Date any Loans have been drawn down from Investors and/or loans have been drawn down from
                  investors in any other Parallel Funds (the "Relevant
                  Drawdowns") who were Limited Partners (or limited partners in

                                       16

                any other Parallel Funds) immediately prior to the Relevant
                Admission Date (the "Existing Investors");

        then:-

        2.7.2.3   the Subsequent Investor shall comply with the provisions of
                  Clause 2.7.1; above; and

        2.7.2.4   (a)     the General Partner shall allocate the Relevant
                          Drawdowns (excluding amounts of the Relevant Drawdowns
                          which are attributable to the General Partner's Share
                          or drawings on account thereof) between the Existing
                          Investors and the Subsequent Investor in proportion to
                          the Commitments of each Investor immediately following
                          the Relevant Admission Date;

                  (b)     the Subsequent Investor shall contribute to the
                          Partnership a sum equal to the proportion of the
                          Relevant Drawdowns allocated to the Subsequent
                          Investor under Clause 2.7.2.4(a) above;

                  (c)     the Subsequent Investor shall contribute, for payment
                          to the General Partner, an amount equal to the
                          aggregate amount which the Subsequent Investor would
                          have been required to pay to the Partnership with
                          respect to the General Partner's Share (or drawings on
                          account thereof) had the Subsequent Investor been
                          admitted at the First Closing Date;

                  (d)     as soon as practicable after receipt of the sums
                          contributed by the Subsequent Investor under Clause
                          2.7.2.4(b) above, the General Partner shall procure
                          payment by the Partnership to each Existing Investor a
                          sum equal to the amount by which the amount equal to
                          the proportion of the Relevant Drawdowns attributable
                          to the Existing Investor immediately prior to the
                          Relevant Admission Date exceeds the amount equal to
                          the proportion of the Relevant Drawdowns allocated to
                          the Existing Investor under Clause 2.7.2.4(a) PROVIDED
                          THAT, the General Partner, acting reasonably but in
                          its sole discretion, may instead retain such amounts
                          within the Partnership for cash management purposes,
                          in which case the amounts which would otherwise have
                          been distributed to an Existing Investor will be
                          credited against, and reduce, future drawdowns made
                          from such Existing Investor;

                  (e)     as soon as reasonably practicable after receipt of the
                          sums contributed by the Subsequent Investor under
                          Clause 2.7.2.4(c) above, such sums shall be paid to
                          the General Partner;

                  (f)     sums paid to Existing Investors under Clauses
                          2.7.2.4(d) above will be in partial repayment of the
                          Loans of the

                                       17

                          Existing Investors and will be available for drawdown
                          again;

        2.7.2.5   (a)     in addition, the Subsequent Investor may be required,
                          at the discretion of the General Partner, to
                          contribute to the Partnership a sum equal to interest
                          on the proportion of the Relevant Drawdowns allocated
                          to the Subsequent Investor under Clause 2.7.2.4(a) at
                          the rate of 8% per annum from the date of the each
                          Relevant Drawdown to the Relevant Admission Date;

                  (b)     as soon as practicable after receipt of the sums
                          contributed by the Subsequent Investor under Clause
                          2.7.2.5(a) above, the General Partner shall cause to
                          be paid to each Existing Investor a share of the sums
                          so contributed, allocated pro rata to the proportion
                          of the Relevant Drawdowns attributable to each
                          Existing Investor immediately prior to the Relevant
                          Admission Date.

                  (c)     in addition, the Subsequent Investor may be required,
                          at the discretion of the General Partner, to
                          contribute to the Partnership, for payment to the
                          General Partner, a sum equal to interest on the amount
                          paid by such Subsequent Investor pursuant to Clause
                          2.7.2.4(c) at the rate of 8% per annum from the First
                          Closing Date until the Relevant Admission Date;

                  (d)     as soon as practicable after receipt of the sums
                          contributed by the Subsequent Investor pursuant to
                          Clause 2.7.2.5(c) above, such sums shall be paid to
                          the General Partner;

                  (e)     sums representing interest payable by the Subsequent
                          Investor pursuant to Clauses 2.7.2.5(a) and 2.7.2.5(c)
                          above shall be payable in addition to the Subsequent
                          Investor's Commitment. Accordingly such sums shall not
                          be reflected in the accounts of the Partnership
                          operated in accordance with Clause 6;

                  (f)     The General Partner shall, following the admission of
                          any new Investor in the Partnership, make such
                          allocations or reallocations of Investments,
                          Preliminary Expenses, Ongoing Expenses and the General
                          Partner's Share among the accounts of any Investors so
                          as to ensure that each Investor bears an amount of
                          such expenses, and acquires an amount of any
                          Investments, in proportion to the Commitments
                          subscribed to the Partnership by each such Investor.

2.7.3   Sums paid to Existing Investors under Clause 2.7.2.4(d) will be in partial repayment of the Loans of Existing Investors and shall be treated as not having been advanced to the Partnership by the Existing
        Investors, and will be available for drawdown again. The repayment of such sums shall not be treated as a Distribution (and the allocation of such sums shall not be treated as an allocation

                                       18

        for the purposes of Clause 6.3) and accordingly no carried interest will be payable as a result thereof.

2.7.4   The Partnership may receive and pay amounts from and to the other
        Parallel Funds pursuant to the Co-investment Agreement in order to equalise the position of Investors in the Partnership and investors in the other Parallel Funds as a result of the admission of new investors in the Partnership or in the Parallel Funds or increases in investors'
        commitments during the period between the First Closing Date and Final
        Closing Date. Such amounts received shall be distributed to Existing
        Investors pro rata to their respective Loans as soon as practicable after receipt. The amount so distributed (but excluding the amount received by Investors which represents amounts equal to interest paid by subsequent investors in the other Parallel Funds) will be in partial repayment of the Loans of the Existing Investors and will be available for drawdown again.

2.7.5   In addition to the provisions set out in Clauses 2.7.1 to 2.7.4, which cover the admission of Subsequent Investors (those admitted prior to the
        Final Closing Date) to the Partnership, at any time after the Final
        Closing Date but prior to the end of the Investment Period, the General
        Partner may cause the Partnership to admit additional Limited Partners
        ("Further Subsequent Partners") to the Partnership provided that the
        Commitment of the General Partner in its capacity as an Investor shall be reduced by an amount equal to the Commitment of the Further
        Subsequent Partner and that the Further Subsequent Partner shall be required to meet all further drawdowns in relation to the amount of its
        Commitment and pay such Investor's pro rata portion of the General
        Partner's Share from the relevant Admission Date. Further Subsequent
        Partners admitted following the Final Closing Date but prior to the end of the Investment Period shall not participate in Investments made by the Partnership prior to their Admission Date (and, for the avoidance of doubt, the Investor's Proportionate Share applicable to Further
        Subsequent Partners in respect of such Investments shall be zero). In the event that a Further Subsequent Partner is admitted to the
        Partnership, such Further Subsequent Partner shall acquire from the
        General Partner, at par value, such proportion of the Capital
        Contribution of the General Partner as is equal to the proportion by which the aggregate General Partner's then current Commitment reduces on the admission of the Further Subsequent Partner.

2.8     THE GENERAL PARTNER'S COMMITMENT AND INITIAL INVESTMENTS

2.8.1   The General Partner (in its capacity as an Investor) will forthwith upon the execution of this Agreement subscribe for a Commitment of
        (pound)25,060,930.80 in the Partnership.

2.8.2   Except where expressly stated otherwise, the General Partner shall be treated as an "Investor" in respect of the Commitment subscribed pursuant to Clause 2.8.1 for all purposes of this Agreement. For the avoidance of doubt, the General Partner shall not be deemed to be an "MD
        Limited Partner".

2.8.3   The Partnership shall be entitled, at the election of the General
        Partner to purchase from Greenhill Europe (and the General Partner shall procure that Greenhill Europe shall sell) the Ironshore Investment. The purchase price shall be determined at the time of the acquisition and shall be calculated to be the aggregate of the acquisition cost of the
        Ironshore Investment paid by Greenhill Europe (being
        (pound)15,314,717.44) and all expenses incurred in relation to the acquisition and a return of 8% per annum, calculated on a daily basis from the

                                       19

        date of the acquisition of the Ironshore Investment by Greenhill Europe until the date the Ironshore Investment is transferred to the
        Partnership.

2.9     SIDE LETTERS

        Notwithstanding any other provisions of this Agreement, the parties hereto acknowledge that the Partnership or the General Partner, on its own behalf or on behalf of the Partnership, without any further act, approval or vote of any Partner, may enter into Side Letters to or with certain Limited Partners which have the effect of establishing rights under, or altering or supplementing the terms of, this Agreement or the
        Subscription Agreements with Investors. The parties hereto agree that any rights established, or any terms of this Agreement or the
        Subscription Agreements with the Investors altered or supplemented, in a
        Side Letter to or with any Investor shall govern with respect to such
        Investor, notwithstanding any other provisions of this Agreement or the
        Subscription Agreements with the Investors.

2.10    VENTURE CAPITAL OPERATING COMPANY REQUIREMENTS

2.10.1  The General Partner shall use all reasonable endeavours to structure the investments of the Partnership so that the Partnership is a "venture capital operating company" within the meaning of the "plan assets"
        regulation (29 CFR 2510.3-101) under ERISA (the "Plan Assets
        Regulations"). Notwithstanding any other provision of this Agreement, no
        ERISA Partner shall be required to pay its Capital Contribution or any amount of its Loan Commitment to the Partnership until it has received the opinion referred to in this Clause 2.10.1.

2.10.2  In addition, (i) the General Partner will provide, in connection with the making of the first long-term investment of the Partnership (for the purposes of the Plan Assets Regulations), an opinion of counsel, reasonably acceptable to the ERISA Partners, that the Partnership will constitute a venture capital operating company for the purposes of the
        Plan Assets Regulations when that investment is made and (ii) the
        General Partner will provide a written certificate to the effect that the Partnership is a "venture capital operating company" to an ERISA
        Partner within 90 days after the end of any "annual valuation period" of the Partnership.

2.10.3  The provisions of Clauses 2.10.1 and 2.10.2 shall not apply if, as of the date of consummation of the Partnership's first investment (other than a short-term investment of funds pending long-term commitment): (i)
        the Subscription Agreements executed by all Limited Partners indicate, based on the Commitment of each Limited Partner, that participation in the Partnership by "benefit plan investors" is not "significant" (as such terms are defined in ERISA Section 3 (42) and the Plan Asset
        Regulations) and (ii) the General Partner has provided to each ERISA
        Partner a binding letter agreement including a representation to this effect and an agreement that the General Partner will not at any future date admit any party as a Limited Partner if, based on such party's
        Subscription Agreement (or otherwise to the best knowledge of the
        General Partner) the admission of such party as a Limited Partner would cause participation in the Partnership by "benefit plan investors" to be
        "significant" (as such terms are defined in ERISA Section 3(42) and the
        Plan Asset Regulations).

2.10.4  The General Partner will notify any ERISA Partner as soon as is practicable if it becomes aware that the Partnership is either holding
        "plan assets" or that there is a reasonable likelihood that it is holding "plan assets" (as defined in the Plan Assets Regulations).

                                       20

3       CAPITAL CONTRIBUTIONS

3.1     CARRIED INTEREST PARTNER

3.1.1   In addition to the Capital Contribution of the General Partner contributed in its capacity as an Investor pursuant to Clause 2.8.1, the
        General Partner has agreed to contribute the amount of capital in cash to the Partnership as stated in Recital H in its capacity as the Carried
        Interest Partner.

3.1.2   Following each Closing Date, the Carried Interest Partner shall contribute such further amount of Capital Contribution in cash or shall be repaid part of such Capital Contribution so that at all times the aggregate amount of the Capital Contribution subscribed by it as the
        Carried Interest Partner equals 14 per cent of the total Capital
        Contributions subscribed in the Partnership by the MD Limited Partners
        (taking into account, if applicable, any transfers of Capital
        Contribution pursuant to Clause 2.7.5).

3.2     INVESTORS

3.2.1   Each Investor (other than Further Subsequent Investors) shall contribute the amount of its Capital Contribution on the First Drawdown Date or, if
        later, its Admission Date to the Partnership, being 0.001% of the
        Commitment subscribed by it.

3.2.2   For administrative purposes, each Investor may, at the discretion of the
        General Partner, contribute its Capital Contribution on its Admission
        Date by borrowing such amount from the General Partner on an interest free basis, in which case the General Partner will pay the Capital
        Contribution of such Investor into the Partnership's bank account and the Investor will reimburse the General Partner an equal amount out of its first drawdown.

3.3     INTEREST

        No interest shall be paid or payable by the Partnership upon any Capital
        Contribution or upon any amount whether of Income or Capital Gain allocated to any Partner but not yet distributed to it.

3.4     REPAYMENT

        Subject as provided in Clauses 3.1, 4.4.3 and 6.4, Capital Contributions
        shall only be repaid on the termination or liquidation of the
        Partnership.

4       LOANS

4.1     INVESTORS

4.1.1   Each of the Investors:-

        4.1.1.1   shall, subject to the following provisions of this Clause 4.1, be required to advance Loans to the Partnership as required by the General Partner for all purposes of the Partnership up to an aggregate amount equal to 99.999% of the Commitment
                  subscribed by it; and

                                       21

        4.1.1.2   may be required to re-advance (subject as provided in this
                  Clause 4.1) all or any part of any amount distributed (and the
                  General Partner shall notify Investors on making distributions which are subject to recall pursuant to this Clause) to the extent that such distribution is or is attributable to a
                  repayment of any Loan:

                  (i)     in respect of Temporary Investments (up to the amount
                          of the Acquisition Cost of such Temporary Investment
                          and provided that the repayment was made within 18
                          months of the drawdown of the relevant Loan and on or
                          before the end of the Investment Period);

                  (ii)    in respect of sums drawn down for a proposed
                          Investment which does not proceed to completion;

                  (iii)   as a result of the admission of Subsequent Investors
                          (or subsequent investors in any Parallel Funds); or

                  (iv)    advanced in respect of the Preliminary Expenses or
                          Ongoing Expenses or in respect of amounts of Income or
                          Capital Gains which are allocated to the General
                          Partner in satisfaction of loans (including drawings)
                          made to the General Partner in respect of the General
                          Partner's Share pursuant to Clause 6.3.2 where such
                          loans have been funded by drawdown of Loans from
                          Investors;

                  and any such amount re-advanced shall be treated as part of the Loan for all purposes of this Agreement.

4.1.2   Each Loan shall be advanced in tranches in accordance with this Clause
        4. The General Partner shall give written notice of drawdown of each tranche to each Investor in the form or substantially in the form set out in Schedule II (a "Drawdown Notice") which notice shall be served in accordance with the provisions of Clause 11.5 at least ten Business Days prior to the date for advance of the tranche.

4.1.3   Each Drawdown Notice shall state the amount of the tranche to be paid by that Investor, the date for the advancing of the tranche and the bank and account to which the tranche is to be advanced. In addition, each
        Drawdown Notice shall state whether the drawdown is for the purposes of making an investment or, if not, shall state the reason why the General
        Partner is issuing the drawdown notice.

4.1.4   Such tranches shall be advanced (or re-advanced) in accordance with this
        Agreement proportionally in respect of each Commitment as to such amount as the General Partner shall determine at the First Drawdown Date (or the date on which any re-advance is required by the General Partner) and as to further tranches on such dates as are determined by the General
        Partner but so that the Investors shall not be required to advance any further tranches after the expiry of the Investment Period;

                                       22

        PROVIDED THAT:-

        4.1.4.1   if available for drawdown and if so determined by the General
                  Partner, up to 15% of Total Commitments shall be advanced
                  after the expiry of the Investment Period in order to make further equity or other investments into (or related to) an existing Investment and the General Partner shall notify each of the Investors as soon as practicable following any approval which will or may result in a drawdown being made for a
                  follow-on investment pursuant to the provisions of this Clause
                  4.1.4.1;

        4.1.4.2   if available for drawdown, sums may be advanced after such time in order to:

                  (i)     complete contracts entered into by the Partnership
                          prior to such date (provided such contracts are
                          disclosed to Investors prior to the end of the
                          Investment Period); or

                  (ii)    to pay any General Partner's Share or Ongoing Expenses
                          which have or are about to become payable by the
                          Partnership; or

                  (iii)   to make payments in respect of any indemnities
                          provided by the Partnership pursuant to the provisions
                          of this Agreement; or

                  (iv)    to provide an interest free loan in respect of the
                          General Partner's Share in accordance with the
                          provisions of Clause 6.3.2.4.

4.1.5   No drawdown may be made in respect of a Commitment if the amount to be contributed when aggregated with all previous amounts contributed in respect of that Commitment less all amounts repaid and available to be redrawn in accordance with Clause 4.1.1.2 would as a result exceed 100%
        of the aggregate amount of each Commitment.

4.2     GENERAL PARTNER

4.2.1   The General Partner shall not in its capacity as the Carried Interest
        Partner be required to advance any Loan to the Partnership.

4.2.2   The General Partner in its capacity as an Investor shall be required to advance a Loan to the Partnership in respect of the Commitment subscribed for by it pursuant to Clause 2.8.1 (provided that such obligation shall be subject to the provisions of Clause 2.7.5 in the event of the admission of Further Subsequent Investors).

4.3     INTEREST

        The Loans will not carry interest.

4.4     FAILURE TO COMPLY WITH DRAWDOWN NOTICE

4.4.1   If any Investor fails to advance to the Partnership the amount which is the subject of a Drawdown Notice by the date of expiry of such Drawdown
        Notice (a

                                       23

        "Defaulting Investor"), and fails to remedy such default on or before the expiry of 30 days' notice from the General Partner requiring the
        Investor so to do by making payment of the amount due together with interest payable thereon pursuant to Clause 4.4.2, the General Partner shall have the right:

        4.4.1.1   to cause the Capital Contribution of such Defaulting Investor to be forfeited and the rights of such Investor shall
                  thereafter be limited to the right, on termination of the
                  Partnership, to payment of the lesser of (a) the amount then standing to the credit of the Defaulting Investor's Capital
                  Account and Loan Account; and (b) the fair market value of such Defaulting Investor's Interest at the time of the
                  default, or

        4.4.1.2   to elect, in its sole discretion, that the Partnership
                  purchases the Interest of the Defaulting Investor for a sum calculated pursuant to the provisions of Clause 7.7.6, which shall be payable in cash or in specie in accordance with the provisions of Clause 7.7.7.

        While any Investor is in default such Defaulting Investor shall have no right to attend or vote at any meetings of the Partners or to participate in any written resolutions or consents of the Investors or the Partnership and the Commitment of such Defaulting Investor shall be excluded from the calculation of Total Commitments for the purpose of determining the level of an Investors' Ordinary Consent or an Investors'
        Special Consent.

4.4.2   In addition, the General Partner may require any Defaulting Investor to pay interest on the amounts which it has failed to advance pursuant to any Drawdown Notice from the date of expiry of such Drawdown Notice up to the date of payment at the rate of 10 per cent. per annum.

4.4.3   If any Investor which is an MD Limited Partner has its Capital
        Contribution forfeited pursuant to Clause 4.4.1 the General Partner shall be repaid part of its Capital Contribution so that the amount of its Capital Contribution as the Carried Interest Partner shall continue to equal 14% of the total Capital Contributions subscribed in the
        Partnership by MD Limited Partners immediately following such forfeiture.

4.4.4   If the Defaulting Investor fails to pay the amount which is the subject of a Drawdown Notice, plus any interest which the General Partner may request pursuant to Clause 4.4.2 to be payable thereon, within 30 days from the date of expiry of the Drawdown Notice, the General Partner will be entitled to sell as agent for the Defaulting Investor, the entire
        Interest of the Defaulting Investor (including its obligations in respect of the maximum amount still permitted to be drawn down pursuant to Clause 4.1) to a third party (or parties) identified by the General
        Partner (which party or parties may include another Limited Partner) at such price as may be agreed between the General Partner and such third party, provided that the General Partner shall be under no obligation to gain the best price for such Interest. Alternatively, the General
        Partner may purchase such Interest itself, provided that, in doing so, it shall act reasonably and purchase the Interest on terms equivalent to arm's length terms which could reasonably be expected to be agreed with a third party. The General Partner is irrevocably appointed as attorney for the Defaulting Investor to execute all such documents and to take such actions which are in the option of the General Partner necessary in connection therewith. On a sale, any amounts which would, in the absence of the default, have been for the account of the Defaulting Investor, will be held on

                                       24

        trust by the General Partner for the benefit of any purchaser of the
        Interest of the Defaulting Investor, and the proceeds of sale will, following receipt by the Manager and, subject to the deduction of any costs and expenses incurred by the Partnership in connection with the default or sale, be paid to the relevant Defaulting Investor.

4.4.5   In addition, the General Partner may, in its sole discretion, issue additional Drawdown Notices to the other Limited Partners to fund the shortfall caused by the Defaulting Investor's default (the "Default
        Amount") (provided that Limited Partners shall at no time be required to make Loans to the Partnership beyond the aggregate Loan Commitment). In the event that the General Partner issues such Drawdown Notices, it shall cause distributions which would otherwise be made to the
        Defaulting Investor pursuant to the provisions of this Agreement to be credited against the Default Amount and shall repay the amounts drawn down from the other Limited Partners.

4.4.6   The provisions of this Clause 4.4 shall not be applied if an Investor is not required, pursuant to Clause 11.8, to advance the amount that is the subject of a Drawdown Notice and such Investor shall not be deemed to have failed to make such an advance for the purposes of this Agreement.

4.4.7   The General Partner may, acting in good faith in its sole discretion, make such adjustments to the accounts and/or accounting structure of the
        Partnership as it may reasonably determine are necessary to implement the provisions of this Clause 4.4.

4.5     REPAYMENT OF THE LOANS

        The Loans shall be repaid in accordance with the provisions of Clause 6.

4.6     KEY EXECUTIVE PROVISIONS

4.6.1   If at any time prior to the termination of the Investment Period, two of the Key Executives cease to act as members of the Investment Committee of the Manager (a "Key Man Event") then:-

        4.6.1.1   the General Partner shall promptly (but in any event within five Business Days) notify the Limited Partners of such Key
                  Man Event;

        4.6.1.2   Investors may within 60 days of such notification of a Key Man
                  Event, by an Investors' Ordinary Consent, require the
                  Partnership to enter a Suspension Period;

        4.6.1.3   during a Suspension Period no drawdowns of Loans from
                  Investors pursuant to the provisions of this Clause 4 shall be made other than for the purposes of:

                  (i)     making follow-on Investments;

                  (ii)    completing contracts entered into by the Partnership
                          prior to the Suspension Period; and

                  (iii)   paying any Ongoing Expenses, making payments under any
                          indemnities given pursuant to the provisions of this

                                       25

                          Agreement or paying the General Partner's Share or
                          procuring an interest free loan in respect of the
                          General Partner's Share in accordance with the
                          provisions of Clause 6.3.2;

        4.6.1.4   if the Partnership enters a Suspension Period, the General
                  Partner shall be entitled to propose a replacement Key
                  Executive (or replacement Key Executives (if applicable) so as to ensure that there are never less than two Key Executives)), who shall be approved if the Investors do not, by way of an
                  Investors' Ordinary Consent, object to the appointment within one month of receiving notice of the proposal. On approval, or deemed approval, of a replacement Key Executive (or Key
                  Executives (if applicable)), the Suspension Period will end and Investors will become liable to fund Drawdown Notices
                  pursuant to the provisions of Clause 4;

        4.6.1.5   if the Suspension Period continues for longer than twelve
                  months, then Investors may, by an Investors' Special Consent, determine that the Investment Period should be terminated;

4.6.2   The General Partner may at any time propose to the Investors a person as a new Key Executive whether in addition to or in substitution for an existing Key Executive. Such person will be approved as a Key Executive if the Investors (by way of an Investors' Ordinary Consent) do not
        object within one month of such notification.

5       THE MANAGER AND THE GENERAL PARTNER

5.1     APPOINTMENT OF A MANAGER

5.1.1   The General Partner shall be responsible for ensuring that the
        Partnership is always managed and operated, and that its Portfolio is always managed on a discretionary basis by an appropriate Authorised
        Person. The General Partner, acting on behalf of the Partnership, shall have full discretion and authority to select and/or terminate the appointment of any Manager subject to Clause 5.1.2. If appointed, the
        Manager shall manage or operate the Partnership, and shall manage its
        Portfolio on a discretionary basis. The appointment of the Manager shall be without further charge to the Partnership. The General Partner shall accordingly be responsible for procuring the payment of the fees of the
        Manager and the Manager shall have no rights against the Partnership or any of the Limited Partners in respect of any such fees.

5.1.2   GCP Europe General Partnership L.P. and each succeeding general partner of the Partnership shall procure for so long as it remains a general partner of the Partnership that an Associate, which is then an appropriately Authorised Person, shall agree to act as manager of the
        Partnership on terms to be agreed by the General Partner. The General
        Partner hereby selects and the Partners hereby confirm that the General
        Partner will appoint as the first manager, Greenhill Capital Partners
        Europe LLP (a limited liability partnership authorised to carry on regulated activities in the UK and, in particular, to act as a manager of limited partnerships) and authorise the General Partner to enter into the Management Agreement with Greenhill Capital Partners Europe LLP. Any amendment to the Management Agreement (other than a minor amendment, provided that any

                                       26

        amendment which could adversely affect the interests of Investors shall not be 'minor' for the purposes of this clause) shall require an
        Investors' Ordinary Consent. The appointment of a manager which is not an Associate of the General Partner shall only be valid if approved in advance by an Investors' Special Consent (and the General Partner shall, in the event that such a situation arises, be entitled to vote in respect of its Commitment).

5.2     RESTRICTION ON THE LIMITED PARTNERS

5.2.1   The Limited Partners shall take no part in the operation of the
        Partnership or the management or control of its business and affairs, and shall have no right or authority to act for the Partnership or to take any part in or in any way to interfere in the conduct or management of the Partnership or to vote on matters relating to the Partnership other than as provided in the Act or as set forth in this Agreement but they shall at all reasonable times, subject to having given reasonable notice, have access to and the right to inspect during normal business hours all the books and accounts of the Partnership. For the avoidance of doubt, nothing in this Agreement shall give any of the Limited
        Partners a right of access to any Investee Company.

5.2.2   Save as otherwise provided in this Agreement, and for the avoidance of doubt, each Partner hereby agrees and consents that no Partner shall be required to account to the Partnership for any benefit derived by it or its Associates from any transaction concerning the Partnership.

5.3     AUTHORITY AND POWERS OF THE GENERAL PARTNER/MANAGER

        The General Partner (or any Manager appointed by it) shall have full power and authority, on behalf of the Partnership subject always to any relevant restrictions and provisions of this Agreement and consistent with the Investment Policy and so as to bind the Partnership thereby:

        (a)     to identify, evaluate and negotiate investment opportunities, to prepare and approve investment agreements and to (or to agree
                to) subscribe, purchase or otherwise acquire, alone or together with others Investments falling within the Investment Policy, and to sell, exchange or otherwise dispose of Investments for the account of the Partnership, and to enter into investment agreements or execute investment agreements on behalf of the
                Partnership accordingly (in each case, whether personally or through an attorney or other agent) and, where appropriate, to give warranties and indemnities in connection with any such acquisition, sale, exchange or other disposal;

        (b)     to enter into, or require the Partnership to enter (directly or through a company owned by the Partnership or any custodian of the Partnership or its nominee) into underwriting commitments, to acquire Underwritten Investments in a syndicate with other investors, to enter into Temporary Investments and to invest in currency or currency futures or currency options or other
                instruments with a view to hedging Investments provided that such hedging is reasonably believed to be in the best interests of the Partnership (but so that, for the avoidance of doubt, no omission to hedge or otherwise enter into arrangements to cover the risk of losses as a result of exchange rate movements shall constitute a breach of any fiduciary or other duty of the
                General Partner or the Manager);

                                       27

        (c)     to monitor the performance of and, where appropriate, to
                nominate directors or officers for Investee Companies, to
                exercise all rights conferred upon the Partnership under the terms of any investment agreement or otherwise in respect of an
                Investee Company and to liaise with, consult, assist or procure assistance to be given to Investee Companies and generally to take any action the General Partner or the Manager considers appropriate for the protection of the Partnership Assets;

        (d)     to provide or procure the provision of office facilities and office and executive staff and office equipment to facilitate the carrying on of the business of the Partnership;

        (e)     to accept applications by and require the Partnership to admit prospective Limited Partners and to issue Drawdown Notices and accept Capital Contributions and Loans from the Partners and to receive all income and other funds arising, all in accordance with the provisions of this Agreement;

        (f)     to enter into, make and perform such contracts, agreements and other undertakings, and, subject to paragraph (g) below, to give such guarantees (or letters of credit) in connection with
                Investments or proposed Investments and to do all such other acts or things as it may deem necessary and advisable for or as may be incidental to the conduct of the business of the
                Partnership;

        (g)     to borrow money (either directly or through a company owned by the Partnership or any custodian of the Partnership or its nominee) (PROVIDED THAT the aggregate of borrowings under this paragraph (g) and of the guarantees given pursuant to paragraph
                (f) above (but excluding any guarantees given in connection with the making of Investments where amounts of Loan have been drawn down and deposited, pledged as security or otherwise applied in support of giving such guarantees) shall not, without an
                Investor's Special Consent (and, in relation to such Investor's
                Special Consent, the General Partner shall be entitled to vote as an Investor in respect of its Commitment) or unless otherwise permitted pursuant to this paragraph, at any time exceed the lesser of (i) 50% of Total Commitments and (ii) the aggregate amount of undrawn Commitments and as determined by the Manager)
                and in connection therewith to make, issue, accept, endorse and execute promissory notes, drafts, bills of exchange, guarantees and other instruments and evidences of indebtedness and to secure the payment thereof by mortgage, charge, pledge or
                assignment of or security interest in all or any part of the
                Partnership Assets (or in each case to direct the Partnership acting through the General Partner to do so itself). For the avoidance of doubt this paragraph (g) shall not in any way restrict the power and authority of Investee Companies to borrow money or the ability of the Partnership to borrow to refinance or recapitalise any Investment where (x) recourse for the
                borrowing is limited solely to the securities or other assets owned by the Partnership in connection with such Investment and/or a guarantee or indemnity by the Partnership for any losses attributable to fraud, wilful misconduct, negligence or breach of the Partnership's covenants or representations as the owner, pledgor or assignor of any direct or indirect interest in such securities or other assets

                                       28

                and (y) the proceeds of any such limited recourse borrowing are distributed promptly to the Limited Partners;

        (h)     to commence or defend litigation that pertains to the
                Partnership or to any of the Partnership Assets;

        (i)     to maintain records and books of account of and in the name of the Partnership at the Partnership's or its own principal place of business and to allow any Partner and its representatives reasonable access thereto at any reasonable time, subject to having to give reasonable notice, for the purpose of inspecting the same provided that such Partner shall reimburse to the
                General Partner or the Manager any reasonable expenses incurred by the General Partner or the Manager in connection with such inspection;

        (j)     to open accounts with banks, for and in the name of the
                Partnership, maintain such accounts, give payment and other instructions (including instructions in respect of the payments referred to below in this Clause 5.3) to banks or custodians in respect of such account and receive and pay into such accounts
                Capital Contributions, Loans made by Investors, investment income or other sums arising from or on the disposal of
                Investments and any other income of the Partnership;

        (k)     to make distributions to the Partners in accordance with the terms of this Agreement;

        (l)     to pay or direct the Partnership to pay all amounts of taxation for which the General Partner, the Manager, any Associate or the
                Partnership is liable on behalf of any Investor or the
                Partnership or any amount of taxation in respect of which any
                Investor or the Partnership has been assessed in the name of the
                General Partner, the Manager, such Associate or the Partnership provided that the Manager shall first give notice to such
                Investor of such liability to taxation and shall use its
                reasonable endeavours at the expense of such Investor to ensure that the amount assessed is in fact due;

        (m)     to grant and make payments in respect of indemnities in
                accordance with Clause 11.2;

        (n)     to pay all of the fees and expenses referred to in Clause 5.9 to the extent specified therein, as being the responsibility of the
                Partnership, and to provide against present or future
                contemplated obligations or contingencies;

        (o)     to carry out periodic valuations of the Partnership Assets and to furnish reports and valuations to the Partners in accordance with the provisions of Clause 10;

        (p)     to admit Substitute Investors to the Partnership in accordance with the provisions of Clause 7;

        (q)     to engage independent agents, lawyers, accountants, custodians, paying and collecting agents and financial and other advisers and consultants as it may deem necessary or advisable in
                relation to the affairs of the Partnership including, without limitation, any Associate of the General

                                       29

                Partner (provided that any such engagement of an Associate shall be on terms that are no less favourable to the Partnership than customary market practice) to perform or assist in the
                performance of all or any of the activities set forth in this
                Clause 5.3;

        (r)     to register and publish (or cause the General Partner to
                register and publish) all such notices, statements or other instruments as may be required pursuant to the Act to be
                registered and published in relation to the establishment of the
                Partnership and in relation to any changes occurring in relation to the Partnership as specified in Sections 9 and 10 of the Act;

        (s)     pending the application of monies drawn down pursuant to this
                Agreement in making Investments, meeting liabilities of the
                Partnership or paying the General Partner's Share and pending distribution pursuant to the terms of this Agreement, to place amounts drawn down or realised (as the case may be) in such deposit accounts in the name of the Partnership or a custodian or to invest the said amounts in such government bonds or
                instruments having a maturity of less than twelve months at the time of purchase issued by banks having a capital of over
                (pound)100 million and which are rated "AA" or higher as the
                General Partner or the Manager may determine;

        (t)     generally to communicate with the Partners and to report to the
                Partners at such times as it shall think fit;

        (u)     to exercise such of the authorities and powers set out in Clause
                5.5.1 below as it may from time to time decide as referred to therein (whether, in the case of the Manager, instead of or concurrently with the General Partner);

        (v)     to acquire, own and operate a company (whether within UK or elsewhere) owned by the Partnership for the purpose of carrying out underwriting, bridging and syndication transactions of a trading nature or to acquire Investments and assist the taxation position of Investors, in accordance with the Investment Policy;

        (w)     to effect such insurances as may be appropriate or desirable for the purposes of the Partnership;

        (x)     to take any action necessary or advisable:

                (i)     to cause the Partnership to qualify or continue to
                        qualify as a "venture capital operating company" within
                        the meaning of the Plan Assets Regulations; or

                (ii)    to cause the Partnership to be treated, for US Federal
                        income tax purposes as a partnership including, without
                        limitation, the filing of any elections or statements by
                        the Partnership with the applicable US authorities,
                        including the filing of an entity classification
                        election on Form 8832 by the Partnership with the
                        Internal Revenue Service pursuant to US Treasury
                        Regulations Section 301.7701-3; it being understood that
                        the General Partner shall also have full power and
                        authority to file any such election or statement on
                        behalf of the Partnership;

                                       30

        (y)     to take any action it may deem necessary or advisable to cause the Partnership to qualify or to continue to qualify as an
                "employees' security company" within the meaning of Section
                2(a)(13) of the Investment Company Act and to comply with the terms and conditions set forth in the application for an
                exemptive order applicable to the Partnership that was filed by
                Greenhill with the U.S. Securities and Exchange Commission;

        (z)     to do all or any other acts as are required of the General
                Partner or the Manager by this Agreement or as are necessary or desirable in the opinion of the General Partner or the Manager in furtherance of the foregoing powers and consistent with the terms of this Agreement.

5.4     TERMINATION OF THE MANAGER'S AGREEMENT

        The events on which the appointment of the Manager shall terminate shall be set out in the Management Agreement and shall include:

5.4.1   the removal of the General Partner in accordance with Clause 9.4;

5.4.2   the Manager committing a material breach of its obligations under the
        Management Agreement which is capable of being remedied and failing to remedy the same within 30 Business Days after the service of notice by the Partnership requiring the same to be remedied and the Partnership, acting by an Investors' Special Consent, serving notice on the Manager terminating the Agreement;

5.4.3   the Manager committing a material breach of its obligations under the
        Management Agreement which is incapable of remedy and the Partnership, acting by an Investors' Special Consent, serving notice on the Manager terminating the Agreement; or

5.4.4   the Manager ceasing to be authorised under the FSMA to manage or operate the Partnership or to act as manager of the Partnership's Investments or other Partnership assets.

5.5     AUTHORITY AND POWERS OF THE GENERAL PARTNER

5.5.1   Unless and except to the extent that the General Partner decides that the Manager should exercise any of the powers in paragraphs 5.5.1.1 to
        5.5.1.4 below, and notifies the Manager accordingly, the General Partner shall have full power and authority to do each of the following acts or things (on behalf of the Partnership and so as to bind the Partnership thereby):

        5.5.1.1   sign a management agreement with the Manager and with each succeeding manager, in such form as it may approve which shall reflect the provisions of this Agreement in relation to the management and operation of the Partnership and shall not
                  impose any liability on the Partnership or the Partners except as contemplated by this Agreement;

        5.5.1.2   execute any document or do any other act or thing which the
                  Manager may direct the Partnership to execute or do under the

                                       31

                  provisions of Clause 5.3 or any other provision of this
                  Agreement;

        5.5.1.3   execute any deed or document or do any other act or thing
                  which the Manager may lawfully and properly require or cause the General Partner to execute or do under the provisions of this Agreement;

        5.5.1.4   generally, as general partner, represent the Partnership in its dealings with the Manager, or in relation to the
                  protection of the Partnership assets, or in any other respect, except where the power to do so is conferred on or assumed by the Manager under this Agreement;

5.5.2   Without prejudice to Clause 5.5.1 the General Partner shall do all things and discharge all duties or requirements of or imposed on a general partner by the Act and by the general law (whether or not on behalf of the Partnership) and in particular so as to ensure, so far as it is able, that the liability of the Limited Partners is and remains limited as provided in the Act; where it is to do so on behalf of the
        Partnership it is hereby expressly authorised to do so accordingly.

5.6     RESTRICTIONS ON THE GENERAL PARTNER

        Notwithstanding anything in this Agreement to the contrary, the General
        Partner shall not do or be authorised to do anything (including acting or offering or agreeing to act as Manager) which might breach the provisions of the Act or constitute a regulated activity for the purpose of the FSMA unless it is authorised by the FSA to do so.

5.7     SEPARATE LIABILITIES OF THE GENERAL PARTNER

        The General Partner hereby undertakes that it shall at all times duly and punctually pay and discharge its separate and private debts and engagements whether present or future incurred or assumed by it as principal and other than in its capacity as general partner of the
        Partnership and shall keep the Partnership Assets and the Limited
        Partners and their personal representatives, estates and effects indemnified therefrom and from all liabilities, actions, proceedings, costs, claims and demands in respect thereof.

5.8     COMPLIANCE WITH THE ACT AND OTHER LAWS

5.8.1   The General Partner shall comply with all registration and other requirements of the Act so as to ensure, so far as it is able, that the liability of the Limited Partners is and at all times remains limited as provided in the Act.

5.8.2   The General Partner undertakes to disclose to the Investors, in the reports provided pursuant to Clause 10, details of any transactions
        (including fees in respect thereof) undertaken by the Partnership with the Manager, the General Partner, the Key Executives or any of their respective Associates.

                                       32

5.9     EXPENSES AND FEES

5.9.1   The Partnership shall be responsible for:

        5.9.1.1   all of the Preliminary Expenses reasonably and properly
                  incurred in the establishment of the Partnership (plus any
                  VAT, if applicable) provided that any Preliminary Expenses incurred in establishing the Partnership and Greenhill Capital
                  Partners Europe, L.P. in excess of (pound)1,000,000 in the aggregate shall be borne by the Manager;

        5.9.1.2   all the Ongoing Expenses (for the avoidance of doubt,
                  excluding the Preliminary Expenses under Clause 5.9.1.1)
                  reasonably and properly incurred in relation to the
                  constitution, administration and business of the Partnership, provided that the Partnership shall not be responsible for expenses and disbursements in respect of: (i) overheads of the
                  General Partner or of the Manager properly payable by the
                  General Partner from the General Partner's Share or (ii)
                  expenses recovered from bodies corporate or other entities in which the Partnership has made (or proposes to make) an
                  Investment; and

        5.9.1.3   all costs and expenses incidental to the termination of the
                  Partnership.

5.9.2   Any Abort Costs incurred during any Accounting Period may be funded, at the discretion of the General Partner, through:

        5.9.2.1   a drawdown of Loan Commitment from the Investors; or

        5.9.2.2   through the available cash funds of the Partnership.

5.9.3   In any Accounting Period, and calculated at the end of such Accounting
        Period:

        5.9.3.1   any Transaction Fees received during the Accounting Period will be applied so as to reduce any Abort Costs accrued in such Accounting Period;

        5.9.3.2   to the extent that Abort Costs in an Accounting Period are not reduced by the application of Transaction Fees pursuant to
                  Clause 5.9.3.1, such Abort Costs shall be carried over to the next Accounting Period (and be offset against Transaction Fees accrued in that Accounting Period) and shall be treated as accruing in that next Accounting Period for the purposes of
                  Clause 5.9.3.1; and

        5.9.3.3   any surplus of Transaction Fees over Abort Costs shall be
                  divided with 86% to the Partnership and 14% to the General
                  Partner or the Manager, with the Partnership's Share of any such amounts received by the General Partner or the Manager being offset against and thereby reducing the General
                  Partner's Share as provided in Clause 6.3.3.

5.9.4   If (i) the General Partner or the Manager receive any Transaction Fees during the final Accounting Period of the Partnership or during an
        Accounting Period in

                                       33

        which the General Partner ceases to be the general partner of the
        Partnership (in each case, the "Termination Accounting Period"); and
        (ii) there are no further amounts of General Partner's Share to be allocated against which such amounts may be offset, the General Partner and/or the Manager (as appropriate) shall promptly pay to the
        Partnership the difference between the amount of Transaction Fees actually offset against the General Partner's Share for the Termination
        Accounting Period and the amounts to which the Partnership is entitled pursuant to the provisions of Clause 5.9.3. Any payment by the General
        Partner pursuant to the provisions of this Clause 5.9.4 provided that the sum so payable shall not exceed the total amount of General
        Partner's Share allocated to the General Partner in the Termination
        Accounting Period.

5.9.5   The General Partner and Manager shall disclose to Investors at least once in each Accounting Period all Transaction Fees paid to the General
        Partner and/or the Manager.

5.10    TAX AND OTHER INFORMATION AND WITHHOLDING TAXES

5.10.1  The Manager shall, upon the reasonable request of any Limited Partner, promptly furnish to that Limited Partner, at the expense of the
        Partnership, such information in the Manager's possession as the Limited
        Partner requests to enable such Limited Partner: (i) to file tax returns and reports or answer enquiries from tax authorities; (ii) to meet its reporting obligations; or (iii) to furnish information to any of its partners for the purposes set out in (i) and (ii). In the event that a
        Limited Partner requires information for these purposes that is not in the possession of the Manager, the Manager will use reasonable endeavours to obtain such information provided that all reasonable costs properly incurred by the Manager in so doing shall be borne by the
        Limited Partner making the request.

5.10.2  The Manager and the General Partner shall retain all financial books, accounts and records of the Partnership throughout the life of the
        Partnership and for a minimum of six years following the dissolution of the Partnership.

5.10.3  The Manager and the General Partner shall be entitled to disclose to any governmental (including tax) authorities in connection with the
        Partnership such information about the identity of the Partners and their respective interests in the Partnership as any such authorities may request it to disclose.

5.10.4  The General Partner and the Manager shall use reasonable efforts:

        5.10.4.1  to assist Limited Partners in avoiding or minimising withholding taxes to the extent that it is proper to do so, but so that such obligation shall not cause the Manager to change the structure of any proposed investment;

        5.10.4.2  to notify each Limited Partner promptly if the General Partner determines that the Partnership is required to withhold any tax with respect to distributions to be made to such Limited
                  Partner; and

        5.10.4.3  to assist Limited Partners in recovering any tax so withheld, provided that this Clause 5.10.4.3 shall not require the
                  General Partner to take any action which would result in the
                  General Partner or the Manager incurring any additional costs unless the relevant Limited Partner has previously agreed in writing to

                                       34

                  reimburse all such costs to the General Partner or the Manager
                  (as appropriate). In particular, the General Partner agrees that it shall:

                  (i)     make (or cause the Partnership to make) any filings,
                          applications or elections necessary to obtain any
                          available exemption from, or refund of, any
                          withholding or other taxes imposed by any taxing
                          authority with respect to amounts distributable to
                          Limited Partners under this Agreement provided that
                          each Limited Partner shall cooperate with the General
                          Partner in making any such filings, applications or
                          elections, and if such co-operation is not forthcoming
                          from any Limited Partner, the General Partner shall be
                          released from its obligations under this Clause
                          5.10.4.3 in relation to that Limited Partner; and

                  (ii)    use reasonable endeavours to provide each Limited
                          Partner, on request, with any information required in
                          order for such Limited Partner to obtain any available
                          exemption from, or refund of, any withholding or
                          similar taxes.

5.11    PARALLEL FUNDS AND CO-INVESTMENT AGREEMENT

5.11.1  The Partnership will enter into the Co-investment Agreement with the other Parallel Funds for pro rata investment and divestment in parallel on the terms of such agreement.

5.11.2  In addition the General Partner will use all reasonable endeavours to structure Investments in order to:

        (i)     conduct the affairs of the Partnership and structure its
                investments in such a manner that the Partnership will qualify as a "venture capital operating company" within the meaning of the Plan Assets Regulations; and

        (ii)    in connection with the investments to be made in Investee
                Companies by the Partnership (whether directly or through the use of wholly-owned intermediate holding companies) and the other Parallel Funds, ensure that the Partnership shall be accorded such management rights directly with respect to such
                Investee Companies (which rights shall be exercised by the
                Partnership solely for its own benefit) as are sufficient so that the Partnership shall at all times qualify as a "venture capital operating company" within the meaning of the Plan Assets
                Regulations. Subject to the foregoing, the other Parallel Funds shall not be precluded from obtaining comparable additional rights from such Investee Companies for their own benefit.

5.12    TRADE OR BUSINESS INCOME

        Notwithstanding any other provisions of this Agreement, nothing herein shall require the Manager (although it may in its discretion use reasonable endeavours to do so) to conduct the affairs of the
        Partnership in a manner that does not cause any Limited Partner (or a partner of a Limited Partner) that is not a "United States Person" (as that term is defined in Section 7701 of the Code) to be deemed, solely

                                       35

        as a result of such Limited Partner's investment in the Partnership, to be engaged in the "conduct of a trade or business within the United
        States" within the meaning of Sections 871 and 882 of the Code.

6       PARTNERSHIP ACCOUNTS, ALLOCATIONS AND DISTRIBUTIONS

6.1     PARTNERSHIP ACCOUNTS

6.1.1   The General Partner shall prepare and approve accounts of the
        Partnership in respect of each Accounting Period in accordance with generally accepted accounting practice in the United Kingdom as may be adjusted at the discretion of the General Partner in consultation with the Auditors from time to time as set forth in the accounting policies detailed in the Partnership's accounts, including a balance sheet, income and expenditure account, a cash flow statement, a statement of the amount of the current account, capital account and loan account of each Partner and a summary of movements in such accounts during such
        Accounting Period. These accounts will be presented in Sterling. The
        General Partner or the Manager, as the case may be, shall cause such accounts to be audited by the Auditors. A set of the audited accounts including the report of the Auditors and footnotes describing the accounting policies shall be furnished to each Partner as soon as possible (but not later than 120 days) following the end of each
        Accounting Period.

6.1.2   Each Partner shall have, inter alia, a capital account, a loan account and a current account. The General Partner may determine (in good faith and acting in the best interests of the Partnership) that a separate loan account and current account will be established for Partners in respect of each Investment in which the relevant Partner is participating. The accounts of Partners will be operated as follows:-

        6.1.2.1   the Capital Contribution of each Partner shall be credited to his capital account;

        6.1.2.2   the Loan Commitment drawdowns and Loan Commitment repayments of each Partner shall be credited or debited to his loan
                  account (provided that if a loan account has been established in respect of each Investment in which the relevant Partner is participating, drawdowns and Loan Commitment repayments made in respect of such Investment shall be allocated to the
                  relevant loan account);

        6.1.2.3   the Income and Capital Proceeds (except to the extent that they comprise repayment of Loan or Capital Contribution)
                  allocated to each Partner shall be credited to that Partner's current account (provided that if a current account has been established in respect of each Investment in which the
                  relevant Partner is participating, Income and Capital Proceeds allocated to each Partner in respect of such Investment shall be allocated to the relevant current account); and

        PROVIDED THAT the General Partner may vary the accounting structure of the Partnership to reflect properly the terms of this Agreement, provided that any such variations do not cause the interests of any
        Limited Partner to be adversely affected.

                                       36

6.2     ALLOCATION OF DEBTS, LIABILITIES AND OBLIGATIONS

6.2.1   The Limited Partners shall have no personal obligation for the debts or liabilities of the Partnership, except as provided in Clause 2.1.3 of this Agreement and in the Act.

6.2.2   If at any time following the date when the full amount of the Loan
        Commitments shall have been advanced, the liabilities of the Partnership other than the Loans cannot be satisfied out of the Partnership's cash funds, the General Partner will be liable to contribute an amount which, when added to the Partnership's cash funds will be sufficient to meet such liabilities, provided that any such contribution shall subsequently be repayable to the General Partner (together with interest on the amount of any such contribution outstanding from the date of payment by the General Partner up to the date of repayment at the base rate of the
        Bank of England from time to time) if and when cash funds become available for such purpose.

6.3     ALLOCATIONS OF INCOME, CAPITAL GAINS AND CAPITAL LOSSES

6.3.1   Income, Capital Gains and Capital Losses in each Accounting Period shall be allocated amongst the Partners on the last day of each Accounting
        Period.

6.3.2   The General Partner shall have a first charge on any Income and Net
        Capital Gains in respect of each Accounting Period which shall be equal to 2 per cent. per annum of the Total Commitments (excluding Commitments made pursuant to Clause 2.8.1 or otherwise made by the General Partner or Greenhill or any Associate thereof but including Commitments made by employees of Greenhill and its Associates) calculated from the First
        Closing Date (and the Commitments of Subsequent Investors shall, for the above purposes be treated as having been subscribed on the First Closing
        Date) PROVIDED THAT with effect from the end of the Investment Period, such percentage shall be 2 per cent. per annum of the aggregate
        Acquisition Cost of Investments reduced by the Acquisition Cost of
        Investments which have: (i) been Realised (or partially Realised) (and for the avoidance of doubt, in the event an Investment is subject to a reorganisation, recapitalisation or other similar transaction, the
        General Partner may deem such an event not to be a Realisation (or, if applicable, partial Realisation)) and not reinvested; or (ii) which have been distributed in specie; or (iii) which have been fully and finally written off (that is where the relevant Investee Company has been placed in liquidation, receivership or administration or otherwise where the
        Manager acting in good faith determines that such Investment should be fully and finally written off). The amount of the General Partner's
        Share for any Accounting Period of more or less than one year shall be pro rata to the number of days in the relevant Accounting Period.

6.3.3   The General Partner's Share in each Accounting Period, calculated pursuant to Clause 6.3.2 above shall be reduced by 86% of all
        Transaction Fees received by the General Partner and the Manager during such Accounting Period pursuant to Clause 5.9.3.3 (and if the amount of such reduction is greater than the General Partner's Share for the
        Accounting Period in question, the excess amount will be carried forward and offset against the General Partner's Share to be allocated in the next Accounting Period).

6.3.4   The following provisions shall apply in relation to the share of Income and Net Capital Gains to be allocated to the General Partner in respect of the General Partner's Share pursuant to Clause 6.3.2:-

                                       37

        6.3.4.1   there shall be allocated to the General Partner as a first charge on the Income of the Partnership in any Accounting
                  Period an amount not exceeding the amount of the General
                  Partner's Share as calculated in accordance with Clause 6.3.2
                  (as adjusted by Clause 6.3.3) and the General Partner shall be entitled to elect which items comprised within the Income of the Partnership shall form the whole or a part of the Income allocated to the General Partner;

        6.3.4.2   in the event that the Income of the Partnership in any
                  Accounting Period shall be less than the General Partner's
                  Share there shall be allocated to the General Partner as a first charge on the Net Capital Gains of the Partnership in such Accounting Period an amount not exceeding the amount of the General Partner's Share which remains unsatisfied out of the Income;

        6.3.4.3   in the event that the Income and the Net Capital Gains of the
                  Partnership in any Accounting Period shall be less than the
                  General Partner's Share, any deficiency (taking into account amounts already drawn by the General Partner under Clause 6.8)
                  shall be paid to the General Partner as an interest free loan but such payment shall not extinguish the amount of the
                  General Partner's Share outstanding. In the event that any part of the General Partner's Share then outstanding is
                  satisfied in a subsequent Accounting Period by an allocation of the Income or the Net Capital Gains to the General Partner
                  such allocation shall be applied in the discharge of an
                  equivalent amount of such loan.

6.3.5   After the allocation in respect of the General Partner's Share made pursuant to Clause 6.3.2, the Income, Capital Gains and Capital Losses
        of the Partnership in respect of any and each Investment in each
        Accounting Period shall be allocated among the Partners' accounts as follows:-

        6.3.5.1   all Capital Losses relating to any Investment shall be
                  allocated to Investors who participate in such Investment
                  according to the Investor's Proportionate Share;

        6.3.5.2   all Income and Capital Gains relating to any Investment (to the extent not allocated to the General Partner pursuant to
                  Clause 6.3.2) shall be allocated to Investors who participate in that Investment according to the Investor's Proportionate
                  Share until, in the case of Income and Capital Gains allocable to the MD Limited Partners only, the Investment Repayment
                  Point for that Investment;

        6.3.5.3   thereafter, a proportion of any remaining Income and Capital
                  Gains derived from such Investment Interest which would, but for the operation of this Clause 6.3.5.3, otherwise be
                  allocated to the MD Limited Partners shall be allocated to the
                  Carried Interest Partner and that proportion shall be found by multiplying the amount of Income or Capital Gain in question and allocable to the MD Limited Partners by:

                  A
                  -
                  B

                                       38

                  where A is the amount of Income or Capital Proceeds giving rise to such Income or Capital Gain distributed to the Carried
                  Interest Partner and B is the total amount of Income and
                  Capital Proceeds allocable to the MD Limited Partners
                  referable to the event giving rise thereto. The balance of
                  Income and Capital Gains derived from an Investment and
                  allocable to the MD Limited Partners shall be allocated as among the MD Limited Partners in the proportions set out in
                  Clause 6.3.5.2 (provided that in calculating the amount to be allocated to each MD Limited Partner out of Income and Capital
                  Gains allocable to all MD Limited Partners participating in the Investment, the determination of the "Investor's
                  Proportionate Share" shall not take into account any Limited
                  Partners who are not MD Limited Partners);

        6.3.5.4   wherever an amount is allocated to the Carried Interest
                  Partner pursuant to Clause 6.3.5.3 there shall be transferred from the current account of the MD Limited Partners
                  participating in the relevant Investment (in accordance with their respective Investor's Proportionate Share, as between themselves) to the current account of the Carried Interest
                  Partner an amount equal to D - C where C is the amount
                  allocated to the Carried Interest Partner pursuant to Clause
                  6.3.5.3 and D is the total amount distributed to the Carried
                  Interest Partner on that occasion.

6.3.6   For the avoidance of doubt, where, on the receipt of Income or the
        Realisation of any Investment at any time, there is received or realised more than the amount required to repay the amount to which Investors are entitled pursuant to Clause 6.4.3, such part of the proceeds of such
        Realisation as is in excess of such amount shall be treated as having been realised after the Investment Repayment Point and the underlying profit shall be allocated accordingly.

6.3.7   If any Partnership Assets are distributed in specie in accordance with
        Clause 6.6, those assets shall be deemed to be realised for the purposes of computing Income, Capital Gains and Capital Losses at their Value arrived at for the purpose of that Clause.

6.3.8   Income earned on and Capital Gains arising on the disposal of
        Investments made out of Capital Contributions and Loans advanced by
        Investors on their respective First Drawdown Dates shall be credited to the accounts of all Investors pro rata to their Commitments (provided that the General Partner shall be entitled, in its sole discretion, to make further adjustments, if appropriate, to the extent that any
        Investors have been excused from an investment or to the extent that there has been a default on a drawdown by an Investor or to take into account the provisions applying to, respectively, MD Limited Partners and Limited Partners who do not fall into such category). In the event that any Income, Capital Gains or Capital Losses arise prior to the
        Final Closing Date then the General Partner shall be entitled to make such adjustment among the relevant Investor's accounts as it shall reasonably consider necessary in the circumstances so that each Investor shall have an interest in each such item pro rata to the size of its
        Commitment in the Partnership as at the Final Closing Date.

                                       39

6.3.9   Preliminary Expenses, Ongoing Expenses and General Partner's Share shall be allocated among Investments in a manner which reflects the provisions of Clause 6.4 and shall be charged to Investors' current accounts accordingly.

6.4     APPLICATION OF CASH

        In determining the amount of cash which shall be available for distribution pursuant to the provisions of this Clause 6.4, the General
        Partner may first apply any Income and Capital Proceeds in respect of each (and every) Investment in paying the expenses and liabilities of the Partnership (which shall include any Ongoing Expenses and any
        Preliminary Expenses which become payable by the Partnership in accordance with Clause 5.9.1). Following such payments, the General
        Partner shall, in determining the priority in which the cash of the
        Partnership shall be applied, apply cash which would otherwise be available for distribution:

        (i)     in the payment of the General Partner's Share (to the extent not already drawn by the General Partner pursuant to Clause 6.8);

        (ii)    in repayment of contributions referred to in Clause 6.2.2;

        (iii)   in repayment of capital to the Carried Interest Partner pursuant to Clauses 3.1 or 4.4.3; and

        (iv)    in making any payment in connection with the expulsion or
                withdrawal of a Limited Partner pursuant to Clauses 7.6 or 7.7 or 7.8.

        To the extent that Preliminary Expenses, Ongoing Expenses or General
        Partner's Share arise at a time when there is no cash available within the Partnership, the General Partner shall meet such obligations and liabilities of the Partnership through a drawdown of Loan Commitment from Limited Partners (which shall be repayable out of Distributions made pursuant to this Clause according to the provisions of Clause 6.4.2 below). All Preliminary Expenses, Ongoing Expenses and General Partner's
        Share shall be allocated by the General Partner, and if necessary revised from time to time, between Investments on such basis as it deems to be fair and reasonable Thereafter, all cash and any distributions in specie relating to any Investment shall be applied according to the provisions of Clauses 6.4.1 to 6.4.7 below, subject to Clause 4.4:-

6.4.1   first in distributing to each Investor who participates in that
        Investment a cumulative amount equal to the sum of: (i) an amount equal to that Investor's Proportionate Share of the Acquisition Costs of the
        Investment giving rise to the Distribution; (ii) cumulative amounts equal to the aggregate of such Investor's Proportionate Share of the
        Acquisition Costs of all Investments which have previously been the subject of a Realisation but which have not previously been distributed to such Investor; and (iii) an amount of such Investor's Proportionate
        Share of the aggregate amount of net write downs which have been made in relation to Unrealised Investments, in all cases save to the extent not taken into account in a prior distribution; and then

6.4.2   in distributing to each Investor who participates in any Investment referred to in (i) - (iii) of Clause 6.4.1 above the Investor's
        Proportionate Share of the Preliminary Expenses, the Ongoing Expenses
        and the General Partner's Share paid by the Partnership and funded out of Loan Commitments drawn down from Limited Partners and allocated to that Investment (such allocation to be made, and if necessary revised from time to time, by the Manager on such basis as it

                                       40

        considers to be fair and reasonable), in all cases save to the extent not taken into account in a prior distribution; and then

6.4.3   following the operation of Clauses 6.4.1 and 6.4.2, cash and distributions in specie relating to an Investment shall be attributed between the MD Limited Partners and the Limited Partners who are not MD
        Limited Partners according to the respective aggregate Investors'
        Proportionate Shares which are attributable to each category, and cash and distributions in specie allocable to the Limited Partners who are not MD Limited Partners shall be distributed in full to such Limited
        Partners in accordance with their Capital Contributions as between themselves subject to Clause 9.5;

6.4.4   cash and distributions in specie allocable to the MD Limited Partners on the basis of the provisions of Clause 6.4.3 above shall be applied in distributing to each MD Limited Partner the Investor's Proportionate
        Share (as between the MD Limited Partners participating in the
        Investment) of the amount of such distribution such that the cumulative amount distributed to date under this Clause 6.4.4 to MD Limited
        Partners shall be equal to the Preferred Return; and then

6.4.5   in distributing to the Carried Interest Partner an amount such that the cumulative amount distributed to date under this Clause 6.4.5 is equal to 16.279 per cent. of the Preferred Return distributed to date under
        Clause 6.4.4; and then

6.4.6   in distributing any further sums to the MD Limited Partners and the
        Carried Interest Partner pro rata to their respective Capital
        Contributions (for the avoidance of doubt excluding the Capital
        Contributions of the Limited Partners who are not MD Limited Partners)
        subject to Clause 9.5.

6.4.7   The Preferred Return shall be the aggregated amount, calculated on a daily basis at each point where, in relation to any Investment, a
        Distribution is made pursuant to this Clause 6.4, as is equal to an annual amount of 8% (compounded annually on 31 December) from the date of the drawdown from MD Limited Partners of the relevant amounts until the date of Distribution, on the sum of:

        6.4.7.1   (i) the Acquisition Costs of any Investment attributable to the MD Limited Partners which has been realised; and (ii) the aggregate amount of any net write downs of Investments
                  allocable to the MD Limited Partners existing at the time of the Distribution (save in each case where amounts otherwise falling within this Clause 6.4.7.1 have been distributed under
                  Clause 6.4.1); and

        6.4.7.2   an amount equal to the Preliminary Expenses, the Ongoing
                  Expenses and the General Partners Share paid by the
                  Partnership but funded out of Loan Commitments drawn down from
                  MD Limited Partners and allocated to those Investments
                  referred to in Clause 6.4.7.1 (save where such amounts falling within this Clause 6.4.7.2 have previously been taken into account in a prior distribution).

                                       41

6.5     DISTRIBUTIONS OF CASH

6.5.1   DISTRIBUTIONS OF INCOME

        Subject to the provisions of Clauses 6.4 and 6.5.4, all of the Income of the Partners shall be distributed to them within 30 days of the end of each Relevant Period, or at more frequent intervals as the General
        Partner in its reasonable discretion decides.

6.5.2   DISTRIBUTIONS OF CAPITAL

        Subject to the provisions of Clauses 6.5.3 and 6.5.4, distributions of a capital nature shall be made at such time or times, as soon as practicable after the relevant amount becomes available for distribution.

6.5.3   RE-INVESTMENT AND TEMPORARY INVESTMENTS

        The General Partner shall not be obliged to cause the Partnership to distribute monies where, if such monies were distributed, they would be available to be re-drawn pursuant to Clause 4.1.1.2, or (up to the amount of the Acquisition Cost thereof) employed in respect of Temporary
        Investments or Investments which were realised (i) during the Investment
        Period and (ii) within eighteen months of their acquisition by the
        Partnership which monies shall, in the reasonable discretion of the
        General Partner, be available for re-investment or, alternatively, for distribution.

6.5.4   LIMITATIONS ON DISTRIBUTIONS

        The General Partner shall not be obliged to cause the Partnership to make any distribution pursuant to this Clause 6:-

        6.5.4.1   unless there is sufficient cash available for such
                  distribution;

        6.5.4.2   which would render the Partnership insolvent;

        6.5.4.3   which, in the reasonable opinion of the General Partner, would or might leave the Partnership with insufficient funds to meet any future contemplated obligations or contingencies including the General Partner's Share; or

        6.5.4.4   if following such distribution, the aggregate of the balances on any Partner's income and capital accounts would be less than nil.

6.5.5   MAKING OF DISTRIBUTIONS

        All distributions made to the Limited Partners of either an income or a capital nature in relation to any Investment Interest shall be made initially against Investors' loan accounts until the Loans in relation to such Investment (or the proportion of a Loan in relation to any
        Investment which has been written down) have been repaid and then shall be made against Limited Partners' current accounts.

6.6     DISTRIBUTIONS IN SPECIE

6.6.1   The General Partner shall be entitled at any time to determine that the
        Partnership should make a distribution of assets in specie on the basis set out in this Clause

                                       42

        6.6 (although it is not the general intention of the General Partner to do so) and to determine in good faith and acting reasonably the Value attributable to such assets.

6.6.2   If the General Partner intends that the Partnership should make any distribution of assets in specie, it shall then give the Limited
        Partners written notice thereof prior to the proposed date of distribution, specifying:

        6.6.2.1   the date of the proposed distribution;

        6.6.2.2   the assets to be distributed (including, where appropriate, the class and number of securities);

        6.6.2.3   the basis of valuation of such assets, the Value to be
                  attributed to such assets and (where appropriate) the per
                  share cost of such assets (or an indication of the basis on which the Value of such assets will be calculated on the date of the proposed distribution, in which case the Value
                  attributed and (if appropriate) the per share cost shall be notified to the Limited Partners on such date); and

        6.6.2.4   the name of the brokerage firm, if applicable, handling the proposed distribution on behalf of the Partnership.

6.6.3   If the General Partner receives any objections from any Partner, it shall use reasonable endeavours to sell the securities proposed to be distributed in specie to such Partner (and, for the avoidance of doubt, such sale may be to Greenhill or an Associate thereof) provided that the costs of such sale and any losses or gains in respect of such sale shall be for the account of such Partner but if, after using reasonable endeavours, the General Partner fails to make such sale it shall not be obliged to take any further action and, subject to the restrictions set out below, may distribute the relevant securities in specie to the
        Partners. The General Partner may agree with the relevant Limited
        Partner that Greenhill or an Associate thereof shall hold the relevant securities for the benefit of the Limited Partners on such terms as may be agreed.

6.6.4   Distributions in specie shall only be made during the life of the
        Partnership in relation to securities which shall have achieved a
        Listing and which are not subject to any formal dealing or contractual restrictions. For the avoidance of doubt, where part only of the securities in any Investee Company has achieved a Listing, only the part of such securities for which a Listing has been achieved shall be eligible for distribution in specie.

6.6.5   In no event shall a distribution in specie be made to a Limited Partner if there is a reasonable likelihood that such Limited Partner would be prohibited by applicable law or regulations from directly holding such security to be distributed or in any case in which applicable law or regulations prohibit the issuance or sale to such Limited Partner of the securities which would otherwise be distributed to such Limited Partner.
        In such a case, the General Partner shall use reasonable endeavours to sell the securities proposed to be distributed in specie to such Limited
        Partner provided that the costs of such sale and any losses or gains in respect of such sale shall be for the account of such Limited Partner.
        For the avoidance of doubt, such Limited Partner shall not be entitled to receive any sums from the Partnership in lieu of the distribution in specie pending the sale of such securities by the General Partner.

                                       43

6.6.6   Distributions in specie of securities of any class shall be made on the same basis as distributions of cash such that any Partner in receipt of the distributions shall receive the relevant proportionate amount of the total securities of such class available for distribution or (if such method of distribution is for any reason impracticable) such that each such Partner shall receive as nearly as possible the relevant proportionate amount of the total securities of such class available for distribution together with a balancing payment in cash in the case of any Partner who shall not receive the full proportionate amount of securities to which he would otherwise be entitled under this Agreement.
        Any such distribution in specie shall be applied in the order set out in
        Clause 6.4 at the Value of the assets concerned.

6.7     TAX CREDITS

        For the purposes of this Clause, the amount of Income allocated or distributed to Partners shall be deemed to be the aggregate of such income and United Kingdom income tax withheld and foreign tax withheld
        (in the case of interest income) and any foreign tax withheld or imputed
        (in the case of dividend income) ("Tax Credits"), provided that where, in the case of the General Partner, any part of the General Partner's
        Share pursuant to Clause 6.8 includes Tax Credits it shall be entitled to an interest-free loan from the Partnership of an amount equal to the amount of such Tax Credits until such time as the General Partner obtains repayment from the tax authorities of an amount equal to the Tax
        Credits (or it receives an equivalent benefit) at which time it shall repay such loan.

6.8     DRAWINGS BY THE GENERAL PARTNER

6.8.1   The drawings of General Partner's Share for any Relevant Period shall be determined by multiplying the General Partner's Share for the Accounting
        Period of which the Relevant Period forms part by a fraction which has the number of days in the Relevant Period as its numerator and the number of days in the Accounting Period as its denominator. The General
        Partner shall be entitled to make drawings out of the Partnership's cash funds on the First Drawdown Date in respect of the period from the First
        Closing Date to 30 June 2007 and thereafter on 1 January and 1 July in each year or, if such date is not a Business Day, on the Business Day immediately preceding such date on account of its share of Income and
        Capital Gains to be allocated to the General Partner in respect of the following Relevant Period due to it pursuant to Clause 6.3.2 (and taking into account reductions made pursuant to Clause 6.3.3) (meaning, for the avoidance of doubt that the General Partner's Share shall be payable semi-annually in advance at the start of each Relevant Period). If, at any time during or after a relevant Accounting Period, it should be discovered that drawings made in respect of that relevant Accounting
        Period are less than the General Partner's Share pursuant to the foregoing, then additional drawings shall be made to make good the shortfall. If, at any time, it is discovered that drawings made are more than the General Partner's Share, then the excess shall promptly be repaid to the Partnership by the General Partner.

6.8.2   In no circumstances, save as stated in Clause 6.8.1, shall any drawings made pursuant to this Clause be recoverable from the General Partner other than by a set-off against allocations of Income and Capital Gains.

                                       44

6.9     REPAYMENTS OF CARRIED INTEREST

6.9.1   As soon as practicable following termination of the Partnership, howsoever caused, and in any event not later than 90 days thereafter, the aggregate of all distributions made to the MD Limited Partners shall be calculated by the General Partner (acting in good faith and in the best interests of the Partnership) in order to ensure that (if adequate
        Distributions were available):-

        6.9.1.1   there has been distributed to (a) the MD Limited Partners
                  (other than defaulting Investors pursuant to Clause 4.4 or
                  Investors expelled pursuant to the provisions of Clause 7.6)
                  the amount of their respective Loans drawn down together with the Aggregate Preferred Return; and then

        6.9.1.2   there has been distributed to the Carried Interest Partner the amount of 16.279% of the Aggregate Preferred Return pursuant to Clause 6.4.5; and then

        6.9.1.3   in addition to the amounts described in 6.9.1.1 above, but subject to Clause 6.9.1.2, the MD Limited Partners have
                  received 86% of amounts by which Distributions received by (i)
                  such MD Limited Partners and (ii) the Carried Interest Partner
                  pursuant to Clauses 6.4.5, 6.4.6 and 9.5.4 exceed such MD
                  Limited Partners' Loan Commitments as shall have been drawn down.

6.9.2   In the event that the calculations show that the provisions of either
        Clause 6.9.1.1 or, subject to Clause 6.9.1.2, Clause 6.9.1.3 are not satisfied then the Carried Interest Partner shall return to the
        Partnership (for distribution to the MD Limited Partners), within 180 days of the termination of the Partnership, an amount (either in securities which have been distributed in specie to the Carried Interest
        Partner pursuant to the terms of this Agreement and which are still the subject of a Listing, having a value calculated pursuant to Clause
        6.9.3, or in cash or a combination of the two at the sole discretion of the Carried Interest Partner) equal to the lesser of:-

        6.9.2.1   the aggregate amount of cash distributed to the Carried
                  Interest Partner together with the aggregate Value (at the date of their respective distribution) of any assets of the
                  Partnership which have been distributed in specie to the
                  Carried Interest Partner, in each case other than in its
                  capacity as an Investor or received by way of General
                  Partner's Share, net of any taxes paid or payable in respect thereof (whether by the Carried Interest Partner or by any other person) and not recoverable; and

        6.9.2.2   the aggregate amount of cash distributed to the Carried
                  Interest Partner together with: (i) the aggregate Value (at the date of termination of the Partnership) of any assets of the Partnership which have been distributed in specie to the
                  Carried Interest Partner pursuant to Clause 6.6; or (ii) if any such assets have been sold at a higher price, the
                  aggregate proceeds of sale of such assets, in each case other than in its capacity as an Investor or received by way of
                  General Partner's Share and net of any taxes paid or payable in respect thereof (whether by the Carried Interest Partner or by any other person) and not recoverable; and

                                       45

        6.9.2.3   such amounts as are required to satisfy the provisions of
                  Clauses 6.9.1.1 and 6.9.1.3;

6.9.3   For the purposes of this Clause 6.9:-

        6.9.3.1   the value of quoted securities on the date of their return to the Partnership will be the average of the mid-market price
                  (as shown in the official publication of the relevant stock exchange or market) for the five working days prior to and including the last Business Day before such date; and

        6.9.3.2   the value of other securities on the date of their return to the Partnership shall be such amount as is reasonably
                  determined by the General Partner.

7       ASSIGNMENT OF INTERESTS OR SHARES AND RESIGNATION FROM THE PARTNERSHIP

7.1     ASSIGNMENT OF INTEREST OF THE GENERAL PARTNER AND THE CARRIED INTEREST
        PARTNER

7.1.1   The General Partner shall not sell, assign, transfer, exchange, pledge, encumber or otherwise dispose of all or any part of its rights and obligations as a general partner, or voluntarily withdraw as the general partner of the Partnership without the sanction of an Investors' Special
        Consent (other than its interest as an Investor, which shall be governed by Clause 7.2). Notwithstanding this, the General Partner may assign or transfer all or any part of its rights and obligations as a general partner to an Associate without the consent of Investors.

7.1.2   Notwithstanding the provisions of Clause 7.1.1 above, the General
        Partner may determine, acting in its sole discretion and in the light of, inter alia, any applicable tax treatment in any jurisdiction, that all or part of the commitment of any Investor in the Partnership should be channelled through the General Partner. In the event that such discretion is exercised, any Limited Partner so notified shall transfer part of his Interest to the General Partner (including the pro rata amount of the Capital Contribution and outstanding Loan Commitment) and shall become a limited partner in the General Partner and make an equivalent investment commitment in respect of his capacity as a limited partner in the General Partner as that part of the Interest which is transferred to the General Partner. Each Limited Partner undertakes that he will in such circumstances execute such transfer documents, deeds of adherence and ancillary documentation as the General Partner may in its discretion determine in required to effect the provisions of this
        Clause.

7.2     RESTRICTION ON ASSIGNMENT OF INTEREST OF INVESTORS

7.2.1   No Transfer, whether voluntary or involuntary, shall be valid or effective except with the prior written consent of the General Partner, such consent not to be unreasonably withheld or delayed, PROVIDED THAT the General Partner will withhold such consent if it considers that:-

        7.2.1.1   the Transfer would cause the Partnership to be disqualified as a limited partnership or be terminated;

                                       46

        7.2.1.2   any proposed transferee of an Interest intends to hold the said Interest otherwise than for itself beneficially;

        7.2.1.3   the Transfer would result in the transferor or the transferee holding a Commitment of less than the minimum size of
                  Commitment applicable to the respective category of Investor,
                  (unless such requirements are waived by the General Partner);

        7.2.1.4   any of the following apply:

                  (i)     the Transfer would result in a violation of applicable
                          law, including United States Federal or State
                          securities laws, or any term or condition of this
                          Agreement;

                  (ii)    as a result of the Transfer, the Partnership would be
                          required to register as an investment company under
                          the United States Investment Company Act of 1940, as
                          amended;

                  (iii)   the Transfer would cause the General Partner or the
                          Manager to become subject to registration under the
                          United States Investment Advisers Act of 1940, as
                          amended, or any state law requiring the registration
                          of investment advisers;

                  (iv)    the Transfer would cause the Partnership to be
                          disqualified or terminated as a partnership including
                          for applicable tax purposes but only if such
                          termination would result in material adverse tax
                          consequences to the Limited Partners;

                  (v)     the Transfer would result in the assets of the
                          Partnership being treated as "plan assets" under
                          ERISA;

                  (vi)    the Transfer would require such Interest to be
                          subdivided for the purposes of resale into units
                          smaller than a unit costing, by reference to its
                          initial offering price, less than the Sterling
                          equivalent for the time being of US $100,000; or

                  (vii)   the Transfer would constitute a transaction effected
                          through an "established securities market" within the
                          meaning of the United States Treasury Regulations
                          promulgated under Section 7704 of the Code or
                          otherwise would cause the Partnership to be a
                          "publicly traded partnership" within the meaning of
                          Section 7704 of the Code.

        PROVIDED THAT no person shall be admitted to the Partnership as a
        Substitute Investor without the written consent of the General Partner, such consent not to be unreasonably withheld or delayed, subject to the matters referred to in Clause 7.2.1.1 to 7.2.1.4 and

        PROVIDED FURTHER THAT the interests in the Partnership may not be separated into a Loan and a Capital Contribution component for purposes of

                                       47

        Transfer so that a Loan may be transferred only with the Capital
        Contribution component to which it relates.

7.2.2   If a Limited Partner wishes to effect a Substitution or Transfer of all or part of its Interest it shall apply to the General Partner for consent by not less than 30 days' prior written notice and shall furnish such information in relation to the proposed Substitution or Transfer or the proposed Substitute Investor as may be required respectively by the
        General Partner. The transferring Limited Partner or the transferee shall bear all costs and expenses arising in connection with any such permitted Substitution or Transfer, including (without limitation)
        reasonable legal fees arising in relation thereto and the transferring
        Limited Partner, the transferee and all other Partners shall be obliged to join in the giving of any election required by the General Partner.

7.2.3   Prior to a proposed Substitution or Transfer, the General Partner shall be entitled to require a written opinion of responsible counsel (which may be in-house counsel to the transferring Limited Partner or an
        Associate of such Limited Partner), satisfactory in form and substance to the General Partner, to the effect that such Substitution or Transfer will not result in:-

        7.2.3.1   the Partnership (or any other Parallel Fund) being required to register, or seek an exemption from registration, as an
                  investment company under the United States Investment Company
                  Act of 1940; or

        7.2.3.2   a violation of any other applicable legal or regulatory
                  requirements designated by the General Partner; or

        7.2.3.3   the Partnership being classified as an association taxable as a corporation for United States Federal income tax purposes;
                  or

        7.2.3.4   the assets of the Partnership being treated as "plan assets"
                  under ERISA.

        Such opinion shall also cover such other matters as the General Partner may reasonably request.

7.2.4   The General Partner agrees to co-operate with any Limited Partner making a Substitution or Transfer by providing promptly such records and other factual information as may be reasonably requested with respect to any proposed transfer.

7.2.5   No Substitution may be made unless the proposed transferee has executed and delivered to the General Partner a Subscription Agreement in a form satisfactory to the General Partner. Neither the General Partner nor the
        Manager shall have any obligation to assist any Limited Partner in procuring a purchaser of any Interest.

7.3     POSITION OF SUBSTITUTE INVESTORS

7.3.1   Any Substitute Investor shall be bound by all the provisions of this
        Agreement and, as a condition of giving its consent to any Substitution to be made in accordance with the provisions of this Clause, the General
        Partner shall require the proposed Substitute Investor to acknowledge its assumption (in whole or in part) of the obligations of the transferring Investor by entering into this

                                       48

        Agreement as a signatory or by executing a Subscription Agreement in a form satisfactory to the General Partner and becoming a Partner. Neither the Partnership nor the General Partner nor the Manager shall incur any liability for allocations and distributions made in good faith to the transferring Investor until the written instrument of transfer has been received by the Partnership, details of the new Partner have been registered in accordance with the provisions of the Act and recorded in its books and the effective date of the Substitution has passed.

7.3.2   Notwithstanding any other provisions of Clause 7.2 or this Clause 7.3, each Investor undertakes to notify the General Partner forthwith in writing of the full names of any entity or person to whom it proposes to
        Transfer any Interest, of any change in its own name and any other information relating to the Transfer which the General Partner may reasonably request.

7.4     ASSIGNMENT OF INTERESTS IN VIOLATION OF THIS CLAUSE

        No Substitution or Transfer of an Interest in violation of this Clause shall be valid or effective, and the Partnership shall not recognise the same, for the purposes of making payments of Income or Capital or repayments of Loan or otherwise with respect to Interests in the
        Partnership.

7.5     RESIGNATION OF GENERAL PARTNER

        GCP Europe General Partnership L.P. may not resign as General Partner during the term of the Partnership, unless first consented to by an
        Investors' Special Consent.

7.6     EXPULSION OF INVESTORS

        If the General Partner shall receive notice or otherwise become aware that any Investor is the subject of any statutory or regulatory prohibition or that there are other facts, matters or circumstances
        (including possible money laundering activities) as a result of which such Investor was not legally authorised to subscribe for its
        Commitment, the General Partner shall have the right to expel such
        Investor from the Partnership, in which event the General Partner shall, as soon as the Partnership is able to do so, return to such Investor the amount of his Capital Contribution and any Loan then outstanding
        PROVIDED THAT the amount returned to such Investor shall not exceed the value of the Investments attributable to that Partner's Interest as shown in the last quarterly client report, whereupon such Investor shall cease to have any Interest whatsoever in the Partnership.

7.7     WITHDRAWAL OF LIMITED PARTNERS

7.7.1   No Investor shall have the right to withdraw from the Partnership other than in the circumstances set out in Clause 7.7.2.

7.7.2   A Limited Partner may be required to withdraw from the Partnership if, in the reasonable opinion of the Manager:

        7.7.2.1   by virtue of that Limited Partner's Interest, any assets of the Partnership may be characterised as assets of an employee benefit plan subject to ERISA, whether or not such Limited
                  Partner is subject to ERISA; or

                                       49

        7.7.2.2   by virtue of that Limited Partner's Interest, the Partnership or any Partner may be subject to any requirement to register under the US Investment Company Act of 1940, as amended.

        If the General Partner intends to require the withdrawal of a Limited
        Partner pursuant to this Clause 7.7.2, the General Partner shall give reasonable notice of such intention to such Limited Partner and, if requested by such Limited Partner, deliver to such Limited Partner an opinion of counsel confirming that an event described in Clause 7.7.2.1 or Clause 7.7.2.2 has occurred, prior to requiring the withdrawal of such Limited Partner. Withdrawals pursuant to these provisions will be effected by the Partnership's purchase of such Limited Partner's
        Interest at the purchase price determined in accordance with the procedures and for the consideration set forth in Clause 7.7.6 provided that the Manager shall use all reasonable efforts to take such actions as it deems necessary and appropriate to prevent or cure such result in accordance with the procedures set out in Clause 7.7.3 and in particular shall use all reasonable efforts to assist each ERISA Partner in finding a purchaser for its Interest and shall (subject to the provisions of
        Clause 7.2) permit the transfer of all or a portion of the Interests of any ERISA Partner to such purchaser.

7.7.3   If any ERISA Partner shall deliver to the General Partner an opinion of counsel (which opinion and counsel shall be reasonably satisfactory to the General Partner) to the effect that, as a result of the manner in which the activities of the Partnership are conducted or the terms upon which any Investments are made or continued, there is a substantial likelihood that the Partnership Assets may be characterised as "plan assets" under ERISA or the Code or it would otherwise constitute a violation of applicable law, rule or regulation for the ERISA Partner to continue as a Limited Partner in the Partnership (which opinion shall be delivered by the General Partner to all other ERISA Partners), the
        General Partner shall then as promptly as practicable use all reasonable endeavours to take such actions as it deems necessary and appropriate to prevent or cure such result, taking into account the interests of all
        Partners and of the Partnership as a whole. Without limiting the generality of the foregoing, the General Partner may but shall not be obliged to

        7.7.3.1   re-negotiate the terms of any Investment or otherwise modify the manner in which the Partnership conducts its business; or

        7.7.3.2   permit the transfer, in accordance with the provisions of
                  Clause 7.2, of all or a portion of the Interests of any of the
                  ERISA Partners; or

        7.7.3.3   cause the sale of the Interest of such ERISA Partner to a
                  Substitute Investor at the purchase price established pursuant to Clause 7.7.6; or

        7.7.3.4   require, by notice to such ERISA Partners, any or all ERISA
                  Partners completely or partially to withdraw from the
                  Partnership in accordance with the provisions of Clause 7.7.4.

        If within 30 Business Days after receipt of such opinion, the General
        Partner has not either (i) delivered to the ERISA Partners an opinion of counsel (which opinion and counsel shall be to the reasonable satisfaction of a majority (by amount of Commitments) of such ERISA
        Partners), or such other evidence as shall be to the reasonable satisfaction of a majority (by amount of Commitments)

                                       50

        of the ERISA Partners, that the Partnership Assets do not constitute
        "plan assets" under ERISA or the Code or that it would not constitute a violation of applicable law, rule or regulation for the ERISA Partner to continue as a Limited Partner in the Partnership or, (ii) found a
        Substitute Investor to purchase the Interest of each ERISA Partner so affected, then each such ERISA Partner will have the option to withdraw completely or partially from the Partnership, by notice to the General
        Partner, in accordance with the provisions of Clause 7.7.4.

7.7.4   A complete or partial withdrawal pursuant to this Clause 7.7 will be effected by the Partnership's purchase of the withdrawing Limited
        Partner's Interest at the purchase price determined in accordance with
        Clause 7.7.6 and in accordance with the procedures set out in Clause
        7.7.7. The effective date of any withdrawal pursuant to this Clause
        7.7.4 shall be the last day of the month in which notice of such withdrawal was given pursuant to Clause 7.7.3.

7.7.5   The costs of any Limited Partner for obtaining or seeking to obtain an opinion of counsel for the purposes of this Clause 7.7 shall be borne by such Limited Partner.

7.7.6   In the event that the Partnership purchases the Interest of any Limited
        Partner pursuant to the provisions of this Clause 7.7, the purchase price therefor shall be the amount which such Limited Partner would have been entitled to receive pursuant to Clause 9.5 if the Partnership had been liquidated and terminated as of the date of such purchase determined on the basis of the audited and unaudited financial statements and records of the Partnership. For the purposes of determining the amount of the distribution to be made to such Limited
        Partner, and the value of each of the Partnership's assets, the reasonable determination of the General Partner shall be deemed to be conclusive, provided that if the applicable Limited Partner disputes in good faith and on reasonable grounds the valuation or distribution amount pursuant to this Clause 7.7.6, such dispute shall be resolved by an appraiser selected by the General Partner with the consent of the applicable Limited Partner (such appraiser to be a suitable merchant bank or accountancy firm). If within 15 days, the parties cannot agree on such an appraiser, the applicable Limited Partner and the General
        Partner shall each select an appraiser, and such firms shall confer, and agree upon a third firm to serve as the appraiser (such appraiser to be a suitable merchant bank or accountancy firm). The value of the assets and the distribution amounts as determined by such appraiser shall be final and conclusive on the applicable Limited Partner, the Partnership and the General Partner and the cost of any such dispute resolution shall be borne by the applicable Limited Partner.

7.7.7   Such distribution to the withdrawing Limited Partner shall to the maximum extent reasonably practicable be made in securities of Investee
        Companies (whether by equitable transfer or otherwise), but to the extent this is not reasonably practicable shall be payable in cash, cash equivalents and/or or in any combination thereof. The making of any such payment in specie shall be subject to the following:

        (a)     the withdrawing Limited Partner shall receive its pro rata share of each Investment of the Partnership, unless otherwise required by law or contract;

        (b)     the withdrawing Limited Partner shall be bound by the provisions of any agreements relating to such Investment, to the extent such agreements so provide;

                                       51

        (c)     the General Partner shall, subject to the consent of the
                withdrawing Limited Partner, be given a revocable proxy with respect to the securities of each Investee Company distributed to the withdrawing Limited Partner;

        (d)     to the extent that the General Partner or the Partnership is subject to any prior restrictions or Commitments as to exercise of voting, tender, or similar rights pertinent to such
                securities and for so long as the withdrawing Limited Partner holds such securities, the General Partner and the withdrawing
                Limited Partner will co-operate with respect to the exercise of such rights to ensure that such exercise is carried out in a manner consistent with ERISA and the withdrawing Limited
                Partner's governing instruments, taking into account (to the extent so consistent) any such prior restrictions or
                Commitments;

        (e)     in the event that the withdrawing Limited Partner sells any such securities while such prior restrictions or Commitments are in effect, the withdrawing Limited Partner agrees to use reasonable efforts, to the extent consistent with ERISA, to obtain the buyer's co-operation with respect to the exercise of such rights as described above;

        (f)     at the request of the Limited Partner, the General Partner shall use reasonable efforts to assist the Limited Partner in selling any such securities provided that, in the General Partner's judgment, such sale would not impair the interests of the
                Partnership or the remaining Partners;

        (g)     the Limited Partner may elect to defer receipt of a portion of the distribution on such terms as such Limited Partner and the
                General Partner may agree at the time;

        (h)     the General Partner will not make a distribution in specie under this Clause 7.7.7 where the withdrawing Limited Partner delivers a written opinion of counsel (which shall be reasonably
                satisfactory to the General Partner and its counsel) that there is a material risk that receipt of the proposed distribution (or portion thereof) of securities in specie would:

                (i)     cause such Limited Partner to be in violation of, or in
                        breach of its fiduciary duties under, ERISA; or

                (ii)    cause the underlying assets of the entity whose
                        securities are proposed to be distributed to be deemed
                        to be "plan assets" (within the meaning of the Plan
                        Assets Regulation) of an ERISA Partner.

                Notwithstanding the foregoing, the Partnership shall not be required to sell Investments, in order to make such payments, in advance of the time at which the General Partner, in the best interests of the Partnership (in the General Partner's sole and absolute discretion), would otherwise cause such Investments to be sold.

7.7.8   In the event of the withdrawal of any MD Limited Partner from the
        Partnership pursuant to this Clause 7.7 the Carried Interest Partner shall be repaid part of its Capital Contribution so that the amount of its Capital Contribution (but ignoring any Capital Contribution made as an Investor) shall continue to equal 14% of the

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        total Capital Contributions made by MD Limited Partners immediately following such withdrawal.

7.8     TERMINATION OF EMPLOYMENT

        Upon the termination of an Eligible Employee's employment with Greenhill
        (or, if applicable, an Associate) or termination of an Eligible
        Employee's relationship as a senior adviser or consultant to Greenhill
        (or, if applicable, an Associate) in each case for any other reason than
        Retirement, the General Partner, acting in its sole discretion, shall either: (i) reduce or cancel the outstanding Commitment of the relevant
        Limited Partner (including, for the avoidance of doubt a Limited Partner who is an Eligible Family Member) (on such terms as the General Partner may in its sole discretion determine (which may include leaving such
        Limited Partner obligated to fund draw downs of Loan Commitment to meet
        Ongoing Expenses and General Partner's Share which would otherwise be attributable to such Limited Partner up to the amount of such Limited
        Partner's outstanding Loan Commitment immediately prior to such reduction or cancellation)); or (ii) require the outstanding Loan
        Commitment of the Limited Partner to be assigned to the General Partner
        (or, if the General Partner elects not to assign such obligations, to one or more other Limited Partners). For the avoidance of doubt, the relevant Limited Partner shall continue to be entitled to returns in relation to those Investments in which he was participating at the date of the termination of his employment (or relationship as a senior adviser or consultant). The General Partner may, if applicable, require a proportion of the Capital Contribution of the relevant Limited Partner to be transferred to the General Partner (in its capacity as an
        Investor) and in addition may cause the Carried Interest Partner to be repaid part of its Capital Contribution so as to ensure that its Capital
        Contribution as Carried Interest Partner continues to equal 14% of the total Capital Contributions of MD Limited Partners. The General Partner
        may, acting in good faith, make such adjustments to the accounts and/or accounting structure of the Partnership as it may reasonably determine are necessary to implement the provisions of this Clause 7.8

8       MEETINGS

8.1     The General Partner may convene a general meeting of the Partnership as an annual general meeting in each calendar year in addition to any other meetings held in that year, and shall specify the meeting as such in the notice calling it.

8.2     All general meetings other than annual general meetings shall be called extraordinary general meetings.

8.3     The General Partner may, whenever it thinks fit, convene a general meeting of the Partnership. A general meeting shall also be convened upon the requisition of Investors holding in aggregate greater than 10%
        of Total Commitments.

8.4     General meetings shall be called by at the least 21 days' notice in writing to each Partner. The notice shall be exclusive of the day on which it is served or deemed to be served and of the day for which it is given and shall specify the place, the day and the hour of the meeting, the details of the resolutions to be proposed and the general nature of any other business to be conducted, provided that the general meeting shall, notwithstanding that it is called by shorter notice than that specified in this Clause, be deemed to have been duly called if it is so agreed:-

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8.4.1   in the case of a meeting called by the General Partner, by all the
        Partners; and

8.4.2   in the case of any other meeting, by an Investors' Special Consent (and, in relation to such Investors' Special Consent, the General Partner shall be entitled to vote as an Investor in respect of its Commitment).

8.5     The accidental omission to give notice of a meeting to, or the non-receipt of a notice of a meeting by, any Partner shall not invalidate the proceedings at the meeting.

8.6     No business shall be transacted at any general meeting unless a quorum of Partners is present at the time when the meeting proceeds to business; save as herein otherwise provided, two Partners present in person by telephone or by proxy shall be a quorum, of whom one shall be the General Partner and one shall be an Investor other than the General
        Partner, provided further that in order for the meeting to have a quorum
        Investors holding more than 40% of Total Commitments must be present and for the purposes of determining whether there is a quorum any
        Commitments held by the General Partner shall not be counted.

8.7     If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of
        Investors, shall be dissolved; in any other case, it shall stand adjourned to the same day in the next week at the same time and place or to such other day and such other time and place as the General Partner may determine and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the
        Partners present shall be a quorum provided that there are Investors present who hold at least 20% of Total Commitments and for the purposes of determining whether there is a quorum any Commitments held by the
        General Partner shall not be counted.

8.8     The chairman of the General Partner shall preside as chairman of every general meeting of the Partnership or if he is not present or is unwilling to act the directors of the General Partner shall elect one of their number to be chairman of the meeting.

8.9     The chairman may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

8.10    At any general meeting, any resolution put to the vote of the meeting shall also be put to the vote of a meeting of the other Parallel Funds.
        Such resolution shall be passed if, out of those persons present and voting at such meetings in person or by proxy, persons holding 50% of the aggregate amount of Commitments subscribed for in all Parallel Funds by the persons so present and voting (excluding any votes cast by the
        General Partner unless the vote is in relation to a matter in respect of which the provisions of this Agreement entitle the General Partner, in its capacity as an Investor, to vote), vote in favour provided that if the subject matter of the vote would otherwise require an Investors'
        Ordinary Consent or an Investors' Special Consent then the vote shall not be passed unless approved pursuant to those requirements. For the avoidance of doubt, an Investor shall be entitled to split its
        Commitment when voting in respect of any resolution.

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8.11    Save as otherwise provided in this Clause, the provisions of the
        Companies Act 1985 and of Table A to the Companies (Tables A to F)
        Regulations 1985 (as amended so as to affect companies first registered on the date of this Agreement) shall apply to the holding of meetings and all matters incidental to the holding of meetings as if the
        Partnership were a company PROVIDED THAT neither the re-appointment of the existing Auditors nor the approval of any set of reports or accounts of the Partnership shall be required to be approved by the Investors.

9       TERMINATION AND LIQUIDATION

9.1     TERMINATION

        The death, bankruptcy, insolvency, dissolution or liquidation of a
        Limited Partner shall not operate to terminate the Partnership and the estate or trustee in bankruptcy or receiver or liquidator of a deceased, bankrupt, insolvent or dissolved Limited Partner shall not have the right to withdraw the balances on such Limited Partner's Partnership accounts or require repayment of such Limited Partner's Loan otherwise than in accordance with this Agreement. Subject as provided in Clause
        9.2, the Partnership shall terminate on the tenth anniversary of the
        First Closing Date or shall terminate prior to such date upon the happening of any of the following events:-

9.1.1   the bankruptcy, insolvency, dissolution or liquidation of the General
        Partner, save that the Partnership may be reconstituted pursuant to
        Clause 9.3; or

9.1.2   the agreement as to such termination of the Partnership by the General
        Partner and by the Investors by an Investors' Special Consent (and, in
        relation to such Investor's Special Consent, the General Partner shall be entitled to vote as an Investor in respect of its Commitment); or

9.1.3   the Partnership ceasing to be fiscally transparent in the UK; or

9.1.4   the termination of Greenhill Capital Partners Europe L.P; or

9.1.5   the effective date on which the General Partner is removed as the
        General Partner of Greenhill Capital Partners Europe L.P. and any
        Parallel Funds (other than the Partnership).

9.2     EXTENSION OF LIFE OF THE PARTNERSHIP

        At any time prior to the tenth anniversary of the First Closing Date, the life of the Partnership may be extended, by the election of the
        General Partner and the Investors by an Investors' Ordinary Consent
        (and, in relation to such Investors' Ordinary Consent, the General
        Partner shall be entitled to vote as an Investor in respect of its
        Commitment), by a period of one year, and may subsequently be extended in the same manner prior to its termination by a further period of one year. Any such election shall be irrevocable but shall be without prejudice to the earlier termination of the Partnership for a reason specified in Clause 9.1.

9.3     CONTINUATION OF THE PARTNERSHIP

9.3.1   If the Partnership is terminated pursuant to Clause 9.1.1, the
        Partnership may be reconstituted and its business continued pursuant to an Investors' Special Consent (and, in relation to such Investor's
        Special Consent, the General Partner shall be

                                       55

        entitled to vote as an Investor in respect of its Commitment), electing to continue the Partnership and electing a new General Partner, which consent must be obtained within 60 days after all Partners have been notified of the event of termination, whereupon the existing General
        Partner, if the Partnership is terminated pursuant to the provisions of
        Clause 9.1.1 as a result of the bankruptcy, insolvency, dissolution or liquidation of the General Partner, shall cease to be the General
        Partner and shall not be entitled to any compensation whatsoever as a result of the cessation of its entitlement to the General Partner's
        Share after receipt by it of all payments to which the General Partner is entitled up to the date of its ceasing to be the General Partner pursuant to Clause 6.

9.3.2   In the event that the Partnership is terminated pursuant to the provisions of Clause 9.1.5, Limited Partners (other than any Defaulting
        Investors) having a majority of Commitments in the Partnership may elect within 30 days of the event giving rise to the operation of Clause 9.1.5 to reconstitute the Partnership and continue its business provided that they elect as the new General Partner the person appointed as the new general partner of Greenhill Capital Partners Europe L.P. and the
        Parallel Funds other than the Partnership.

9.4     REMOVAL OF THE GENERAL PARTNER

9.4.1   The General Partner may not be removed as the General Partner of the
        Partnership other than in the circumstances set out in Clause 9.1.5, in which case it shall be removed automatically. In the event that the
        General Partner is removed in such circumstances, no sums in respect of
        General Partner's Share shall be paid to the General Partner on or after the date of such removal (although Income and Capital Gain may be allocated in respect of drawings made by the General Partner prior to the date of such removal).

9.4.2   If the office of GCP Europe General Partnership L.P. is terminated pursuant to this Agreement:

        9.4.2.1   in its capacity as the Carried Interest Partner, it shall
                  remain entitled to 100% of the carried interest in respect of the Investments which have been made at the time of the
                  termination of the its appointment; and

        9.4.2.2   in its capacity as an Investor, it shall retain its interests in any Investments made as at the date of the termination of its appointment (according to its Investor's Proportionate
                  Share) but it shall be released from any obligation to fund any further drawdowns made after such date (and, for the
                  avoidance of doubt, shall not be treated as a Defaulting
                  Investor);

        and it shall become a Limited Partner in respect of such entitlements.

9.4.3   In the event that the office of GCP Europe General Partnership L.P. as the general partner is terminated pursuant to this Agreement, it shall be released from any obligations imposed upon it pursuant to Clause
        5.9.2 and 11.1.2.

9.5     LIQUIDATION OF INTERESTS OF PARTNERS

9.5.1   A Limited Partner shall not have the right to the return of its Capital
        Contribution except upon the liquidation of the Partnership.

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9.5.2   The General Partner shall not be personally liable for the return of the
        Capital Contributions made or the Loans advanced by the Limited
        Partners.

9.5.3   Upon termination or liquidation of the Partnership, unless reconstituted under Clause 9.3, no further business shall be conducted except for such action as shall be necessary for the winding-up of the affairs of the
        Partnership and the distribution of the Partnership Assets amongst the
        Partners. The General Partner shall act as liquidating trustee provided however that, if the Partnership is terminated for a reason set forth in
        Clauses 9.1.1 or 9.1.5, unless the Partnership is reconstituted pursuant to Clause 9.3, the Limited Partners shall, acting by an Investors'
        Ordinary Consent (and, in relation to such Investors' Ordinary Consent, the General Partner shall be entitled to vote as an Investor in respect of its Commitment), designate some other party or parties to act as a liquidating trustee or trustees and to receive such remuneration for so acting as the Limited Partners shall acting by an Investors' Special
        Consent agree.

9.5.4   Upon termination of the Partnership, the liquidating trustee or trustees may sell any or all of the Partnership Assets (including to a Limited
        Partner or Limited Partners) on terms which it or they consider to be reasonable or may, at its or their discretion, distribute all or any of the Partnership Assets in specie on the basis set out in Clause 6.6, whether or not the same are listed on a recognised stock exchange or quoted or dealt in on some other market. The liquidating trustee or trustees shall cause the Partnership to pay all debts, obligations and liabilities of the Partnership and all costs of liquidation and subject to Clause 6.6.5 the remaining proceeds and assets shall be distributed amongst the Partners on the basis set out in Clause 6.4 and the balance on the capital accounts of the Partners shall be repaid.

9.5.5   Upon termination of the Partnership, no Partner shall be liable to any other Partner for such portion of the Loan (if any) advanced to the
        Partnership by such Partner as shall not at the relevant time have been repaid by the Partnership.

9.5.6   If, upon termination of the Partnership, a Partner has a negative balance on its loan account and a positive balance on current account or vice versa, the General Partner may make transfers between the two accounts in order to remove or reduce such negative balances.

9.5.7   At no time during the term of the Partnership or upon dissolution and liquidation of the Partnership shall a Limited Partner with a negative balance in his capital account have any obligation to the Partnership or the other Partners to restore such negative balance, except as may be required by law or in respect of any negative balance resulting from a withdrawal of Capital or dissolution in contravention of this Agreement.

9.5.8   Upon termination of the Partnership, any amount then due from the
        General Partner as an interest-free loan pursuant to Clause 6.3.2.4 shall be written off.

10      REPORTS AND VALUATIONS

10.1    As soon as practicable and no later than 120 days following the end of each Accounting Period, the General Partner shall prepare (or procure the preparation of) and send to each Partner the audited accounts of the
        Partnership.

                                       57

10.2    Subject to Clause 11.3, within 60 days of the end of each quarter, the
        Manager shall prepare (or procure the preparation of) and send to each
        Partner unaudited financial statements of the Partnership Assets as at the end of such period and a narrative report comprising a statement of the Investments and other property and assets of the Partnership, confirmation of the drawdowns made from Investors, details of the
        Investments purchased including a brief summary of any Investee Company and of investments sold and otherwise disposed of during the relevant period and, for the avoidance of doubt, the Partnership hereby confirms that such statements will not constitute periodic statements for the purposes of the FSA Rules.

10.3    All client reports and valuations sent to Investors pursuant to the provisions of this Agreement shall be prepared in accordance with the
        Valuation Procedures.

11      MISCELLANEOUS

11.1    NON-EXCLUSIVITY

11.1.1  The functions and duties which the General Partner and the Manager undertake on behalf of the Partnership shall not be exclusive and the
        General Partner and the Manager may perform similar functions and duties for others and may engage in any other activity provided, however, that the General Partner or the Manager continues properly to manage the affairs of the Partnership.

11.1.2  Until the termination of the Investment Period or the removal or resignation of the General Partner, the General Partner shall procure that Greenhill and any Associates (excluding, for the avoidance of doubt, for this purpose any investee company of any investment partnerships managed by Greenhill or any of its Associates) thereof shall offer to the Partnership the exclusive opportunity to make privately negotiated investments in unlisted or illiquid equity or equity-related securities in Western Europe which are made available to it for investment as principal for its own account and that fit the
        Investment Policy of the Partnership PROVIDED THAT opportunities will not be made available to the Partnership in relation to: (i) any investment or acquisition made by Greenhill or any of its Associates for strategic purposes or otherwise in connection with or incidental to the operating businesses of such companies; (ii) any investment opportunity developed or originated by an unaffiliated third party co-investor or joint venture partner and made available specifically only to Greenhill or any Associates pursuant to a contractual obligation or a fiduciary duty of such third party; (iii) any investment related to any existing investment of Greenhill or any of its Associates; (iv) any investment opportunity received by Greenhill or any Associate as compensation for investment banking or advisory services; (v) any investment made in real estate or real estate related companies or any investment in a collective investment vehicle having the investment objective of investing primarily in real estate or real estate related companies; or
        (vi) any investment of (pound)2 million or less.

11.1.3  The General Partner and the Manager or any Associate or any member, director or employee of any such company may act as a director of any
        Investee Company and may exercise the voting power conferred by the
        Investment, in such manner as it or he judges will best advance the interests of the Partnership.

11.1.4  Neither the General Partner or the Manager shall, except with the prior consent of the Investors pursuant to an Investors' Ordinary Consent, provide advice relating

                                       58

        to, commence marketing or act as the primary source of transactions for any new private equity investment fund having an Investment Policy similar to that of the Partnership or which will compete with the
        Partnership (other than, for the avoidance of doubt, a Parallel Fund or country specific fund) in the United Kingdom at any time prior to whichever is the earliest to occur of:

        11.1.4.1  at least 66 2/3% of the aggregate of the Total Commitments having been invested or committed or agreed to be invested for specific investments or further financings of Investee
                  Companies;

        11.1.4.2  the removal of GCP Europe General Partnership L.P. as the
                  General Partner of, or of Greenhill Capital Partners Europe
                  LLP as the Manager of, the Partnership;

        11.1.4.3  the expiry of the Investment Period of the Partnership; and

        11.1.4.4  the termination of the Partnership.

11.2    INDEMNITIES

11.2.1  No Indemnified Party shall have any liability to the Partnership or any
        Partner for any losses, claims, damages or liabilities arising from, related to or in connection with this Agreement or the Partnership's business and affairs (including any act or omission by an Indemnified
        Party) except for any losses, claims, damages or liabilities resulting from such Indemnified Party's gross negligence or wilful misconduct. In addition, no Indemnified Party shall be liable to the Partnership or any
        Partner with respect to the accuracy or completeness of any information furnished by such Indemnified Party or any other Indemnified Person regarding any Investee Company where such information is obtained from a third party (including, without limitation, an Investee Company) and not prepared by an Indemnified Party. Notwithstanding the foregoing provisions of this Clause, the Manager shall be liable for any material breach of any applicable FSA Rules or any provision of FSMA binding on
        it.

11.2.2  The Partnership shall, to the fullest extent permitted by applicable law, indemnify and hold harmless each Indemnified Party against any losses, claims, damages or liabilities arising out of, related to or in connection with this Agreement or the Partnership's business or affairs, except for any such losses, claims, damages or liabilities resulting from such Indemnified Party's gross negligence or wilful misconduct.
        Subject to the remaining provisions of this Clause, the Partnership will periodically reimburse each Indemnified Party for all expenses
        (including fees and expenses of counsel) as such expenses are incurred in connection with investigating, preparing, pursuing or defending any proceedings related to, arising out of or in connection with this
        Agreement or the Partnership's business or affairs whether or not pending or threatened and whether or not any Indemnified Party is a party thereto; provided that expenses incurred by the General Partner in connection with any proceedings brought by or on behalf of the Limited
        Partners and limited partners in Parallel Funds representing at least
        66.7% of Total Commitments in the Partnership and the Parallel Funds
        (and excluding the General Partner in its capacity as an Investor)
        against the General Partner shall not be reimbursed until such proceedings are resolved, in which event the General Partner shall be indemnified to the extent provided in this Clause; and provided further that such Indemnified Party shall promptly repay to the Partnership the amount of any such reimbursed expenses paid to it if it shall be judicially determined by judgment or order not subject to further appeal or discretionary

                                       59

        review that such Indemnified Party is not entitled to be indemnified by the Partnership in connection with such matter as provided in the exception contained in the previous sentence. If for any reason (other than the gross negligence or wilful misconduct of such Indemnified
        Party) the foregoing indemnification is unavailable to any Indemnified
        Party, or is insufficient to hold it harmless, then the Partnership shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim damage or liability in such proportion as is appropriate to reflect the relative benefits received by the
        Partnership on the one hand and such Indemnified Party on the other hand, or, if such allocation is not permitted by applicable law, to reflect not only the relative benefits referred to above but also any other relevant equitable considerations.

11.2.3  Each Partner covenants for itself and its successors, assigns, heirs and personal representatives that such person will, at any time prior to or after the dissolution of the Partnership, whether before or after such person's withdrawal from the Partnership, pay to the Partnership or the
        General Partner on demand any amount which the Partnership or the
        General Partner, as the case may be, properly pays in respect of taxes
        (including withholding taxes) imposed upon income of, or distributions in respect of, Investments made to such Partner. The General Partner or the Manager shall provide any Limited Partner with all relevant information in its possession relating to such payment of taxes.

11.2.4  Notwithstanding anything else contained in this Agreement, the reimbursement, indemnity and contribution obligations of the Partnership under Clause 11.2.2 (the "Indemnification Obligations") shall:

        11.2.4.1  be in addition to any liability which the Partnership may otherwise have;

        11.2.4.2  extend upon the same terms and conditions to the officers, directors, employees, Associates, shareholders, agents and representatives of each Indemnified Party;

        11.2.4.3  be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of each
                  Indemnified Party; and

        11.2.4.4  be limited to the sum of (x) the assets of the Partnership, plus (y) the aggregate amount of Total Commitments available for drawdown, plus (z) subject to Clause 11.2.5, the aggregate amount of all distributions previously made by the Partnership to the Partners.

11.2.5  Notwithstanding anything else contained in this Agreement, if the
        Partnership incurs an Indemnification Obligation and the amount of reserves, if any, specifically identified by the Partnership with respect to such Indemnification Obligation is less than the amount of such Indemnification Obligation, the General Partner may require each
        Investor to repay to the Partnership, at any time or from time to time, whether before or after the dissolution of the Partnership or before or after such person's withdrawal from the Partnership, in satisfaction of such Investor's share of such Indemnification Obligation, all or any portion of the amount of the distributions previously made by the
        Partnership to such Investor to the extent of such Investor's share of such Indemnification Obligation; provided that no Investor shall be required to make a repayment of any distributions made pursuant to this
        Agreement, at any time after the third

                                       60

        anniversary of the date on which such distributions were made by the
        Partnership, or to repay any amount which, together with all such amounts previously repaid pursuant to this Clause, would exceed the lesser of (i) the aggregate amount of distributions previously received by such Investor (or the predecessor of such Investor) from the
        Partnership; and (ii) an amount equal to 25% of such Investor's
        Commitment.

11.2.6  For the avoidance of doubt, the provisions of this Clause 11.2 shall continue in effect notwithstanding that the Indemnified Party shall have ceased to provide services to or in respect of the Partnership but only as regards the services provided in the period prior to and including such cessation (but not thereafter) and shall continue in effect notwithstanding the termination of the Partnership.

11.2.7  Each Indemnified Party and each other person referred to in this Clause
        11.2 will be entitled to enforce the provisions of this Clause 11.2 under the Contracts (Rights of Third Parties) Act 1999.

11.2.8  The General Partner will as soon as reasonably possible inform Investors if it is aware that any Indemnified Party has sought to claim under the indemnity provisions contained in Clause 11.2.2.

11.2.9  In the event that the assets of the Partnership constitute "plan assets"
        under the Plan Assets Regulations then, in the case of any ERISA
        Partner, the provisions of this Clause 11.2 shall only be applied to the extent permitted by ERISA.

11.2.10 Any person receiving the benefit of an indemnity under this Clause 11.2 shall use its reasonable endeavours to exercise any rights of recovery which it may have against its insurer or the relevant Investee Company or their insurers provided that it shall be indemnified out of the
        Partnership Assets for its reasonable costs and expenses in seeking to exercise such rights of recovery. To the extent that any person receives an indemnity under this Clause 11.2 and subsequently recovers monies in relation to the same matter from an insurer or Investee Company then such person shall account to the Partnership for the amount so recovered
        (after deduction of all costs and expenses incurred in procuring recovery) or, if less, the amount paid by the Partnership by way of indemnity (net of any tax borne thereon).

11.2.11 The General Partner shall be entitled to obtain insurance covering the
        Indemnified Parties, the costs of which shall be an Ongoing Expense of the Partnership.

11.3    CONFIDENTIAL INFORMATION

11.3.1  Unless otherwise agreed with the General Partner, the Partners shall not, and each Partner shall use all reasonable endeavours to procure that every person connected with or associated with such Partner shall not, disclose to any person, firm or corporation or use to the detriment of the Partnership or any of the Partners (other than in connection with claims against such parties for breaches of their obligations and duties under this Agreement) any confidential information which may have come to his or its knowledge concerning the affairs of the Partnership
        (including, for the avoidance of doubt, information in the reports issued pursuant to Clause 10), unless required to do so by law or by a court of law or by the regulations of any relevant stock exchange or the
        FSA or any other regulatory authority to which any of the Partners or any such person connected or associated with a Partner is subject or in the case of a Government or Local

                                       61

        Authority Plan as required under a Government or Local Authority Plan
        Restriction, provided however that in respect of each Partner the foregoing obligation shall not apply to information which:

        11.3.1.1  is possessed by such Partner prior to the receipt thereof from the General Partner or the Manager; or

        11.3.1.2  becomes known to the public other than as a result of a breach of such obligations by such Partner.

11.3.2  Notwithstanding the foregoing, each of the Partners shall be entitled to disclose information received by it pursuant to this Agreement concerning the business or affairs of the Partnership to its Associates, investment managers, investors or prospective investors (and where such investor is itself a feeder fund or fund of funds, to its investors), bona fide advisers and auditors and to any regulatory authorities to which such Partner is accustomed or required to report provided that any such disclosure shall only be allowed if the recipient (or ultimate recipient, as the case may be) is bound by a substantially similar obligation of confidentiality in respect of such information and has given an undertaking not to make any further disclosures of such information and each Investor hereby warrants to the General Partner that it will use reasonable efforts to enforce such undertakings. Each
        Limited Partner that is a US taxpayer (and each employee, representative or other agent of such Limited Partner) may disclose to any and all persons, without limitation of any kind, the US federal tax treatment, tax structure and tax strategies of such Limited Partner's investment in the Partnership. For this purpose, the terms "tax structure" "tax treatment" and "tax strategies" shall include only (and shall be limited only to) those facts and information that are relevant to the US federal income tax treatment of the transaction and do not include:-

        11.3.2.1  information relating to the identity of any party, including, without limitation, any of the other Partners or any of the
                  Portfolio Companies; or

        11.3.2.2  the terms of this Agreement and the other agreements and documents referred to herein or information relating to any investment by the Partnership to the extent not relevant to such tax structure, tax treatment or tax strategies. It is understood and agreed that the authorisation contained in this
                  Clause 11.3.2 does not extend to disclosure of any other
                  information, including without limitation, any financial,
                  business, legal or personal information of or regarding any party or person (including the Partnership and any Portfolio
                  Company) to the extent not related to the US federal income tax treatment, tax structure or tax strategies of such Limited
                  Partner's investment in the Partnership.

11.3.3  Notwithstanding any other provision of this Agreement, the General
        Partner shall have the right not to provide a Limited Partner, for such period of time as the General Partner in good faith determines to be advisable, with any information with respect to the Partnership, any
        Portfolio Company or any of their respective Associates that the Limited
        Partner would otherwise be entitled to receive or to have access to pursuant to this Agreement if:

                                       62

        11.3.3.1  such information is reasonably determined by the General
                  Partner (or any of their respective directors, members,
                  partners, shareholders or employees) to be required by law or by agreement with a third party to be kept confidential; or

        11.3.3.2  the General Partner in good faith determines that the disclosure of such information to the Limited Partners is not in the best interests of the Partnership or could damage the
                  Partnership, any Portfolio Company or the conduct of any of their respective affairs.

        It is hereby understood that the General Partner may elect to exercise its right to withhold information pursuant to this Clause 11.3.3 on a
        Limited Partner by Limited Partner basis, including, without limitation, the exercise of such right with respect to any Limited Partner that is subject to any "freedom of information", "sunshine" or other law, rule or regulation that imposes upon such Limited Partner an obligation to make certain information available to the public. In addition, the
        General Partner may withhold information from any Limited Partner who has breached the provisions of this Agreement. If, pursuant to the foregoing sentence, the General Partner does not provide a Limited
        Partner with certain information, then the General Partner shall promptly provide such Limited Partner with notice of such action.

        Each Limited Partner shall be obliged to inform the General Partner, on an ongoing basis, if it is a Government or Local Authority Plan or is a vehicle which has amongst its investors a Government or Local Authority
        Plan.

11.3.4  Except as otherwise required by law or the rules of any regulatory authority, the General Partner (or any Associate thereof) shall not, without the prior consent of the relevant Limited Partner, (i) use in any advertising, publicity, or otherwise, the name of any Limited
        Partner (or any Associate thereof or the name of any employee or partner thereof) nor any trade name, trademark, trade device, service, mark, symbol, or any abbreviation, contraction, or simulation thereof owned by such Limited Partner (or Associate thereof), or (ii) represent, directly or indirectly, that any product or service provided by the General
        Partner (or any Associate thereof) has been approved or endorsed by such
        Limited Partner (or Associate thereof).

11.3.5  Notwithstanding the provisions of Clause 11.3.4, each Limited Partner consents (unless it otherwise notifies the General Partner in writing)
        to the disclosure by the General Partner and the Manager of the fact that such Limited Partner is an Investor in the Partnership.

11.4    VARIATION OF PARTNERSHIP AGREEMENT

11.4.1  Subject to Clause 11.4.4, this Agreement may be amended in whole or in part by the written consent of the General Partner and of the Investors by an Investors' Special Consent, provided however that no such variation shall be made which shall alter the provisions of this Clause
        11.4.1 or impose upon any Partner any obligation to make any further payment to the Partnership beyond the amount of its Capital Contribution and of its Loan Commitment (if any) or which otherwise adversely affects the rights and interests of the Manager, the General Partner or the
        Limited Partners, including without limitation any change in the term of the Partnership or in the allocation of Income, Capital Gain and Capital
        Loss

                                       63

        (including for the avoidance of doubt any amendment to Clause 6) without the affirmative consent of all Partners adversely affected thereby.

11.4.2  No variation affecting the requirements of this agreement relating to
        ERISA and any ERISA Partner shall be made effective against any ERISA
        Partner without its consent.

11.4.3  In the event of any conflict between this Agreement, the Private
        Placement Memorandum, the Management Agreement and the Co-Investment
        Agreement, the terms of this Agreement shall prevail.

11.4.4  From the First Closing Date until the Final Closing Date, if the General
        Partner wishes to amend this Agreement, it must give written notice to all Limited Partners and must receive the consent of all such Limited
        Partners to the changes. If a Limited Partner does not object to the variation with 14 days of receipt of the notice from the General
        Partner, they will be deemed to consent to the variation.

11.5    NOTICES

11.5.1  Any notice to be served in connection with this Agreement shall be in writing (which, for the avoidance of doubt, shall include facsimile transmission) and any notice or other correspondence under or in connection with this Agreement shall be delivered to the relevant party at the address given in this Agreement or to such other address as may be notified in writing for the purposes of this Agreement to the Party serving the document.

11.5.2  Any such notice or correspondence shall be deemed to have been served as follows:-

        11.5.2.1  in the case of delivery, on delivery if delivered between 9.00
                  a.m. and 5.00 p.m. on a business day and, if delivered outside such hours, at the time when such hours re-commence on the first business day following delivery;

        11.5.2.2  in the case of service by registered mail, on the second business day after the day on which it was posted;

        11.5.2.3  in the case of facsimile (subject to oral or electronic confirmation of receipt of such transmission in its entirety), on the day it is transmitted provided that if that day is not a business day or, being a business day, transmission takes place after 5.00 p.m., then at 9.00 a.m. on the first business day following transmission of the notice.

11.5.3  In proving such service (other than service by facsimile transmission), it shall be sufficient to prove that the notice or correspondence was properly addressed and left at or posted by registered mail to the place to which it was so addressed.

11.6    AUDITORS

11.6.1  The Auditors may resign from office or be removed at any time by the
        General Partner or by the Investors by an Investors' Special Consent.

11.6.2  In the event of resignation or removal, the Auditors shall be required to send a written notice to each of the Limited Partners stating that there are no

                                       64

        circumstances connected with their resignation or removal which they consider should be brought to the attention of the Limited Partners or a statement of any such circumstances.

11.6.3  The General Partner shall appoint such firm of internationally recognised chartered accountants as it may in its discretion think fit to fill any casual vacancy arising in the office of the Auditors to the
        Partnership.

11.7    CHANGES IN THE PARTNERSHIP

11.7.1  If, during the continuance of the Partnership, any changes are made or occur in:-

        11.7.1.1  the name of the Partnership;

        11.7.1.2  the general nature of the business of the Partnership;

        11.7.1.3  the principal place of business of the Partnership;

        11.7.1.4  the Partners or the name of any Partner;

        11.7.1.5  the term or character of the Partnership;

        11.7.1.6  the amount contributed or to be contributed by any Limited
                  Partner by way of Capital Contribution; or

        11.7.1.7  the liability of any Partner by reason of his becoming a
                  Limited Partner instead of a General Partner or a General
                  Partner instead of a Limited Partner;

        a statement, signed by the General Partner on behalf of the Partnership, specifying the nature of the change shall within seven days be sent by post or delivered to the Registrar of Companies by the General Partner.

11.7.2  Notice of any arrangement or transaction under which any person ceases to be a general partner in the Partnership and becomes a limited partner in the Partnership, or under which the Interest of a limited partner will be assigned to any person, shall forthwith be advertised by the
        General Partner in the London Gazette and, until notice of the arrangement or transaction is so advertised, the arrangement or transaction shall, for the purposes of the Act, be deemed to be of no effect.

11.8    EXCUSED INVESTORS

11.8.1  A Limited Partner may notify the General Partner in writing, not later than three Business Days after the date of their receipt of a Drawdown
        Notice, that participation by it through the Partnership in the proposed
        Investment referred to in such Drawdown Notice would result in a material breach of its constitutional documents or any statute, law, governmental regulation or any administrative guidelines imposed by any governmental authority (whether or not such guideline has the force of law) ("Administrative Guidelines") applicable to such Limited Partner which breach would mean that the Limited Partner was in violation of a legal restriction or would render the Limited Partner liable to penalties or fines pursuant thereto or would result in the Limited
        Partner's interest in the Partnership or the proposed Investment being invalidated or materially adversely affected. In such circumstances such
        Limited Partner may request the General

                                       65

        Partner to excuse it from such proposed Investment but such exclusion shall be made at the discretion of the General Partner. Any such notice from a Limited Partner to the General Partner shall be accompanied by:
        (i) a certificate of an authorised senior officer of the Limited Partner concerned to the effect of the foregoing sentence; and (ii) an opinion of counsel or other legal adviser (including in-house counsel), which opinion and counsel are reasonably acceptable to the General Partner, to the effect that participation by such Limited Partner in such proposed
        Investment would constitute such a material breach of the Limited
        Partner's constitutional documents or such statute, law, governmental regulation or Administrative Guidelines having any of the aforementioned effects and stating in detail the grounds for such conclusion; and (iii)
        such other information or documentary evidence as the General Partner may reasonably request. The provisions of this Clause shall not release the Limited Partner from its obligations under this Agreement in relation to any other Drawdown Notice which may be served upon the
        Limited Partner without prejudice to the re-application of the provisions of this Clause 11.8.1 if appropriate.

11.8.2  Any Limited Partner may notify the General Partner at or at any time after the date it was admitted to the Partnership in reasonable detail of any potential constraints upon it participating in Investments by virtue of its constitutional documents or any statute, law governmental regulations or Administrative Guidelines application to it and may from time to time notify the General Partner of any variations or additions thereto provided that such notifications shall be without prejudice to the need to comply with the requirements of Clause 11.8.1 in respect of any specific Investment.

11.8.3  In the event and to the extent that any Investor is not required to participate in an Investment (an "Excused Investment") pursuant to
        Clause 11.8.1 above:-

        11.8.3.1  the amounts to be drawn down from Investors other than the
                  Excused Investor (each a "Participating Investor") in relation to an Excused Investment shall be the Acquisition Cost of that
                  Excused Investment multiplied by:

                                                A
                                                -
                                                B

                  where A is the amount of the Commitment subscribed by the
                  Participating Investor and B is the aggregate amount of
                  Commitments subscribed by all Investors participating in that
                  Excused Investment;

        11.8.3.2  the amount which is not drawn down from the Excused Investor pursuant to Clause 11.8.1 shall cease to be available for draw down and the aggregate amount which can be drawn down from the
                  Excused Investor shall not exceed the Excused Investor's
                  aggregate Loan Commitment less such amount;

        11.8.3.3  notwithstanding Clause 11.8.3.2, the Excused Investor shall continue to be required to advance loans to the Partnership in respect of Investments pro rata to the Commitment held by it;

        11.8.3.4  where Subsequent Investors are admitted to the Partnership subsequent to the draw down for any Excused Investment or
                  Investments the provisions of Clause 2.7.2 shall operate on an

                                       66

                  investment by investment basis, and the Excused Investor shall be excluded from any calculations made pursuant to Clause
                  2.7.2 in respect of any Excused Investment or Investments;

        11.8.3.5  allocations and Distributions under this Agreement shall be made on such a basis that the Excused Investor receives no profits from Excused Investments and, subject to Clause
                  11.8.3.3 above, suffers no loss from such Excused Investments and otherwise to deal equitably between the Partners (provided that, for the avoidance of doubt, any Transaction Fees arising out of an Excused Investment shall be applied in accordance with Clause 5.9.2), such allocations and Distributions to be agreed by the Auditors;

        11.8.3.6  Income, Capital Gains and Capital Losses shall be allocated amongst Partners separately in relation to Investments in
                  which all Investors participate and Excused Investments;

        11.8.3.7  for the avoidance of doubt, the Excused Investor will, notwithstanding the provisions of this Clause 11.8, remain liable for its pro rata proportion of all fees and expenses for which the Partnership is responsible pursuant to Clause
                  5.9.1 other than expenses included within the Acquisition Cost of an Excused Investment and the costs of disposal of an
                  Excused Investment;

        11.8.3.8  the provisions of Clause 6.3.3 shall be applied separately to
                  Investments in which all Investors participate and Excused
                  Investments and the Income, Capital Gains and Capital Losses,
                  Loan Repayment Points, timing and amount of Distributions and the timing and amount of allocations to the Carried Interest
                  Partner as contemplated by Clause 6.3.3 shall be determined separately for each such category of Investments;

        11.8.3.9  the General Partner shall keep such accounts as are necessary to allow allocations and Distributions to be made in
                  accordance with the provisions of this Clause 11.8, including, without limitation, separate loan accounts and current
                  accounts for each Investor in relation to Investments in which all Investors participate and for Excused Investments;

        11.8.3.10 an Excused Investor will not be responsible for indemnifying the Partnership pursuant to Clause 11.2 in respect of a claim arising in relation to an Excused Investment; and

        11.8.3.11 for the avoidance of doubt, the operation of this Clause 11.8 shall not affect the operation of the provisions of Clause
                  6.3.2;

        and the General Partner shall be permitted to make such adjustment to the accounts of the Partners to deal equitably between them as they may consider necessary.

11.8.4  If so requested by notice in writing by the General Partner, the Excused
        Investor shall within such time as shall be specified by the General
        Partner (being not less than 14 days) advance interest free to the
        General Partner such amount as shall equal the amount by which the sums allocated to the Excused Investor's current account in respect of the relevant Accounting Period fall below the amounts

                                       67

        required to satisfy the General Partner's Share attributable to the total amount of the Excused Investor's Commitment and any expenses of the Partnership allocated to the Excused Investor's current account in such period (or such lesser amount as the General Partner considers appropriate).

11.8.5  In the event that the General Partner determines that a Limited Partner is a Recurring Excused Investor, the Recurring Excused Investor shall continue to have all the rights and obligations of a Limited Partner except that the General Partner shall cause the Capital Contribution of such Recurring Excused Investor to be forfeited and the rights of such
        Partner shall thereafter be limited to the right of repayment of its
        Loan and the Preferred Return on Investments in which it participated after all the other Investors shall have received full repayment of their Loans and the Preferred Return on the Investments in which they participated and the Carried Interest Partner shall have received an amount equal to 16.279 per cent of the Aggregate Preferred Return payable pursuant to the provisions of this Agreement.

11.9    AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS

        Except as otherwise specified in this Agreement, this Agreement shall enure for the benefit of and shall be binding upon the heirs, executors, administrators or other representatives, successors and permitted assigns of the respective parties.

11.10   VALUE ADDED TAX

        All amounts payable pursuant to this Agreement shall unless otherwise stated be exclusive of any VAT and the Partnership shall be responsible for any VAT which may be payable.

11.11   EXECUTION IN COUNTERPART

        This Agreement may be executed in counterparts each of which shall be deemed to be an original of this Agreement.

11.12   SERVICE OF PROCESS

11.12.1 Each of the Investors not resident in the United Kingdom or the European
        Union shall, by signing the Subscription Agreement, be treated as having appointed the General Partner, (or such other person resident in the
        United Kingdom as is notified by it to the General Partner from time to time), as its agent for service of process in England for any matter or dispute arising out of or in connection with this Agreement, service upon whom shall be deemed completed whether or not forwarded to or received by the relevant appointer.

11.12.2 Nothing contained in this Agreement shall affect the right to serve process in any manner permitted by law or the right to bring proceedings in England or any other jurisdiction for the purposes of the enforcement or execution of any judgment or other settlement in any of the courts.

11.13   CO-INVESTMENT

11.13.1 Where the General Partner considers it appropriate to do so, the General
        Partner will use reasonable endeavours to offer the opportunity to co-invest in Investee Companies to those Investors who have informed the
        General Partner in writing of their interest in such co-investment on such terms and at such times as have

                                       68

        been approved by the Investment Committee. The General Partner may
        determine, in its sole discretion, minimum commitment thresholds below which co-investment opportunities will not be offered to Limited
        Partners.

11.13.2 The Manager, the General Partner, the Key Executives and their respective Associates shall not be permitted to make any investments directly or indirectly in any Investee Companies, except as resulting from the commitments held in the Partnership or the Parallel Funds.
        Employees and directors of Greenhill and its Associates will be permitted to acquire the shares of Investee Companies which have achieved a Listing subject to such limitations as the Manager may from time to time determine.

11.14   CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

11.14.1 Subject to Clause 7.2.1 and to Clause 11.14.2, nothing in this Agreement confers any right on any person (other than the parties hereto) pursuant to the UK Contracts (Rights of Third Parties) Act 1999.

11.14.2 Each Indemnified Party (as defined in Clause 11.2.2) that is not a party to this Agreement may enforce the terms of Clause 11.2 subject to and in accordance with the UK Contracts (Rights of Third Parties) Act 1999.

11.15   LITIGATION

        The General Partner or the Manager shall promptly notify the Investors of any pending legal proceedings to which the General Partner, the
        Manager or any Key Executive is a party if, in the reasonable opinion of the Manager, such proceedings would be likely to have a materially adverse effect on the ability of the General Partner, Manager or Key
        Executive (as appropriate) to perform its material obligations under this Agreement or (in the case of the Manager) under the Management
        Agreement, and shall further notify the Investors of the final outcome of any such proceedings.

11.16   GOVERNING LAW

11.16.1 This Agreement and the rights of the parties to this Agreement shall be governed by and construed in accordance with the laws of England and the
        Parties irrevocably agree that the courts of England are to have the exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement and accordingly any suit, action or proceeding arising out of or in connection with this Agreement shall be brought in such courts.

11.16.2 In the event that the assets of the Partnership constitute "plan assets"
        under ERISA and the Plan Assets Regulations then, in the case of any
        ERISA Partner (notwithstanding any of the other provisions of this
        Agreement, the Management Agreement and the Co-Investment Agreement) the
        General Partner and Manager agree that the provisions of Clause 11.16.1 of this Agreement, paragraphs 16 and 17 of the Subscription Agreement
        (as set out in Schedule I) and Clause 13 of the Management Agreement are
        applicable and effective only insofar as consistent with ERISA.

11.17   TAX MATTERS

        The Partners agree that neither the Partnership, the General Partner nor any Limited Partner shall take any action pursuant to applicable regulations under

                                       69

        Section 7701 of the Code, or that is otherwise inconsistent with the treatment of the Partnership as a partnership for U.S. federal income tax purposes.

        The Parties have executed this Agreement at the date shown on its head.

                                       70

                                   SCHEDULE I

                             SUBSCRIPTION AGREEMENT

                             SUBSCRIPTION AGREEMENT
                                       FOR
               GREENHILL CAPITAL PARTNERS EUROPE (EMPLOYEES) L.P.

Notes for completion of Subscription Agreement:

EXECUTION

This Subscription Agreement must be entered into as a deed pursuant to English law. For UK companies, this typically requires signature by two directors, or a director and the secretary of the company. For individuals, this typically requires signature in the presence of a witness who must also sign his or her own name. Other Investors should execute the Subscription Agreement in the manner prescribed by the laws of their jurisdiction of incorporation or residence. Please use the correct attestation clause.

DATING

Do not date the Subscription Agreement. By returning the Subscription Agreement to the address below, you authorise the Manager and its agents to date the
Subscription Agreement on your behalf at the date of your admission to the
Partnership.

QUERIES

Please contact the person mentioned below if you have any queries in relation to completion of this Subscription Agreement.

COMPLETED SUBSCRIPTION AGREEMENT

The completed Subscription Agreement should be sent by courier, and a copy should be sent by fax or e-mail, to the following address:

Name:       Jeremy Elmore

Address:    Macfarlanes
            10 Norwich Street
            LONDON
            EC4A 1BD
            United Kingdom

Facsimile:  + 44 (0) 20 7831 9607
E-mail:     jeremy.elmore@macfarlanes.com
Telephone:  + 44 (0) 20 7831 9222

ANTI-MONEY LAUNDERING QUESTIONNAIRE

The anti-money laundering questionnaire (Appendix V of the Subscription
Agreement) is designed to enable Greenhill Capital Partners LLP to satisfy its obligations under applicable money laundering regulations. The questionnaire must be separately signed, where indicated on the last page and returned at the same time as the Subscription Agreement, together with the relevant supporting documentation.

                                       71

               GREENHILL CAPITAL PARTNERS EUROPE (EMPLOYEES) L.P.

             SUBSCRIPTION AGREEMENT FOR INVESTORS WISHING TO BECOME
                                LIMITED PARTNERS

----------------------------------

----------------------------------
(Insert name of applicant)

----------------------------------

----------------------------------
Insert amount of Commitment

----------------------------------

----------------------------------

To:     Greenhill Capital Partners Europe LLP

Dear Sirs,

1       We hereby apply to become a Limited Partner, with the Commitment specified above, in Greenhill Capital Partners Europe (Employees) L.P.,
        ("the Partnership"), a limited partnership registered under the Limited
        Partnerships Act 1907, on the terms and conditions of the Partnership
        Agreement between GCP Europe General Partnership L.P. (1) and
                  (2) dated                 2007 as amended and restated on
                  2007 ("the Partnership Agreement"). We agree that the
        Partnership may, in its sole discretion, reject this application in whole or in part. We agree to accept the Commitment hereby applied for by us, or such lesser amount accepted by the Partnership.

2       Your acceptance of this application shall constitute us as a Limited
        Partner and as an Investor on the terms and conditions of the
        Partnership Agreement as if we were a party to it.

3       We agree to pay such sum as is demanded by the General Partner, being all of the Capital Contribution and the first tranche of Loan, in respect of the Commitment subscribed by us following written notification of our acceptance as a Limited Partner in the Partnership in accordance with the provisions of Clause 4.1 of the Partnership
        Agreement.

4       We agree to pay such sum as is demanded by the General Partner in respect of the Commitment subscribed by us by way of loan in such amounts and in such tranches as are defined in the Partnership Agreement pursuant to Clause 4 of the Partnership Agreement.

5       We confirm that we should be treated as principal for all purposes of the Partnership Agreement.

6       We confirm that our subscription for a Commitment in the Partnership is made solely on the basis of the information contained in the private placement memorandum for Greenhill Capital Partners Europe, L.P. (the
        "PPM") and the Partnership Agreement and not in reliance on any other information,

                                       72

        representations or warranties, whether oral or written, provided by any person including for the avoidance of doubt the General Partner or any
        Associate thereof or any officer, agent, director, employee of any such person. We confirm that we have read the Risk Factors contained in the
        PPM and we confirm that we understand and have evaluated the risks connected with a subscription for a Commitment in the Partnership.

PLEASE TICK EITHER BOX A OR BOX B:

                                                             -------------------
7       We confirm that we are resident in the United     A
        Kingdom for tax purposes                             -------------------

OR

                                                             -------------------
        We confirm that we are not resident in the        B
        United Kingdom for tax purposes and are              -------------------
        Resident in [                 ] for tax purposes

8       We will provide the General Partner with such information as it reasonably requests from time to time with respect to our citizenship, residency, ownership, tax status, business or control so as to permit the General Partner to evaluate and comply with any regulatory and tax requirements applicable to the Partnership, the Investors or any
        Investments or proposed investments of the Partnership, provided that any confidential information so provided shall be kept confidential by the Partnership and the General Partner and shall not be disclosed to any third party unless required by law or by any court of law or by any regulatory authority.

9       We confirm that we have read and accepted the "Investment Conditions for
        Applicants to the Partnership" set out in the Appendices to this
        Subscription Agreement.

10      We hereby declare, represent and warrant that under the law of the jurisdiction in which we are constituted, we are a single person and will, as a result, be regarded as a single person in the Partnership.

11      We hereby declare, represent and warrant that all sums of money transferred and to be transferred as a result of executing this
        Subscription Agreement and becoming a Limited Partner and an Investor in the Partnership do not originate from drug trafficking or from the activities of criminal organisations.

PLEASE TICK EITHER BOX A OR BOX B:

                                                             -------------------
12      We declare that we are a United States person     A
        (as defined in Appendix IV) becoming a Limited       -------------------
        Partner in a United States placement and that we
        hereby declare, represent and warrant in the
        terms set out in the attached Appendix I.

OR

                                                             -------------------
        We declare that we are not a United States        B
        person (as defined in Appendix IV) becoming a        -------------------
        Limited Partner in a United States placement and
        that we hereby declare, represent and warrant in
        the terms set out in the attached Appendix II.

PLEASE TICK THE BOX IF YOU ARE AN EMPLOYEE BENEFIT PLAN OR AN ENTITY HOLDING
PLAN ASSETS

                                       73

                                                             -------------------
13      We are or are acting on behalf of, an employee
        benefit plan or an entity deemed to hold plan        -------------------
        assets of one or more employee benefit plans,
        and we hereby declare, represent, and warrant in
        the terms set out in the attached Appendix III.

14      (a)     We are a Benefit Plan Investor               -------------------

                                                             -------------------

        (b)     We are NOT a Benefit Plan Investor and
                will not become a Benefit Plan Investor      -------------------
                during the period that we will continue
                to be a Limited Partner                      -------------------

        (c)     We are not subject toERISA but are           -------------------
                acting on behalf of a plan established
                and maintained by any State or any of        -------------------
                its political subdivisions or any agency
                or instrument thereof for the benefit of
                its employees and wishes to be treated
                as an ERISA Partner for all purposes of
                the Partnership Agreement.

        BENEFIT PLAN INVESTORS - are (1) any plans, funds or programmes established or maintained by an employer or employee organisation for the purpose of providing pension, welfare or similar benefits (i.e.
        deferred compensation arrangements) to employees subject to ERISA, (2)
        individual retirement accounts, Keogh plans and other plans such as an annuity plan subject to Section 4975 of the Code, and (3) entities of which 25% or more of any class of equity is held by plans, funds, programs or accounts described in (1) or (2) above.

15      We hereby declare, represent and warrant that:

        (a)     we have the financial ability to bear the economic risk of our investment, have adequate means for providing our current needs and possible contingencies and have no need for liquidity with respect to its investment in a Commitment in the Partnership;

        (b)     we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits of, and we are able to bear the economic risk of, investment in the
                Partnership;

        (c)     we have been given the opportunity to ask questions of, and receive answers from, the Partnership with respect to the
                business to be conducted by the Partnership, the financial condition and capital of the Partnership, the terms and
                conditions of the offering and other matters pertaining to the investment in the Partnership and have been given the
                opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the PPM in order for it to evaluate the merits and risks of investment in the Partnership to the extent that the Partnership possesses such information or can acquire it without unreasonable effort or expense and have not been furnished with any other offering literature or prospectus except as mentioned herein or in the
                PPM;

        (d)     we are aware that an investment in the Partnership involves substantial risks and have determined that a Commitment is a suitable investment for us and that, at this time, we could bear a complete loss of our investment therein;

                                       74

        (e)     with regard to the tax, legal, currency and other economic considerations related to this investment, we have only relied on the advice of, or have consulted with, our own professional advisers;

        (f)     we understand that under the Partnership Agreement, Limited
                Partners cannot withdraw from the Partnership and Commitments cannot be transferred, except as provided in the Partnership
                Agreement, and, consequently, we acknowledge and we are aware that we may have to bear the economic risk of investment in the
                Partnership until such time as the Partnership is terminated in accordance with the Partnership Agreement, which could be as late as twelve years from acceptance of this application;

        (g)     if we are a corporation, partnership, trust or other entity, we are duly authorised and qualified to become a Limited Partner in, and authorised to make Capital Contributions and Loan
                Commitments to, the Partnership and the individual or
                individuals signing this Deed and giving these warranties, as the case may be, on behalf of us have been duly authorised by us to do so and this application is, and upon acceptance by the
                Manager the Partnership Agreement will be, a legal, valid and binding obligation, enforceable against us in accordance with its terms;

        (h)     we will be the beneficial owner of the Commitment and we certify that we shall agree that restrictions (substantially similar to those contained in Clause 7 of the Partnership Agreement on the
                Assignment of Interests in the Partnership) shall be imposed on the ability of the ultimate direct or indirect beneficial owners of interests to transfer directly or indirectly such interests;

        (i)     if at any time during the term of the Partnership we become aware that we are no longer in compliance with the declarations, representations and warranties contained in Sections (f) to (h)
                above, we shall promptly notify the General Partner;

        (j)     the execution and delivery of this Subscription Agreement, our acquisition of a Commitment in the Partnership, the performance by us of our obligations under the Partnership Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any violation of or default under, any provision of any governing instrument applicable to us, or any material agreement or other instrument to which we are a party or by which we or any of our properties are bound, or any permit, franchise, judgment, decree, statute, rule or regulation applicable to us or our properties;

        (k)     any information that we have heretofore furnished and herewith furnish to the Manager with respect of our financial position and business experience, is true, correct and complete as of the date of this application, and if there should be any change in such information prior to our admission to the Partnership as a
                Limited Partner, we will immediately furnish in writing such revised or corrected information to the Manager;

        (l)     we are duly authorised and qualified to give the representations and warranties set out in this Deed on behalf of each of the
                Beneficial Holder(s);

                                       75

        (m)     we will treat the Loans as equity (and not as debt) for US federal tax purposes; and

        (o)     we are not a Benefit Plan Investor or, if we are a Benefit Plan
                Investor, our Commitment will not result in a prohibited
                transaction under Section 406 of ERISA, or Section 4975 of the
                U.S. Internal Revenue Code of 1986, as amended (the "Code") for which an exemption is not available.

16      This Subscription Agreement and the rights, obligations and relationships of the parties under this Subscription Agreement and the
        Partnership Agreement and in respect of the PPM shall be governed by and construed in accordance with the laws of England.

17      We irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Subscription Agreement, the Partnership Agreement, the PPM, or the acquisition of Commitments whether or not governed by the laws of England, and that accordingly any suit, action or proceedings arising out of or in connection with this Subscription
        Agreement, the Partnership Agreement, the PPM, or the acquisition of
        Commitments shall be brought in such courts. We hereby waive, to the extent not prohibited by applicable law, and agree not to assert by way of motion, as a defence or otherwise, in any such proceeding, any claim that we are not subject personally to the jurisdiction of such courts, that any such proceeding brought in such courts is improper or that this
        Subscription Agreement, the Partnership Agreement or the PPM, or the
        such matter hereof or thereof, may not be enforced in or by such court.

18      Words and expressions not defined in this Subscription Agreement which are defined in the Partnership Agreement shall have the same respective meanings in this Subscription Agreement.

This Subscription Agreement shall be governed by and construed in accordance with English law.

                                       76

            -----------------------------
Dated:
            -----------------------------

PLEASE COMPLETE BOX A, B OR C:

A INDIVIDUALS

--------------------------------------------------------------------------------

Executed and unconditionally    )
delivered as a Deed by          )
the following individual        )
____________________________    )                 ______________________________
in the presence of the          )                          (applicant signature)
following witness:              )

____________________________ (witness signature)
____________________________ (witness name)
____________________________ (witness occupation)
____________________________ (witness address)
____________________________

--------------------------------------------------------------------------------

B CORPORATIONS

--------------------------------------------------------------------------------

Executed and unconditionally    )
delivered as a Deed by          )
the following corporation       )
____________________________    )                 ______________________________
acting by                       )                           (director signature)
____________________________    )
and                             )
____________________________    )                 ______________________________
                                                  (director/secretary signature)

--------------------------------------------------------------------------------

C CORPORATIONS SIGNING ON BEHALF OF A LIMITED PARTNERSHIP

--------------------------------------------------------------------------------

Executed and unconditionally    )
delivered as a Deed by          )
                                )                 ______________________________
and                             )                           (director signature)
                                )
for and on behalf of            )                 ______________________________
                                )                 (director/secretary signature)
acting in its capacity as       )
general partner of              )
                                )
                                                  (director/secretary signature)

--------------------------------------------------------------------------------

                                       77

D WHERE A AND B ARE NOT APPROPRIATE

--------------------------------------------------------------------------------

Executed and unconditionally    )
delivered as a Deed by          )
____________________________    )

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK ACCOUNT DETAILS OF APPLICANT TO WHICH DISTRIBUTIONS ARE TO BE SENT:
Account Number:
Bank Name:
Bank Address:

Bank Swift Address:

APPLICANT'S CONTACT PERSONS:
Drawdown Notices are to be sent to:
Name:
Company:
Mail Address:

Fax Number:
Telephone Number:
Email Address:
With a copy to:

APPLICANT'S TAXPAYER IDENTIFICATION NUMBER (IF RELEVANT)

--------------------------------------------------------------------------------

                                       78

                      APPENDIX I TO SUBSCRIPTION AGREEMENT
          SPECIAL INVESTMENT CONDITIONS FOR APPLICANTS IN US PLACEMENTS

We hereby declare, represent and warrant that:

(a)     we will acquire a Commitment in the Partnership for our own account as principal or for one or more separate accounts maintained by us or for the account of one or more pension or trust funds of which we are trustee, in each case, for investment purposes only, and not with a view to or for the re-sale, distribution or fractionalisation thereof, in whole or in part; and no other person has or will have a direct or indirect beneficial interest in such Commitment;

(b)     we understand that the offering and sale of Commitments in the
        Partnership is intended to be exempt from registration under the US
        Securities Act and any applicable State securities laws and that the
        Partnership will not be registered under the US Investment Company Act in reliance upon exemptions for non-public offerings, and understand that the Interests may not be offered, sold, transferred or pledged except pursuant to an effective registration statement under the US
        Securities Act (the Partnership having no intention of effecting a registration under such Act) or pursuant to an available exemption therefrom and any applicable State securities laws and the Partnership has received an opinion of counsel to such effect satisfactory to it;

(c)     we are an "accredited investor, as defined in rule 501(a) of Regulation
        D under the US Securities Act and we represent and warrant that each of the statements below, next to which we have indicated in the space designated therefor, is true

                   [  ] (i)     we are a bank as defined in section 3(a)(2) of
                                the US Securities Act, or any savings and loan
                                association or other institution as defined in
                                section 3(a)(5)(A) of the US Securities Act,
                                whether acting in its individual or fiduciary
                                capacity;

                   [  ] (ii)    we are a broker or dealer registered pursuant to
                                section 15 of the United States Securities
                                Exchange Act of 1934, as amended (the "Exchange
                                Act");

                   [  ] (iii)   we are an insurance company as defined in
                                section 2(13) of the US Securities Act;

                   [  ] (iv)    we are an investment company registered under
                                the US Investment Company Act;

                   [  ] (v)     we are a business development company as defined
                                in section 2(a)(48) of the US Investment Company
                                Act;

                   [  ] (vi)    we are a Small Business Investment Company
                                licensed by the United States Small Business
                                Administration under section 301(c) or (d) of
                                the United States Small Business Investment Act
                                of 1958;

                   [  ] (vii)   we are a plan established and maintained by a
                                State or any of its political subdivisions or
                                any agency or instrument thereof for the benefit
                                of its employees and have total assets in excess
                                of $5,000,000;

                                       79

                   [  ] (viii)  we are an employee benefit plan within the
                                meaning of ERISA, and the investment decision to
                                acquire a Commitment in the Partnership has been
                                made by a plan fiduciary, as defined in section
                                3(21) of ERISA, which is either a bank, savings
                                and loan association, insurance company or
                                registered investment adviser;

                   [  ] (ix)    we are an employee benefit plan within the
                                meaning of Title I of ERISA, and have total
                                assets in excess of $5,000,000 or, if a self
                                directed plan, with Investment decisions made
                                solely by persons that are accredited investors;

                   [  ] (x)     we are a private business development company as
                                defined in section 202(a)(22) of the United
                                States Investment Advisers Act of 1940;

                   [  ] (xi)    we are an organisation described in section
                                501(c)(3) of the Code, a corporation,
                                Massachusetts or similar business trust, or a
                                partnership, or a limited liability company not
                                formed for the specific purpose of acquiring a
                                Commitment in the Partnership, with total assets
                                in excess of $5,000,000;

                   [  ] (xii)   we are a general partner of the Partnership, or
                                a director or executive officer of a general
                                partner of the Partnership;

                   [  ] (xiii)  I am a natural person whose individual net
                                worth, or joint net worth with my spouse at the
                                time of my purchase of a Commitment in the
                                Partnership, exceeds $1,000,000;

                   [  ] (xiv)   I am a natural person who had an individual
                                income in excess of $200,000 in each of the two
                                most recent years or joint income with my spouse
                                in excess of $300,000 in each of those years and
                                has a reasonable expectation of reaching the
                                same income level in the current year;

                   [  ] (xv)    we are a trust, with total assets in excess of
                                $5,000,000 not formed for the specific purpose
                                of acquiring a Commitment in the Partnership,
                                whose purchase is directed by a sophisticated
                                person as described in Rule 506(b)(2)(ii) of
                                Regulation D of the Securities Act;

                   [  ] (xvi)   we are an entity in which all of the equity
                                owners are investors described in one or more of
                                categories (i) through (xv) of this paragraph
                                1(c);

                        OR

                        if none of the above are true, then we represent and
                        warrant that each of the statements below, next to which
                        we have indicated in the space designated therefor, is
                        true:

                   [  ] (i)     I am an individual;

                   [  ] (ii)    I have a minimum of five years of legal or
                                business experience (including time in law or
                                graduate business school);

                                       80

                   [  ] (iii)   I had a gross income of at least US$150,000 in
                                the prior year and have a reasonable expectation
                                of a gross income of at least US$150,000 in each
                                of the next two succeeding years(1); and

                   [  ] (iv)    I have such knowledge and experience in
                                financial and business matters that I am capable
                                of evaluating the merits and risks of the
                                prospective investment in the Partnership.

(d)     we certify under penalty of perjury that:

                (i)     (A)     our taxpayer identification number provided on
                                the signature page is correct; and

                        (B)     we are exempt from backup withholding because we
                                are an "exempt recipient" as described in United
                                States Treasury Regulation Section
                                31.3452(c)-1(b) (e.g. a corporation or an
                                organisation exempt from tax under Section
                                501(a) of the Code), or we will complete and
                                return with this Agreement a Form W-9, Payer's
                                Request for Taxpayer Identification Number and
                                Certification; and

                (ii)    (A)     we are not a non-resident alien individual,
                                foreign trust or foreign estate (as defined In
                                the Code); and

                        (B)     we will notify the Manager within 5 days of a
                                change to foreign status;

(e)     except to the extent the Manager has been advised in writing:

        (i)     if a corporation, we are a United States resident for United
                States federal income tax purposes, and are not managed and controlled from, or resident in, the United Kingdom for United
                Kingdom tax purposes;

        (ii)    if a trust, we are a United States resident for United States federal Income tax purposes and none of our trustees are
                resident in the United Kingdom for United Kingdom income tax purposes; and

        (iii)   if a partnership, we have as our partners persons who are United
                States residents for United States federal income tax purposes and who are not managed or controlled from, or otherwise
                considered to be residents in, the United Kingdom for United
                Kingdom tax purposes;

(f)     we first learned of the Partnership in the State listed in our address above, and intend that the securities law of that State govern the purchase of our Commitment;

(g)     if, at any time during the term of the Partnership, our Commitment equals or exceeds 10% of the Total Commitments in the Partnership, we will not be any of the following:

        (i)     an "investment company" within the meaning of the US Investment
                Company Act; or

____________________
(1)     In applying these tests, either calendar or rolling 12-month periods may be used

                                       81

        (ii)    an entity that is excluded from the definition of an "Investment company" solely by reason of Section 3(c)(1) and/or Section
                3(c)(7) of the US Investment Company Act as in effect from time to time;

        and we will deliver to the Manager such other representations and warranties as to matters under the US Investment Company Act and the US
        Securities Act as the Manager may reasonably request to ensure compliance herewith and the availability of any exemption thereunder;

(h)     we are a "qualified purchaser" within the meaning of Section 2(a)(51) of the US Investment Company Act and have indicated below the basis for our status as such (for this purpose, the term "investments" has the meaning the meaning set forth in Rule 2a51-1, and the amount of our
        "investments" has been determined in the manner required by such Rule):

        [CHECK THE BOX NEXT TO THE CATEGORY OR CATEGORIES WHICH DESCRIBE YOU]

                   [  ] (i)     a natural person who owns not less than $5
                                million in "investments";

                   [  ] (ii)    a family-owned company (other than a trust) that
                                owns not less than $5 million in "investments";

                   [  ] (iii)   a trust that was not formed for the specific
                                purpose of investing in the Partnership, all of
                                whose trustees (or other persons authorised to
                                make decisions for the trust) and settlors are
                                qualified persons;

                   [  ] (iv)    a company that owns and invests on a
                                discretionary basis not less than $25 million in
                                "investments", acting for its own account or for
                                other "qualified purchasers";

                   [  ] (v)     a company all of whose securities are
                                beneficially owned by "qualified purchasers";

                   [  ] (vi)    a "qualified institutional buyer" under Rule
                                144A under the US Securities Act.

        If we checked the box next to clause (vi) above, and are a dealer (as described in paragraph (a)(I)(ii) of Rule 144A of the US Securities
        Act), we own and invest on a discretionary basis at least $25 million
        (rather than the minimum $10 million required under Rule 144A) worth of securities of issuers with whom you are not affiliated.

        Yes ..................  No....................  Not applicable..........

        If we checked the box next to clause (vi) above, and are an employee benefit plan or trust (as described in paragraph (a)(I)(i)(D) - (F) of
        Rule 144A), the investment decisions with respect to the plan are not made by the beneficiaries of the plan (as might be the case, for example, in a 401(k) plan).

        Yes ..................  No....................  Not applicable..........

                                       82

        If you checked any of the clauses (ii) through (vi) above, do you yourself rely on the exception provided by Section 3(c) (1) or Section 3
        (c) (7) of the US Investment Company Act (as, for example, In the case of a "fund" or a "fund of funds")?

        Yes ..................  No....................  Not applicable..........

        If you responded "yes" to the preceding question, please answer the questions in (a), (b) and (c) below:

        (a)     Have all persons who acquired beneficial ownership of your securities on or before April 30, 1996 consented to the
                treatment of your company as a "qualified purchaser"?

        Yes ..................  No....................  Not applicable..........

        (b)     Do any of the direct or indirect beneficial owners of your securities rely on the exclusion from the definition of an
                "investment company" contained in Section 3 (c) (1) or Section 3
                (c) (7) of the US Investment Company Act?

        Yes ..................  No....................  Not applicable..........

        (c)     If you responded "yes" to question (b) above, have all of the persons who acquired beneficial ownership of the securities of such Section 3 (c) (1) or Section 3 (c) (7) companies on or before April 30 1996 consented to the treatment of such
                companies as qualified purchasers?

        Yes ..................  No....................  Not applicable..........

        Please also answer the following questions; all US Applicants must respond to (d) and (e) below:

        (d)     Were you formed for the specific purpose of investing in the
                Partnership?

        Yes ..................  No....................  Not applicable..........

        (e)     If you responded "yes" to question (d) above, are all of the beneficial owners of your securities "qualified purchasers"?

        Yes ..................  No....................  Not applicable..........

(i)     we are the beneficial owner of the Interest and we certify that the statement below, next to which we have indicated in the space designated therefor, is true:

        (i)     we are not a partnership, limited liability company, grantor trust or S corporation for US Federal income tax purposes (a
                "flow-through entity") that owns directly or through another flow-through entity (or entities) the Interest; or

        (ii)    we are such a flow-through entity and either (A) substantially all of the value of such flow-through entity is attributable to property other than such flow-through entity's Interest in the
                Partnership or (B) such flow-through entity was not formed for the principal purpose or as one of its principal purposes to permit the Partnership to satisfy the 100 partner requirement of the Treasury Regulation Section 1.7704-1(h)(ii);

                                       83

(j)     if we are other than a natural person (i.e. a partnership, limited company, trust, corporation or other entity), we were not formed, organised, reorganised, capitalised, recapitalised or otherwise availed of for the specific purpose of investing in the Partnership (and our
        Interest in the Partnership will not represent a substantial proportion of our assets) provided that if we have been organised, reorganised, capitalised, recapitalised or otherwise availed of for the purpose of investing in the Partnership (or if our Interest in the Partnership will represent a substantial proportion of our assets), then:

        (i)     we shall have so indicated to the Manager in writing and shall have provided the Manager with such representations and
                warranties and such other evidence relating to compliance with the US Securities Act, the US Investment Company Act, the
                "publicly traded partnership" provisions of the Code and the
                United States Treasury Regulations promulgated thereunder, and such other governmental rules and regulations as the Manager shall reasonably request; and

        (ii)    we agree that restrictions (substantially similar to those contained in clause 9 of the Partnership Agreement on the
                Transfer of Interests or Shares in the Partnership) shall be imposed on the ability of the ultimate direct or indirect
                beneficial owners of interests in such special purpose entity
                (or entities) to transfer directly or indirectly such interests;
                and

(k)     we agree not to offer, sell, transfer, pledge, hypothecate or otherwise dispose of, directly or indirectly, all or any part of the Interest or any interest therein, except in accordance with the terms and provisions of the Partnership Agreement and applicable law (including without limitation, the registration requirements of the US Securities Act or an exemption therefrom, and any other applicable securities laws). In addition, we further agree that (i) we are not currently making (and at the time of our admission as a Limited Partner to the Partnership will not be making) a market in the limited partnership interests in the
        Partnership (or in any of the other Parallel Funds included as part of the Fund) and will not, at any time after our admission as a Limited
        Partner, make a market in any such Interests, and (ii) we will not sell, transfer or otherwise dispose of all or any part of our Interest (or any interest therein) on an "established securities market", a "secondary market", an "over-the-counter market" or the "substantial equivalent thereof', in each case within the meaning of Section 7704 of the Code, as amended, and the United States Treasury Regulations promulgated thereunder.

(l)     if at any time during the term of the Partnership we shall no longer be in compliance with the declarations, representations and warranties contained in (d), (e), (g), (h), (j) or (k) above, we shall promptly notify the Manager.

(m)     we acknowledge that the Partnership seeks to comply with all applicable laws concerning money laundering and related activities. In connection therewith, the General Partner is prohibited from accepting the investment of funds in the Partnership by any persons or entities that are acting, whether directly or indirectly, in contravention of any
        United States, English, international or other money laundering regulations or conventions. In connection therewith, we hereby represent, warrant and agree that:

        (i)     none of the funds invested at any time by us in the Partnership shall be derived from any activity or related to any source that is criminal under United States, English or international law, and no contribution to the Partnership shall result in a
                violation by the Partnership or the General Partner of the
                United States Bank Secrecy Act, the United States Money
                Laundering Control Act of 1986 or the money laundering
                provisions of the US Patriot Act of 2001;

                                       84

        (ii)    we will furnish any additional information that the General
                Partner may request to ensure compliance with all laws
                applicable to the Partnership having to do with money laundering and related activities; and

        (iii)   we will notify the General Partner of the Partnership if and as soon as we become aware that any statement made in this
                paragraph (m) has ceased to be true and correct.

                                       85

                    APPENDIX II TO THE SUBSCRIPTION AGREEMENT
        SPECIAL INVESTMENT CONDITIONS FOR APPLICANTS IN NON-US PLACEMENTS

We hereby declare, represent and warrant that:

(a)     we were not in the United States at the time that Commitments in the
        Partnership were offered to us, and we were not in the United States at the time such offer was accepted. As used herein, "United States" has the meaning provided in Regulation S under the US Securities Act;

(b)     we hereby understand that the Commitments in the Partnership have not been and will not be registered under the US Securities Act or the securities laws of any State and accordingly may not be offered, sold, transferred or pledged in the United States or to a US Person unless:

        (i)     the Commitments are duly registered under the US Securities Act and all applicable State securities laws; or

        (ii)    such offer or sale is made or in accordance with the provisions of Regulation S under the US Securities Act or pursuant to another exemption from registration, and the Partnership has received an opinion of counsel to such effect satisfactory to
                it.

        We also understand that sales or transfers of the Commitments are further restricted by the provisions of the Partnership Agreement;

(c)     we are not a US person and we are not acquiring a Commitment in the
        Partnership for the account or benefit of any US person nor with a view to the offer, sale or delivery, directly or indirectly of any such
        Commitments within the United States or to a US Person. As used herein
        "US Person" has the meaning provided in Regulation S under the US
        Securities Act (said definition being set forth in its entirety in the
        Appendix attached hereto);

(d)     if we are other than a natural person (i.e. a partnership, limited liability company, trust, corporation or other entity), we were not formed, organised, reorganised, capitalised, recapitalised or otherwise availed of for the principal or specific purpose, or as one of the principal or specific purposes, of investing in the Partnership (and our interest in the Partnership will not represent a substantial proportion of our assets) provided that if we have been so formed, organised, reorganised, capitalised, recapitalised or otherwise availed of for the purpose of investing in the Partnership (or if our Interest in the
        Partnership will represent a substantial proportion of our assets), then:

        (i)     we shall have so indicated to the Manager in writing and shall have provided the Manager with such representations and
                warranties and such other evidence relating to compliance with the US Securities Act, the US Investment Company Act, the
                "publicly traded partnership" provisions of the Code and the
                United States Treasury Regulations promulgated thereunder, and such other governmental rules and regulations as the Manager shall reasonably request; and

        (ii)    we shall agree that restrictions (substantially similar to those contained in the Partnership Agreement on the Transfer of
                Interests or Shares in the Partnership) shall be imposed on the ability of the direct or indirect beneficial or record owners of interests in such special purpose entity (or entities) to
                transfer directly or indirectly such interests; and

                                       86

        (iii)   we certify that we were not formed, availed of or reorganised for the principal purpose, or as one of the principal purposes, to permit the Partnership or any other Parallel Fund (or any combination of Parallel Funds) to satisfy the 100 partner
                limitation of United States Treasury Regulation Section
                1-7704-1(h)(ii).

(e)     we agree not to offer, sell, transfer, pledge, hypothecate or otherwise dispose of, directly or indirectly, all or any part of the Interest or any interest therein, except in accordance with the terms and provisions of the Partnership Agreement and applicable law (including, without limitation, the registration requirements of the US Securities Act or an exemption therefrom, and any other applicable securities laws). In addition, we further agree that (i) we are not currently making (and at the time of our admission as a Limited Partner to the Partnership will not be making) a market in the limited partnership interests in the
        Partnership (or in any of the other Parallel Funds included as part of the Fund) and will not, at any time after our admission as a Limited
        Partner, make a market in any such interests, and (ii) we will not sell, transfer or otherwise dispose of all or any part of our Interest (or any interest therein) on an "established securities market", a "secondary market", an "over-the-counter market" or the "substantial equivalent thereof', in each case within the meaning of Section 7704 of the Code, as amended, and the United States Treasury Regulations promulgated thereunder.

(f)     we are an "accredited investor" as defined in Rule 501(a) of Regulation
        D under the US Securities Act 1933 and we represent and warrant that each of the statements below, next to which we have indicated in the space designated therefor, is true:

                  [  ]  (i)     I am a natural person whose individual net
                                worth, or joint net worth with my spouse, at the
                                time of my subscription for a Commitment in the
                                Partnership, exceeds US$1,000,000;

                  [  ]  (ii)    I am a natural person who had an individual
                                income in excess of US$200,000 in each of the
                                two most recent years or joint income with my
                                spouse in excess of US$300,000 in each of those
                                years and have a reasonable expectation of
                                reaching the same income level in the current
                                year;

        OR

        if neither of the above statements are true, then we represent and warrant that each of the statements below, next to which we have indicated in the space designated therefor, is true:

                   [  ] (i)     I am an individual;

                   [  ] (ii)    I have a minimum of five years of legal or
                                business experience (including time in law
                                school or graduate business school);

                   [  ] (iii)   I had a gross income of at least US$150,000 in
                                prior year and have a reasonable expectation of
                                gross income of at least US$150,000 in each of
                                the next two succeeding years(2); and

                   [  ] (iv)    I have such knowledge and experience in
                                financial and business matters that I am capable
                                of evaluating the merits and risks of the
                                prospective investment in the Partnership.

____________________
(2)     In applying these tests, either calendar years or rolling 12-month periods may be used

                                       87

(g)     FOR NON-US INVESTORS

we acknowledge that the Partnership seeks to comply with all applicable laws concerning money laundering and related activities. In connection therewith, the
General Partner is prohibited from accepting the investment of funds in the
Partnership by any persons or entities that are acting, whether directly or indirectly, in contravention of any United Kingdom, international or other money laundering regulations or conventions. In connection therewith, we hereby represent, warrant and agree that:

        (i)     none of the funds invested by us in the Partnership shall be derived from any activity or related to any source that is criminal under English or international law, and no contribution to the Partnership shall result in a violation by the
                Partnership or the General Partner of the Money Laundering
                Regulations 1993 or any other money laundering provisions
                applicable in the United Kingdom;

        (ii)    we will furnish any additional information that the General
                Partner may request to ensure compliance with all laws
                applicable to the Partnership having to do with money laundering and related activities; and

        (iii)   we will notify the General Partner of the Partnership if and as soon as we become aware that any statement made in this
                paragraph (g) has ceased to be true and correct.

                                       88

                   APPENDIX III TO THE SUBSCRIPTION AGREEMENT
                             BENEFIT PLAN INVESTORS

If we are or are acting on behalf of, an employee benefit plan (including any entity deemed to hold "plan assets" of one or more such employee benefit plans), the plan or fiduciary of such employee benefit plan ("the Plan") hereby represents and warrants to the Manager and the General Partner that:

(a)     the decision to invest assets of the plan in Commitments in the
        Partnership was made by fiduciaries independent of the General Partner, the Manager, and any placing agent, which parties are duly authorised to make such investment decisions and who have not relied on any advice or recommendation of the General Partner, the Manager or any placing agent or any of their employees, representatives, agents or affiliates; and

(b)     none of the General Partner, the Manager or any placing agent nor any of their employees, representatives, agents or affiliates have exercised any discretionary authority or control with respect to the Plan's investment in Commitments in the Partnership, nor have the General
        Partner, the Manager or any placing agent or any of their employees, agents, representatives or affiliates rendered individualised investment advice to the plan based upon the plan's investment policies or strategy, overall portfolio composition or diversification.

                                       89

                    APPENDIX IV TO THE SUBSCRIPTION AGREEMENT

Set forth below are the definitions of "United States" and "US person" contained in Regulation S promulgated under the US Securities Act.

"United States" or "US" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia.

"US person" means:

(i)     Any natural person resident in the United States;

(ii)    Any partnership, limited liability company or corporation organised or incorporated under the s of the United States;

(iii)   Any estate of which any executor or administrator is a US person;

(iv)    Any trust of which any trustee is a US person;

(v)     Any agency or branch of a non-United States entity located in the United
        States;

(vi)    Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the be of a US person;

(vii)   Any discretionary account similar account (other than an estate or trust) held by a dealer or other fiduciary organised, incorporated, or
        (if an individual) resident in the United States; and

(viii)  Any partnership or corporation if: (A) organised or incorporated under the laws of any jurisdiction other than the United States and (B) formed by a US person principally for the purpose of investing in securities not registered under the US Securities Act, unless it is organised or incorporated, and owned, by "accredited investors" (as defined in Rule
        501 (a) under the US Securities Act) who are not natural persons, estates or trusts.

Notwithstanding the foregoing clauses (i) through (viii):

(a)     any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-US person by a dealer or other professional fiduciary organised, incorporated, or (if an individual) resident in the United States shall not be deemed to be a
        "US person";

(b)     any estate of which any professional fiduciary acting as executor or administrator is a US person shall not be deemed to be a "US person" if:
        (i) an executor or administrator of the estate who is not a US person has sole or shared investment discretion with respect to the assets of the estate; and (ii) the estate is governed by laws other than those of the United States;

(c)     any trust of which any professional fiduciary acting as trustee is a US person shall not be deemed to be a "US person" if a trustee who is not a
        US person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor the trust is revocable) is a US person;

(d)     an employee benefit plan established and administered in accordance with
        (i) the laws of a country other than the United States and (ii) the customary practices and documentation of such country, shall not be deemed to be a "US person"; and

                                       90

(e)     any agency or branch of a US person located outside the United States shall not be deemed a "US, person" if: the agency or branch (i) operates for valid business reasons, (ii) is engaged in the business or insurance or banking, and (iii) is subject to substantive insurance or banking regulation, in the jurisdiction where located.

Furthermore, none of the International Monetary Fund, the International Bank for
Reconstruction and Development, the Inter-American Development Bank, the Asian
Development Bank, the African Development Bank, the United Nations, or their agencies, affiliates and pension plans, or any other similar international organisation, or its agencies, affiliates and pension plans, shall be deemed to be a "US person".

                                       91

                                   APPENDIX V
                                     TO THE
                             SUBSCRIPTION AGREEMENT

               GREENHILL CAPITAL PARTNERS EUROPE (EMPLOYEES) L.P.
                       ANTI-MONEY LAUNDERING QUESTIONNAIRE

                     EVIDENCE OF IDENTITY FOR NEW INVESTORS

This questionnaire is designed to enable Greenhill Capital Partners Europe LLP satisfy some of its obligations in relation to anti-money laundering legislation in the UK and is based on the recommendations of the Joint Money Laundering
Steering Group guidance notes issued in February 2006 and approved by the
Treasury.

Investors in fund managed by Greenhill Capital Partners Europe LLP are required to complete the appropriate pages of this questionnaire and provide the relevant supporting documentation prior to being accepted as an investor in such funds.

If you have any questions in respect of these requirements, please contact
Jeremy Elmore of Macfarlanes on + 44-20-7849-2982 or Brian Phillips of Greenhill
Capital Partners Europe LLP on +44-20-7198-7433.

PLEASE NOTE THAT SOME INVESTORS WILL NEED TO COMPLETE MORE THAN ONE SECTION OF
THIS QUESTIONNAIRE. For example, some companies will need to provide evidence of two of their directors in accordance with the requirements applying to personal investors in section 1. Funds of funds, by way of further example, will need to satisfy section 10 and one of sections 2, 3 or 4.

This questionnaire captures the standard information required for all investors in funds managed by Greenhill Capital Partners Europe LLP. At Greenhill Capital
Partners Europe LLP's request, some investors may be asked to provide enhanced information in addition to the standard information provided.

PLEASE ENSURE THE LAST PAGE OF THIS DOCUMENT IS ALSO SIGNED ON BEHALF OF THE
INVESTOR.

                                    CONTENTS

1.      Personal investors

2.      UK companies or partnerships

3.      Non UK/US companies or partnerships

4.      Institutional investors

5.      US pension funds

6.      Unregulated credit or financial institutions

7.      Regulated credit or financial institutions

8.      Credit or financial institutions based outside the Financial Action Task
        Force

                                       92

9.      Fund of funds

1       PERSONAL INVESTORS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PLEASE TICK
IF YOU ARE ...                    PLEASE PROVIDE EVIDENCE OF ...      BY PROVIDING ...                                 IF PROVIDED
----------------------------------------------------------------------------------------------------------------------------------

o     applying in person          o     full name                     o     a government issued document with
                                  o     residential address                 your full name and either your
                                  o     date of birth                       residential address or date of birth.
                                                                            For example, a current valid full
                                                                            passport or national ID card with photo

                                                                      OR

                                                                      o     a government issued document without
                                                                            photograph, such as a valid (old
                                                                            style) UK driving licence AND a
                                                                            supporting second document which sets
                                                                            out your full name and either
                                                                            residential address or date of birth,
                                                                            such as a recent utility bill/bank
                                                                            statement

----------------------------------------------------------------------------------------------------------------------------------

                                       93

2       INVESTORS THAT ARE UK REGISTERED COMPANIES OR PARTNERSHIPS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PLEASE TICK
IF YOU ARE ...                    PLEASE PROVIDE EVIDENCE OF ...      BY PROVIDING ...                                 IF PROVIDED
----------------------------------------------------------------------------------------------------------------------------------

o     quoted on the London        o     full name                     o     a company registry search or a copy
      Stock Exchange;             o     registered number                   of the certificate of incorporation
o     other recognised            o     registered office             o     confirmation of the company's
      investment exchange; or     o     business address                    listing, for example by printing out
o     a subsidiary of such a      o     that the company is quoted          the relevant page from the
      company                           on the appropriate                  investment exchange website
                                        investment exchange           o     appropriate evidence to show that
                                                                            the person representing you is
                                                                            authorised to do so
                                                                      o     if a subsidiary of a listed company,
                                                                            confirmation that it is a
                                                                            subsidiary, for example, a copy of
                                                                            its shareholder register

----------------------------------------------------------------------------------------------------------------------------------

o     an unquoted company or      o     full name                     o     a company registry search
      partnership                 o     registered number             o     a copy certificate of
                                  o     registered office                   incorporation/trade or equivalent
                                  o     business address              o     a copy of the latest Report and
                                  o     names of all                        Accounts (audited if possible)
                                        directors/partners            o     appropriate evidence to show that
                                  o     names of beneficial owners          the person representing you is
                                        holding over 25%                    authorised to do so

                                                                            Additionally, please provide
                                                                            documentation to verify the identity of
                                                                            at least two individuals in line with
                                                                            requirements for personal applicants in
                                                                            section 1

----------------------------------------------------------------------------------------------------------------------------------

                                       94

3       INVESTORS THAT ARE NON UK/US REGISTERED COMPANIES OR PARTNERSHIPS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PLEASE TICK
IF YOU ARE ...                    PLEASE PROVIDE EVIDENCE OF ...      BY PROVIDING ...                                 IF PROVIDED
----------------------------------------------------------------------------------------------------------------------------------

o     quoted on a recognised/     o     full name                     o     a company registry search or a copy
      designated or approved      o     registered number                   of the certificate of incorporation
      investment exchange in      o     registered office             o     confirmation of the company's
      country with equivalent     o     business address                    listing, for example by printing
      legislation or a            o     that the company is quoted          out the relevant page from the
      subsidiary of such a              on the appropriate                  investment exchange website
      company; or                       investment exchange           o     appropriate evidence to show that
o     a regulated member of a                                               the person representing you is
      United Kingdom                                                        authorised to do so (e.g board
      recognised investment                                                 resolution or other applicable
      exchange                                                              authorisation)
                                                                      o     if a subsidiary of a listed
                                                                            company, confirmation that it is a
                                                                            subsidiary, for example, a copy of
                                                                            its shareholder register

----------------------------------------------------------------------------------------------------------------------------------

o     an unquoted company or      o     full name                     o     a company registry search
      partnership                 o     registered number             o     a copy certificate of
                                  o     registered office                   incorporation/trade or equivalent
                                  o     business address              o     a copy of the latest Report and
                                  o     names of all                        Accounts (audited if possible)
                                        directors/partners            o     appropriate evidence to show that
                                  o     names of beneficial owners          the person representing you is
                                        holding over 25%                    authorised to do so

                                                                      Additionally, please provide
                                                                      documentation to verify the identity of
                                                                      at least two individuals in line with
                                                                      requirements for personal applicants in
                                                                      section 1

----------------------------------------------------------------------------------------------------------------------------------

                                       95

4       INSTITUTIONAL INVESTORS (INCLUDING UK AND OTHER NON-US PENSION FUNDS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PLEASE TICK
IF YOU ARE ...                    PLEASE PROVIDE EVIDENCE OF ...      BY PROVIDING ...                                 IF PROVIDED
----------------------------------------------------------------------------------------------------------------------------------

o     a pension fund of a:        o     full name                     o     a company registry search or a copy
                                  o     registered number                   of the certificate of incorporation
   -  company listed on a UK      o     registered address                  or equivalent
      or EU stock exchange or     o     business address              o     a copy of the latest Report and
                                  o     names of all                        Accounts (audited if possible)
   -  Government agency                 directors/partners/           o     if you have Her Majesty's Revenue and
                                        trustees                            Customs ("HMRC") or equivalent
                                                                            approval for favourable tax status,
                                  (not all of these may be                  confirmation of such approval
                                  relevant, depending on the
                                  legal form)                         or confirm identity by reference to a
                                                                      public register (for example, with the
                                                                      Pension Schemes Registry industry
                                                                      directories e.g. 'Pension Funds and their
                                                                      advisers')

----------------------------------------------------------------------------------------------------------------------------------

o     other pension funds         o     full name                     o     a company registry search
                                  o     registered number             o     a copy of the latest Report and
                                  o     registered address                  Accounts (audited if possible)
                                  o     business address              o     if you have Her Majesty's Revenue
                                  o     names of all                        and Customs ("HMRC") or equivalent
                                        directors/partners/                 approval for favourable tax status,
                                        trustees                            confirmation of such approval
                                  o     details of employer (if
                                        occupational pension          or confirm identity by reference to a
                                        scheme)                       public register (for example, the Pensions
                                                                      Scheme Registry or industry directories e.g.
                                                                      'Pension Funds and their advisers')

                                                                      Additionally, provide verification
                                                                      documentation

----------------------------------------------------------------------------------------------------------------------------------

                                       96

----------------------------------------------------------------------------------------------------------------------------------
                                                                      for employer as appropriate
----------------------------------------------------------------------------------------------------------------------------------

o     a local authority;          o     full name                     o     a company registry search or a copy
o     a unit trust; or            o     registered number                   of the certificate of incorporation
o     a charity                   o     registered address                  or equivalent
                                  o     business/ operation address   o     a copy of the latest Report and
                                  o     names of all                        Accounts (audited if possible)
                                        directors/partners/           o     appropriate evidence to show that
                                        trustees                            the person representing you is
                                                                            authorised to do so
                                                                      o     if a registered charity, confirmed
                                                                            details from the Charity Commission
                                                                      o     if a local authority, a copy of the
                                                                            Council resolution

                                                                      Additionally please provide documentation to
                                                                      verify the identity of at least two trustees
                                                                      or equivalent who will have authority to
                                                                      operate an account or give instructions
                                                                      concerning the use or transfer of funds. This
                                                                      verification will be in line with requirements
                                                                      for personal applicants in section 1.
----------------------------------------------------------------------------------------------------------------------------------

                                       97

5       US PENSION FUNDS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       PLEASE TICK
IF YOU ARE ...                    PLEASE PROVIDE EVIDENCE OF ...      BY PROVIDING ...                                 IF PROVIDED
----------------------------------------------------------------------------------------------------------------------------------

o     a pension fund of a         o     full name                     o     a company registry search or a copy
      company listed on a US      o     registered number                   of the certificate of incorporation
      stock exchange or of a      o     registered address                  or equivalent
      Federal or State            o     business address              o     a copy of the latest Report and
      Government agency           o     names of all                        Accounts (audited if possible)
                                        directors/partners/           o     if you have US  approval for
                                        trustees                            favourable tax status,  confirmation
                                                                            of such approval

                                                                      or confirm identity by reference to a
                                                                      public register (for example, with the
                                                                      Pension Schemes Registry industry
                                                                      directories e.g. 'Pension Funds and their
                                                                      advisers')

----------------------------------------------------------------------------------------------------------------------------------

o     other pension funds         o     full name                     o     a company registry search
                                  o     registered number             o     a copy of the latest Report and
                                  o     registered address                  Accounts (audited if possible)
                                  o     business address              o     if you have US approval for
                                  o     names of all                        favourable tax status, confirmation
                                        directors/partners/                 of such approval
                                        trustees

                                  o     details of employer (if       or confirm identity by reference to a
                                        occupational scheme)          public register (for example, the Pensions
                                                                      Scheme Registry or industry directories
                                                                      e.g. 'Pension Funds and their advisers')

                                                                      Additionally, provide verification
                                                                      documentation for employer as appropriate

----------------------------------------------------------------------------------------------------------------------------------

                                       98

6       INVESTORS THAT ARE UNREGULATED UK/EU/US CREDIT OR FINANCIAL INSTITUTIONS
        (I.E. FOR WHOM THERE IS NO ENTRY IN THE BANKERS' ALMANAC)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PLEASE
                                                                                                                        TICK IF
IF YOU ARE ...                                          PLEASE PROVIDE EVIDENCE OF IDENTITY ...                         PROVIDED
----------------------------------------------------------------------------------------------------------------------------------

o     an unregulated UK/EU credit or financial          o     by following the requirements for UK,
      institution                                             US and non-UK companies as appropriate

----------------------------------------------------------------------------------------------------------------------------------

                                       99

7       APPLICANTS THAT ARE CREDIT OR FINANCIAL INSTITUTIONS IN COUNTRIES WITH
        LEGISLATION EQUIVALENT TO UK/EU LEGISLATION (INCLUDING THE US)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PLEASE
                                                                                                                        TICK IF
IF YOU ARE ...                    PLEASE CONFIRM  ...                 BY PROVIDING EVIDENCE CONFIRMING ...              PROVIDED
----------------------------------------------------------------------------------------------------------------------------------

o     a credit or financial       o     full name                     o     that an entry exists in the Bankers'
      institution in a country    o     registered number                   Almanac;
      with equivalent             o     registered address
      legislation; or             o     business address              o     that an entry exists in the SWIFT
o     a branch or subsidiary      o     regulated status                    International Bank Identifier Code
      in a country with                                                     Directory;
      equivalent legislation
      of a credit or financial                                        o     confirming your regulated status with
      institution whose head                                                the applicable Central Bank/SEC;
      office/parent is
      regulated in a Financial                                        o     confirming your regulated status with a
      Action Task Force country                                             correspondent bank in the same country
                                                                            with whom an account relationship
                                                                            already exists; or

                                                                      o     confirming your regulated status with
                                                                            an EU regulated correspondent bank of
                                                                            the overseas institution

                                                                      o     appropriate evidence to show that the
                                                                            person representing you is authorised
                                                                            to do so

----------------------------------------------------------------------------------------------------------------------------------

                                       100

8       CREDIT OR FINANCIAL INSTITUTIONS OUTSIDE FINANCIAL ACTION TASK FORCE
        ("FATF")

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PLEASE
                                                                                                                        TICK IF
IF YOU ARE ...                    PLEASE CONFIRM  ...                 BY PROVIDING ...                                  PROVIDED
----------------------------------------------------------------------------------------------------------------------------------

o     a branch or subsidiary      o     that a group policy exists    o     confirmation from the relevant branch
      in a non-FATF country of          to apply money laundering           or subsidiary that a group policy
      a credit or financial             standards in the branch or          exists and is being applied, PLUS
      institution whose head            subsidiary, required under          confirmation from the head
      office/parent is                  the jurisdiction of the             office/parent that a group policy has
      regulated in the UK or            country of domicile of the          been adopted in line with the
      EU                                head office/parent                  jurisdiction of the country of
                                                                            domicile of the head office/parent

                                                                      o     appropriate evidence to show that the
                                                                            person representing you is authorised
                                                                            to do so

----------------------------------------------------------------------------------------------------------------------------------

o     a non-FATF                  o     full name                     Confirmation from one of:
      credit/financial            o     registered number
      institution or branch       o     registered office in          o     your applicable Central Bank;
      thereof in a country              country of incorporation
      without equivalent          o     business address              o     a correspondent bank in the same
      legislation                 o     regulated status                    country with whom an account
                                  o     names of all directors              relationship exists; or

                                                                      o     an EU regulated correspondent bank of
                                                                            the overseas institution

                                                                      AND

                                                                      o     appropriate evidence to show that the
                                                                            person representing you is authorised
                                                                            to do so

----------------------------------------------------------------------------------------------------------------------------------

                                       101

9       FUND OF FUNDS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        PLEASE
                                                                                                                        TICK IF
IF YOU ARE ...                    PLEASE PROVIDE EVIDENCE OF  ...     BY PROVIDING ...                                  PROVIDED
----------------------------------------------------------------------------------------------------------------------------------

o     a UK/EU/US regulated        o     full name                     o     by following the requirements for
      financial institution       o     registered number                   UK/EU/US companies and partnerships
      acting on behalf of a       o     registered office in                (see section 2);
      fund of funds                     country of incorporation      o     confirming your identity and
                                  o     business address                    regulated status with the
                                  o     regulated status                    appropriate regulatory authority in
                                  o     steps taken to verify               accordance with the procedures for
                                        identity of investors               regulated firms (see section 7);
                                                                      o     confirming that you have verified
                                                                            the identity of all investors in the
                                                                            fund in accordance with with your
                                                                            domestic legislation; and
                                                                      o     appropriate evidence to show that
                                                                            the person representing you is
                                                                            authorised to do so.

----------------------------------------------------------------------------------------------------------------------------------

o     a fund of funds not         o     full name                     o     by following the requirements for
      acting through a            o     registered number                   companies and partnerships (see
      regulated financial         o     registered office in                section 2);
      institution                       country of incorporation      o     by obtaining confirmation from an
                                  o     business address                    appropriately regulated person that
                                  o     regulated status                    it has verified the identity of all
                                  o     names of all directors or           investors in the fund in accordance
                                        equivalent                          with with legislation equivalent to
                                  o     steps taken to verify               UK/EU (including US);
                                        identity of investors         o     confirming identity and regulated
                                                                            status of regulated person in
                                                                            accordance with the procedures for
                                                                            regulated firms (see section 7); AND

                                                                      o     appropriate evidence to show that the
                                                                            person representing you is authorised
                                                                            to do so.

----------------------------------------------------------------------------------------------------------------------------------

                                       102

...................................
Dated

Signed on behalf of applicant by

Signature ........................

Position .........................

                                       103

                                   SCHEDULE II

                             FORM OF DRAWDOWN NOTICE

[Investor]

[Date]

Greenhill Capital Partners Europe (Employees) L.P. ("the Partnership")

Notice is hereby given pursuant to Clause 4.1 of the Partnership Agreement between GCP Europe General Partnership L.P. (1) and Emmanuel Tesone (2) dated 11
April 2007, as amended and restated on 10 May 2007 ("the Partnership Agreement")
of drawdown of part of your Loan Commitment as detailed below. Payment should be made for value no later than [  am/pm] on [  /  /200 ] to the Partnership's account at:-

Bank:             [                 ]

Sort Code:        [                 ]

Credit Account:   Greenhill Capital Partners Europe (Employees) L.P.

Account Number:   [                 ]

Amount:

Your attention is drawn to Clause 4.4 of the Partnership Agreement. Interest shall accrue to the Partnership on any amount not advanced prior to the date of expiry of this Drawdown Notice at the rate of 10% per annum. In the event of failure to remedy such default and pay the amount required pursuant to this
Drawdown Notice with interest on or before the expiry of 30 days' notice so requiring, the Manager will have the right to cause your Capital Contribution to be forfeited or to purchase your Interest at its fair market value.

The proposed Investment is in [name of investee company] which is engaged in the
business of [        ] and [further brief details of proposed transaction]. The
investee company is situated in [      ].

Words and expressions not defined in this Drawdown Notice which are defined in the Partnership Agreement shall have the same respective meanings in this
Drawdown Notice.

                         ..............................
                                     [Name]

                                       104

                                  SCHEDULE III

                              INVESTMENT OBJECTIVE

The Partnership's investment objective is to achieve superior medium to long-term capital appreciation primarily through mid-market transactions in private companies which are primarily based in the United Kingdom. Investments will be in privately negotiated investments in equity or equity related securities which enable the Partnership to control or significantly influence the strategy and governance of the investee company. The Partnership may also make passive investments.

                                INVESTMENT POLICY

Up to one third of Total Commitments may be invested in companies based outside of the United Kingdom.

No more than 25% of Total Commitments may be used to acquire Investments in any one Investee Company and its associated companies, provided that the Partnership may acquire an Investment using up to 35% of Total Commitments with a view to underwriting and/or syndicating transactions, including any guarantees, undertakings and Temporary Investments. On a syndication the Manager will use all reasonable endeavours to sell down the relevant Investment to below 25% of
Total Commitments within eighteen months of making the investment.

No Investment will be made in any collective investment scheme or other pooled investment vehicle charging a management fee.

                                       105

The Parties have executed this Agreement on the date shown at its head.

SIGNED by Director                          )
and Director                                )
on behalf of GCP EUROPE GENERAL             )
PARTNER LIMITED                             )
as general partner of GCP EUROPE            )
GENERAL PARTNERSHIP L.P.                    )

SIGNED by                                   )
EMMANUEL TESONE                             )

________________________

in the presence of:

________________________ Signature

________________________ Name

________________________ Address

________________________ Address

________________________ Occupation

                                       106